UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
URBAN IMPROVEMENT FUND LIMITED 1974, LP
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐ No fee required.
☑ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Units of limited partnership interest (“Units”)

(2)	Aggregate number of securities to which transaction applies:

5,269.5 Units as of July 19, 2007

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$1,050 per Unit

(4)	Proposed maximum aggregate value of transaction:

$5,532,975

(5)	Total fee paid:

$169.86

☑	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

URBAN IMPROVEMENT FUND LIMITED 1974, LP

NOTICE OF CONSENT SOLICITATION
AND INFORMATION STATEMENT

To our Limited Partners:

Interfinancial Real Estate Management Company (the “General Partner” or “IREMCO”), the general partner of Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership (the “Partnership” or “Urban Fund”), is furnishing the attached Consent Solicitation and Information Statement (the “Statement”) to the limited partners of the Partnership (the “Limited Partners”) to solicit their consent to the following proposals:

PROPOSAL 1:  To approve a recapitalization merger (the “Merger”), pursuant to which UIF 1974, LP, a Delaware limited partnership, will merge with and into the Partnership, and the outstanding limited partnership units of the Partnership (“Units”) held by the Limited Partners (other than Units held by the General Partner and certain Limited Partners who will continue as Limited Partners following the Merger) will be converted into the right to receive $1,050 per Unit.

           November 10, 2007 has been fixed by the General Partner as the record date of the Limited Partners entitled to vote, and only holders of record of Units at the close of business on that day will be entitled to vote.

The General Partner requests that Limited Partners vote on the Merger on the enclosed Consent Ballot, by signing, dating, and returning it to the Partnership by mail or overnight courier service to IREMCO, 1201 Third Avenue, Suite 5400, Seattle, WA 98101, Attention: Ilya Gamel, or by fax to Ilya Gamel at fax telephone number 206-628-8031, so that it arrives at the offices of the General Partner on or before 5:00 p.m. PDT on December 13, 2007.

To ensure that your Units are represented, please complete, date and sign the enclosed consent ballot and fax it to 206-628-8031 or mail it promptly in the postage paid envelope provided.

The Statement is being mailed to Limited Partners on or about November 14, 2007.

Interfinancial Real Estate Management Company
General Partner

URBAN IMPROVEMENT FUND LIMITED 1974, LP
A Delaware Limited Partnership
1201 Third Avenue, Suite 5400
Seattle, WA 98101

CONSENT SOLICITATION AND INFORMATION STATEMENT

November 14, 2007

Interfinancial Real Estate Management Company (the “General Partner” or “IREMCO”), the general partner of Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership (the “Partnership” or “Urban Fund”), is furnishing this Consent Solicitation and Information Statement (this “Statement”) to the limited partners of the Partnership (the “Limited Partners”) and is seeking their consent to the recapitalization merger (the “Merger”) of the Partnership. The Merger will be effected pursuant to the Agreement of Merger attached as Exhibit B to this Statement (the “Merger Agreement”) between Urban Fund and a newly created limited partnership, UIF 1974, LP, a Delaware limited partnership (“Merger Sub”). Under the terms of the Merger, the outstanding limited partnership units of the Partnership (“Units”) held by the Limited Partners, other than Units held by the General Partner, by its affiliate, SP Millennium L.L.C. (the “GP Affiliate”), and by the nine Existing ER Limited Partners identified below, which are not affiliated with the General Partner, will be converted into the right to receive a cash payment of $1,050 per Unit (the “Merger Consideration”).

The following entities, each of which is a Massachusetts limited partnership, are the “Existing ER Limited Partners”:

Equity Resource Bay Fund Limited Partnership	Equity Resource Lexington Fund Limited Partnership
Equity Resource Boston Fund Limited Partnership	Equity Resource Fund XV Limited Partnership
Equity Resource Brattle Fund Limited Partnership	Equity Resource Fund XVI Limited Partnership
Equity Resources Cambridge Fund Limited Partnership	Equity Resource Fund XX Limited Partnership
Equity Resource Dover Fund Limited Partnership

The GP Affiliate will provide a portion of the cash required for the Merger. The balance of the cash will be provided by the following three entities (the “New ER Limited Partners”), each of which is a Massachusetts limited partnership:

Equity Resource Fund XXIV (QP) Limited Partnership	F24 Annex Fund Limited Partnership
Equity Resource Fund XXIV (AI) Limited Partnership

The Existing ER Limited Partners and the New ER Limited Partners will be referred to as the “ER Limited Partners”. Following the Merger, the sole owners of the Partnership (the “Post-Merger Partners”) will be the General Partner, the GP Affiliate and the ER Limited Partners.

The result of the Merger will be the conversion of your Units into the right to receive $1,050 per Unit in cash. You will no longer be a Limited Partner of the Partnership.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE FAIRNESS OF THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

As of November 10, 2007, there were 11,394 Units and 115 general partnership units of the Partnership outstanding. The Merger requires the written approval of the General Partner and Limited Partners holding at least a majority of the outstanding Units. The GP Affiliate and the Existing ER Limited Partners own approximately 50.4% of the outstanding Units and intend to vote in favor of the Merger. Therefore, the required approval of Limited Partners is assured. The General Partner has determined that in all likelihood it will approve the Merger.

The delivery of this Statement, the preceding Notice of Consent Solicitation and Information Statement, and the Limited Partner Consent Ballot for approval of the Merger attached hereto as Exhibit E (the “Consent Ballot”) shall constitute notice of the Merger by the General Partner. Information regarding the process for consenting to the Merger is set forth under “Procedures for Limited Partner Vote on Consent Ballot” on page 42. If the Merger is completed, any Limited Partner that does not vote in favor of the Merger will be entitled to request appraisal rights, but only if the Limited Partner submits a written demand for such rights before the vote on the Merger Agreement and complies with the other procedures required under the Merger Agreement explained on page 23 below.

This solicitation is being made by the General Partner, on behalf of the Partnership. Consents may be solicited by mail, telephone, e-mail and in person. Solicitations may be made by representatives of the General Partner, none of whom will receive additional compensation for such solicitations. All transaction costs related to the Merger, including costs of preparing this Statement, will be borne by one or more of the GP Affiliate and the ER Limited Partners. See “Transaction Expenses” below.

Any consent given pursuant to this solicitation may be revoked by the filing with and receipt by the General Partner before 5:00 p.m. on December 13, 2007 of a written revocation or duly executed consent bearing a later date.

IMPORTANT NOTICES

The General Partner has prepared this Statement solely for the purpose of soliciting the vote of the Limited Partners of the Partnership on the Merger. No person has been authorized to give any information or to make any representations other than those contained in this Statement and, if given or made, such representations must not be relied upon.

This is only a summary of certain matters relating to the Merger. You should consult your own advisors for investment, financial, tax and other advice regarding the Merger and the subsequent payment of the Merger Consideration.

Any Limited Partner of the Partnership who has questions or requires additional information should contact Ilya Gamel at the offices of the General Partner, at 206-622-9900.

Exhibit A	Fairness Opinion of Recap Advisors, LLC.

Exhibit B	Agreement of Merger between Urban Improvement Fund Limited 1974, LP and UIF 1974, LP

Exhibit C	Historical Performance Evaluation

Exhibit D	Estimated Federal Income Tax Consequences of the Merger for Standard Unit Holdings

Exhibit E	Limited Partner Consent Ballot for Approval of Merger

SUMMARY TERM SHEET

The following is a brief summary of information contained elsewhere in this Statement. This summary assumes that the reader is a Limited Partner in the Partnership. The summary does not contain a complete description of the terms of the proposed Merger and is qualified in its entirety by reference to the full text of this Statement, Urban Fund’s Agreement of Limited Partnership (the “Partnership Agreement”), the Merger Agreement and the other documents referred to herein, including the “Conflicts of Interest and Risk Factors” commencing on page 20 of this Statement. In this Statement, the terms “Urban Fund”, “Partnership”, “we”, “our”, and “us” refer to Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership. Page references in this summary will direct you to a more complete description of the topics.

Parties to the Merger (page 17)

The parties to the Merger are the Partnership and UIF 1974, LP, a newly formed Delaware limited partnership (“Merger Sub”) that has been formed solely for the purposes of completing the Merger.

Information About the General Partner and the Other Post-Merger Partners (page 17)

The General Partner, Interfinancial Real Estate Management Company, is a Washington corporation, and has served as the General Partner of the Partnership since 1974. Additional information about the General Partner and the other Post-Merger Partners can be found beginning on page 17 of this Statement.

What You Will Receive in the Merger

Upon completion of the proposed merger of Merger Sub with and into the Partnership, the outstanding Units held by the Limited Partners, other than those Units held by the General Partner, its affiliate, SP Millennium L.L.C., and the nine Existing ER Limited Partners listed on page i of this Statement, will be converted into the right to receive $1,050 per Unit in cash.

Effect of the Merger (page 9)

The Merger is a “going private” transaction that will result in the Partnership becoming owned by the General Partner, its affiliate, SP Millennium L.L.C., and the twelve ER Limited Partners listed on page i of this Statement, all of which are referred to as the “Post-Merger Partners” in this Statement. The Merger will have the following effects when it is completed:

•	the Partnership will be owned by the Post-Merger Partners;

•	the current Limited Partners, other than those who are Post-Merger Partners, will no longer have any right to any future economic returns from the Partnership;

•	the Partnership will no longer be required to file annual, quarterly, and current reports with the Securities and Exchange Commission, or the “SEC”.

Recommendations of the General Partner and Conflicts of Interest (page 10)

The General Partner has conflicts of interest with respect to the Merger, and is therefore unable to make a recommendation as to whether or not Limited Partners should vote for the Merger. Each Limited Partner should make his or her own decision whether or not to vote for the Merger, based upon a number of factors, including but not limited to factors personal to each Limited Partner, such as financial position, the need or desire for liquidity, other financial opportunities that may be available, and tax position of the Limited Partner. Limited Partners who do not vote in favor of the Merger will have the right until December 13, 2007 to request limited appraisal rights for their Units, as described under "Appraisal Rights" below. For additional information about the conflicts of interests affecting the General Partner, see "Conflicts of Interest and Risk Factors" below.

Fairness of the Going Private Transaction (page 12)

The General Partner and the other Post-Merger Partners have conducted an evaluation of the Merger and the Merger consideration, and reasonably believe that the Merger is both substantively and procedurally fair to the Limited Partners.

Fairness Opinion (page 13)

The General Partner has retained an independent valuation company, Recap Advisors, LLC (“Recap Advisors”), to analyze the Partnership and its assets, and render an opinion concerning the fairness of the Merger Consideration payable to Limited Partners as a result of the Merger. Recap Advisors has determined the fair market value of the Units to be $1,000 per Unit and has rendered their opinion (the “Fairness Opinion”) that the Merger Consideration is fair to the Limited Partners from a financial point of view.

Appraisal Rights (page 25)

Instead of accepting the Merger Consideration for their Units, if the Merger is consummated, Limited Partners not voting in favor of the Merger will be entitled to exercise appraisal rights as provided under the Merger Agreement. These appraisal rights provide that Limited Partners have the right to first negotiate with the General Partner to determine an alternative valuation for their Units if the Limited Partner can show that the fair market value for the Units is greater than the Merger Consideration. If such negotiations are unsuccessful, Limited Partners may elect to have their Units appraised by the Delaware Court of Chancery. These appraisal rights are subject to a number of restrictions and technical requirements. Generally, to exercise these rights, among other things:

•	a Limited Partner must NOT vote in favor of the Merger and adoption of the Merger Agreement; and

•	a Limited Partner must make a written demand in compliance with the Merger Agreement BEFORE December 13, 2007, the deadline for returning consent ballots.

            MERELY VOTING AGAINST THE MERGER WILL NOT PRESERVE APPRAISAL RIGHTS.

Material U.S. Federal Income Tax Matters (page 28)

The receipt by a U.S. Limited Partner of cash for his or her Units pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes and also may be a taxable transaction under applicable state, local, foreign, and other tax laws. Generally, gain or loss will be recognized in an amount equal to the difference between the federal income tax basis in the Units and the amount of cash received. For additional information regarding material U.S. federal income tax consequences of the Merger to Limited Partners, see “Material U.S. Federal Income Tax Matters” beginning on page 28. Limited Partners are urged to consult their own tax advisors as to the particular tax consequences to them of the Merger.

Required Approvals (page 42)

The affirmative vote of the holders of a majority of the outstanding Units and the approval of the General Partner is necessary to approve the Merger and adopt the Merger Agreement. The GP Affiliate and the Existing ER Limited Partners, as of the record date, collectively owned 5,745.5 Units, entitling them to cast approximately 50.4% of the votes that may be cast on the Merger. The GP Affiliate and the Existing ER Limited Partners have indicated their intention to vote in favor of the Merger, thereby assuring Limited Partner approval of the Merger. The General Partner has determined that in all likelihood it will approve the Merger.

Summary Financial Information

The following information at and for the years ended December 31, 2006 and 2005 is derived from the Partnership’s audited financial statements. The information set forth below should be read in conjunction with, and is qualified in its entirety by, the Partnership’s audited financial statements and related notes for the fiscal years ended December 31, 2006 and 2005, attached as an exhibit to this Statement.

OPERATING DATA

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005

Interest Income	$36,769	$228,380
Cost and expenses:
Professional fees	23,000	18,000
Management fee	194,289	204,090
Amortization	7,109	4,517
Other	27,545	10,197
Loss before equity in income of Local Limited Partnerships	(215,174)	(8,424)
Equity in income (loss) of Local Limited Partnerships	5,568,951	(842,389)
Net Income (Loss)	5,353,777	(850,813)
Net Income (Loss) Allocated for:
General Partners	53,538	(8,508)
Limited Partners	5,300,239	(842,305)

BALANCE SHEET DATA

	Year Ended	Year Ended
	December 31,	December 31,
(End of Period)	2006	2005

Balance Sheet Information:
Total assets	$15,176,903	$9,775,199
Total Liabilities	58,944	11,017
Partner’s Capital (Deficit):
General Partner	151,180	97,642
Limited Partners	14,996,779	9,666,540
Other Information:
Total owned or controlled properties (end of period)	10	9
Net Income (Loss) per Unit — 11,394 Units outstanding	465	(74)

The following summary financial information as of June 30, 2007 should be read in conjunction with, and is qualified in its entirety by, the Partnership’s financial statements and related notes for the fiscal quarter and six months ended June 30, 2007 attached as an exhibit to this Statement, and the Partnership’s audited financial statements and related notes for the fiscal years ended December 31, 2006 and 2005 which are also attached as an exhibit to this Statement:

	Six Month Period	Six Month Period
	Ended June 30,	Ended June 30,
	2007	2006

Interest Income	$94,401	$4,017
Cost and expenses:
Professional fees	10,000	10,000
Management fee	28,510	102,046
Amortization	3,554	3,554
Other	4,335	1,494
Income (loss) before equity of Local Limited Partnerships	47,602	(113,077)
Equity in income (loss) of Local Limited Partnerships	(395,283)	(463,362)
Net Income (Loss)	(347,681)	(576,439)
Net Income (Loss) Allocated for:
General Partners	(3,477)	(5,764)
Limited Partners	(344,204)	(570,675)

	Six Months Ended	Year Ended
(End of Period)	June 30,	December 31,
	2007	2006

Balance Sheet Information:
Total assets	$14,144,947	$15,176,903
Total Liabilities	435,267	58,944
Partner’s Capital (Deficit):
General Partner	137,105	151,180
Limited Partners	13,572,575	14,966,779
Other Information:
Total owned or controlled properties (end of period)	10	10
Net Income (Loss) per Unit — 11,394 Units outstanding	(30)	465

Book Value per Unit equaled $1,191 based on the Partnership’s unaudited quarterly financial statements for the fiscal quarter ended June 30, 2007.

The Partnership had $3,409,776 in cash reserves as of August 28, 2007, representing approximately $299 per Unit.

The Partnership files annual, quarterly, and special reports, proxy statements, and other information with the SEC. The Partnership’s SEC filings, including this Statement, are available over the internet at the SEC’s website at www.sec.gov. See “Where You Can Find More Information” below for additional information about the Partnership’s public filings.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers briefly address some questions a Limited Partner may have regarding the proposed merger. These questions and answers may not address all questions that may be important to a Limited Partner of Urban Fund. Please refer to the more detailed information contained elsewhere in this Statement, the exhibits to this Statement, and the documents referenced within this Statement.

Q.1:	What is being proposed?

A:	The General Partner is proposing a recapitalization merger, called the “Merger” in this Statement, in which the limited partnership Units owned by Limited Partners (other than those who are Post-Merger Partners) will be converted into the right to receive a cash payment of $1,050 per Unit.

Q.2:	What will a Limited Partner receive as a result of the proposed Merger?

A:	Limited Partners (other than those who are Post-Merger Partners) will receive a cash payment of $1,050 for each Unit owned by them. They will be deemed to have transferred their Units in 2007, and will thereafter no longer be limited partners in the Partnership. If the transfers of their Units are effective in 2007, the transaction will, for most of the Limited Partners, be reportable in 2008 on their federal income tax returns for 2007. Units owned by Post-Merger Partners will remain outstanding. After the Merger is complete, the Post-Merger Partners will collectively own 100% of the partnership interests in the Partnership and the rights to any future economic returns from the Partnership.

Q.3:	Why should the Limited Partners consent to the Merger?

A:	The Merger will, among other reasons, permit the Limited Partners to obtain liquidity for an investment that was made more than 30 years ago, primarily for the purpose of providing front-end tax deductions to its limited partners, and allow the Limited Partners to conclude an investment that will have produced a cumulative annualized internal rate of return of approximately 18% for an original investor, as referenced in Exhibit C. A further discussion of reasons for the Limited Partners to consider can be found under “Special Factors” beginning on page 7 of this Statement.

Q.4:	Does the General Partner have a conflict of interest relating to the Merger?

A:	Yes. As a result of the Merger, the General Partner and the other Post-Merger Partners will own 100% of the partnership interests in Urban Fund and the right to any future economic returns from Urban Fund after the Merger. The Merger Consideration of $1,050 per Unit that the Limited Partners will receive was established by the General Partner and the other Post-Merger Partners. The GP Affiliate and the three New ER Limited Partners listed on page i of this Statement will provide the Merger Consideration for the Units being extinguished in the Merger. There is a conflict between the General Partner’s desire to have its affiliate purchase the Units at a low price and the Limited Partners’ desire to sell the Units at a higher price.

Q.5:	How is the General Partner addressing the conflicts of interest?

A:	The General Partner retained Recap Advisors to perform an independent analysis of the current and expected future performance and value of the Partnership and its assets, and express a formal opinion on the fair market value of the Units that will be extinguished in the Merger. Recap Advisors is experienced in advising on the valuation of, and structuring financings for, multifamily housing projects, particularly projects involving federally regulated multifamily housing such as some of the Local Limited Partnerships (as defined in Q.6 below). Recap Advisors has determined the fair market value of the Units to be $1,000 per Unit and has rendered the Fairness Opinion that the Merger Consideration of $1,050 per Unit payable in the Merger is fair to the Limited Partners from a financial point of view.

Additionally, the Merger Agreement provides for limited appraisal rights for Limited Partners who do not vote in favor of the Merger. See “Appraisal Rights” below for additional information.

Q.6:	Why should the Partnership engage in the Merger rather than continue operating the Partnership as it is now structured?

A:	The Partnership was formed over 30 years ago to invest in separate limited partnerships (the “Local Limited Partnerships”) which would develop, manage, own, operate and otherwise deal with apartment complexes, the financing and operation of some of which were assisted by federal, state or local government agencies and which Local Limited Partnerships themselves hold local real estate properties. The original purpose of the Partnership was to provide tax shelter against federal income taxation through the investment vehicle of government-subsidized housing. This purpose has been fulfilled. Changes in the Federal tax laws in 1986 and thereafter have significantly altered the tax benefits of owning and operating government-assisted housing projects, which has restricted the ability of the Partnership to liquidate its investments. Further, the Partnership does not have the ability to completely liquidate its assets because it does not control all of the Local Limited Partnerships and not all of the assets of the Local Limited Partnerships are freely saleable because some of the assets are subject to restrictions associated with their federally or state subsidized status. The Merger will provide Limited Partners with liquidity for their investment. If the Partnership continues to operate as it is now structured, there would be no immediate opportunity to fully liquidate the Units or the Partnerships assets, and Limited Partners would have no access to liquidity for their Units other than through privately negotiated sales.

Additionally, the General Partner feels there is little benefit to the Partnership to continue as a reporting entity, and the General Partner does not believe that the Partnership will benefit from its status as a public company in the foreseeable future. As a result of the Merger, the Partnership will have fewer than 300 limited partners and therefore will no longer be subject to the periodic reporting and related costly requirements under the federal securities laws that are applicable to public companies.

Q.7:	What do I do now?

A:	After you have carefully reviewed this Statement and the exhibits and referenced documents, please indicate how you want to vote on the Merger by marking the appropriate boxes on the enclosed Consent Ballot. Please return the completed signed and dated Consent Ballot to the General Partner in the enclosed self-addressed envelope, or by overnight courier service to IREMCO, 1201 Third Avenue, Suite 5400, Seattle, WA 98101, Attention: Ilya Gamel, or by fax to Ilya Gamel at fax telephone number 206-628-8031, on or before December 13, 2007.

Q.8:	What is needed to approve the Merger?

A:	The Merger requires the consent of the General Partner and the affirmative vote of Limited Partners holding more than 50% of the outstanding Units. The GP Affiliate and the Existing ER Limited Partners collectively own approximately 50.4% of the outstanding Units and intend to vote their Units in favor of the Merger. The General Partner has determined that in all likelihood it will approve the Merger.

Q.9:	When does the General Partner expect that the Merger will be completed?

A:	If the Merger is approved by the Limited Partners and the General Partner, it is anticipated that the Merger will be completed in December 2007.

Q.10:	If I have additional questions, whom should I call?

A:	Ilya Gamel, at the offices of the General Partner, at 206-622-9900. However, please note that the General Partner has substantial conflicts of interest in connection with the Merger.

Q.11:	What will be the income tax consequences of the Merger?

A:	The Merger will be a taxable transaction. Gain or loss will be recognized by the Limited Partners (other than those who are Post-Merger Partners) in an amount equal to the difference between a Limited Partner’s federal income tax basis in the Units and the amount of cash received. Attached as Exhibit D is a schedule that sets forth the estimated tax consequences of the Merger for original individual holders of 1, 5, 10 and 20 Units.

SPECIAL FACTORS

Background of the Partnership and the Merger

The Partnership was organized in 1974. Its initial primary business was to invest, through the Local Limited Partnerships, in federally and state-assisted low and moderate income housing projects for tax purposes. The Partnership’s initial purposes were: (a) to acquire real or personal property (including debt and equity interests in any partnership or joint venture which is a limited distribution entity as defined by Federal Housing Administration Rules and Regulations) for the purpose of (i) acquiring, financing, constructing, improving, managing and/or operating government-assisted or other housing projects, or (ii) any other purpose authorized by the Partnership Agreement, and (b) to hold, own, maintain, manage, improve, develop, operate, sell, transfer, convey, lease, mortgage, exchange or otherwise dispose of or deal in or with such property. The purpose of this structure was to provide its limited partners with tax shelters available for investors in entities owning government assisted housing. The Partnership initially invested in limited partnerships that generated tax losses concentrated in the early years of the investment, through specific deductions allowed by the federal income tax laws. Investors in the Partnership received tax benefits exceeding the amount of their initial investments.

The initial Limited Partner investors have now owned interests in the Partnership for over 30 years. Changes in the federal tax laws in 1986 and thereafter significantly altered the tax benefits of owning and operating government-assisted housing projects, which has restricted the ability of the Partnership to liquidate its investments. The General Partner also believes that over this period the objectives of the limited partners changed, and the investment environment also changed in many ways. As a result, the General Partner believes that tax shelter losses are no longer the driving goal for the Partnership.

In August 2006, the Limited Partners approved the redomicilation of the Partnership from the State of California to the State of Delaware. The State of Delaware provides the Partnership certain legal advantages and financial opportunities not necessarily available to it in other states. In conjunction with this action, the Limited Partners also approved an amendment to the limited partnership agreement to permit the General Partner greater latitude to make Partnership investments and use the assets of the Partnership in pursuit of increased cash flow and capital appreciation.

At present, there is no established secondary market for the Units. Accordingly, in response to unsolicited inquiries from Limited Partner investors seeking to liquidate their investment in this and other partnerships, the General Partner formed an affiliate in 1999, SP Millennium L.L.C. (the “GP Affiliate”), to purchase Units from investors on a voluntary basis in individual transactions, or through formal tender offers to all the Limited Partners. To date, original Limited Partners holding over approximately 54% of the Units have chosen to liquidate their investments in the Partnership. In recent years, the GP Affiliate and the General Partner have been encouraged to create an exit strategy for all Limited Partners. While the General Partner believes that the Merger proposals respond to the Limited Partners’ desire for liquidity, the Limited Partners did not initiate the Merger proposals. The result of the Merger will be to provide all the Limited Partners (other than those who are Post-Merger Partners) with a liquidation of their investment in the Partnership at a price that the General Partner and the other Post-Merger Partners believe is fair to the liquidating Limited Partners, yet still financially attractive to the GP Affiliate and the New ER Limited Partners who will provide the funds necessary to consummate the Merger.

In late 2006, the General Partner began exploring with the GP Affiliate and with Equity Resource Investments, LLC (“ERI”), a Massachusetts limited liability company that provides administrative services to the ER Limited Partners, the possibility of a recapitalization merger to provide Limited Partners with liquidity for their Units. The ER Limited Partners are identified on page i of this Statement and consist of nine Existing ER Limited Partners who are currently Limited Partners and three New ER Limited Partners who will provide a portion of the funds necessary to consummate the Merger and will become Limited Partners if the Merger is consummated (additional information about the ER Limited Partners is contained below under “Information About the Other Post-Merger Partners”).

Although the GP Affiliate had conducted a registered tender offer in 2004, and had been engaged in a buyback strategy to purchase Units from Limited Partners who made unsolicited contact offering to sell their Units, the General Partner, the GP Affiliate and ERI all agreed that this buy back strategy proved tactically inefficient, given the relative costs to both the Partnership and the selling Limited Partners in the form of transfer fees, the slow pace of the buyback process, and uncertainty of success. During the fall and winter of 2006, the General Partner, the GP Affiliate and ERI had several telephone conferences to discuss the continuing interest of many Limited Partners to liquidate and the feasibility of a recapitalization merger where the General Partner, the GP Affiliate and the ER Limited Partners would continue as Limited Partners of the Partnership. No non-affiliated Limited Partners participated in these discussions. Participation in the post-merger Partnership was limited to the GP Affiliate and the ER Limited Partners by the General Partner because the GP Affiliate and the New ER Limited Partners all had access to capital to fund the recapitalization merger and were prepared to invest in the Partnership going forward, and all of the Post-Merger Partners were interested in investment in the Partnership for the long-term. The General Partner, GP Affiliate and ERI weighed the future uncertainty with regards to long term capital gains rates and the current willingness and ability of the GP Affiliate and the New ER Limited Partners to fund the merger and invest in the Partnership going forward, against continuing with a buy-out strategy or maintaining the status quo with respect to the Partnership. After careful deliberation, the General Partner felt that the timing was right to complete the buy-back process and provide the Limited Partners with liquidity through a recapitalization merger, and therefore moved forward on its plans.

The General Partner and the other Post-Merger Partners elected to retain Recap Advisors, LLC (“Recap Advisors”) in October 2006 to provide an initial analysis of the value of the Units. Recap Advisors is a Boston-based firm founded in 1989 that specializes in the finance of existing affordable housing, with an emphasis on renewed affordability transactions. Government-assisted housing projects, which operate under a potential variety of use restrictions and government regulation, present significant valuation challenges. Because of its extensive knowledge of the preservation options to renew the affordability of existing housing projects, Recap Advisors can provide expert valuations of portfolios that include investments in both market-rate and government-subsidized affordable housing properties. Recap Advisors was referred to the General Partner by one of the ER Limited Partners, who had used the valuation services of Recap Advisors in the past. The GP Affiliate had also utilized Recap Advisors in 2005 in another merger transaction which involved the independent valuation of similar affordable and non-affordable-type housing.

In late March 2007, Recap Advisors orally provided the General Partner its preliminary assessment that the value of each Unit was $1,050. Over the next three months, the General Partner continued to provide Recap Advisors with updated information about the Partnership and the underlying Limited Partnerships and properties as such information became available. The General Partner also worked with Recap Advisors to refine their analysis by providing updated data and records as well as correcting any errors of fact contained within the report. The material updated information included a more recent financial audit from Met Paca II Associates; the details of a participation loan in connection with S.P. Village Green L.L.C.; a corrected cash balance report for the Partnership; and complete information regarding SPAC/Urban Fund ’74 Holdings LLC and its underlying asset, La Serena Apartments. The General Partner also identified an error with regards to Urban Fund’s share of proceeds from the future liquidation of three assets contained in the Local Limited Partnership, Monatiquot Village Associates: Recap Advisors had inadvertently applied a significantly higher residual percent value than what was indicated in the partnership agreement. This correction, combined with the updated information on the Partnership and the underlying Local Limited Partnerships which the General Partner continued to provide, resulted in numerous changes in the price per Unit between March and June of 2007.

After discussion with the other Post-Merger Partners of the fair market value suggested by Recap Advisors in June 2007, the General Partner, the GP Affiliate and the ER Limited Partners determined to go forward with the Merger at a price per Unit slightly above the fair market value price determined by Recap Advisors, and authorized Recap Advisors to complete their Fairness Opinion. The General Partner also began preparation of this Statement and a transaction statement on Schedule 13e-3.

Effect of the Merger

Upon the effectiveness of the Merger, the Units held by all Limited Partners (other than those who are Post-Merger Partners) will be converted into the right to receive a cash payment of $1,050 for each Unit owned by them. Limited Partners will be deemed to have transferred their Units in 2007, and will thereafter, as of the effective date of the Merger, no longer be limited partners in the Partnership. If the transfers of their Units are effective in 2007, the transaction will, for most of the Limited Partners, be reportable in 2008 on their federal income tax returns for 2007. See “Material U.S. Federal Income Tax Matters” below for additional information about the tax consequences of the Merger to the Limited Partners.

Upon the effectiveness of the Merger, Limited Partners (other than those who are Post-Merger Partners) will no longer have any right to any future economic returns from the Partnership, including cash distributions from the Partnership to its Limited Partners. Distributions from the Partnership can only be paid from available cash flow. The Partnership’s only source of cash flow is from distributions from its investments in Local Limited Partnerships or the sale or refinancing of the Local Limited Partnerships. To the knowledge of the General Partner, none of the Local Limited Partnership is in current discussions with potential buyers or otherwise actively marketing its properties. There were no cash distributions paid to Limited Partners during 2006 or 2005.

Under the Merger Agreement, Units owned by the General Partner, the GP Affiliate and the Existing ER Limited Partners will remain outstanding and the GP Affiliate and the New ER Limited Partners, who are providing the funds necessary to consummate the Merger, will receive additional Units. As a result, the Post-Merger Partners will own 100% of the partnership interests in the Partnership after the Merger and the right to any future economic returns from Urban Fund.

The table below shows the interest of the Post-Merger Partners in Units and in the net book value and net earnings of the Partnership on June 30, 2007, and the effect of the Merger on the Post-Merger Partners’ interest as if the Merger had occurred as of June 30, 2007:

	Pre-Merger
	Units	% of Class	Net Book Value(1)	Net Earnings(2)

General Partner
Interfinancial Real Estate
Management Company	115	100%	$137,105	$(3,477)
Continuing Limited Partners
Interfinancial Real Estate
Management Company	379	3.33%	$451,466	$(11,449)
SP Millennium L.L.C.	3,686	32.35%	$4,390,777	$(111,351)
ER Limited Partners	2,059.5	18.07%	$2,453,284	$(62,216)

	Post-Merger
	Units	% of Class	Net Book Value(1)	Net Earnings(2)	% Change

General Partner
Interfinancial Real Estate
Management Company	115	100%	$137,105	$(3,477)	0%
Continuing Limited Partners
Interfinancial Real Estate
Management Company	379	3.33%	$451,466	$(11,449)	0%
SP Millennium L.L.C.	7,111	62.41%	$8,470,650	$(214,818)	93%
ER Limited Partners	3,904	34.26%	$4,650,459	$(117,937)	90%

(1)	Pursuant to the Partnership’s unaudited financial statements as at June 30, 2007.

(2)	Pursuant to the Partnership’s unaudited financial statements for the six months ended June 30, 2007, as if the Merger had been completed on June 30, 2007.

Upon the effectiveness of the Merger, the Partnership will be owned by fewer than 300 limited partners, and will no longer be required to file the costly annual, quarterly, and current reports with the Securities and Exchange Commission (the “SEC”). The Partnership estimates a resulting savings in accounting costs of approximately 25% or $5,000 per year. The Partnership will also not need to incur fees associated with preparing Exchange Act reports and filing such reports on EDGAR and will experience a decrease in mailing costs, legal fees and general administrative expenses, estimated to be at minimum $2,500 annually.

Recommendation of the General Partner

The General Partner has conflicts of interest with respect to the Merger, and is therefore unable to make a recommendation as to whether or not Limited Partners should vote for the Merger. Each Limited Partner should make his or her own decision whether or not to vote for the Merger, based upon a number of factors, including but not limited to factors personal to each Limited Partner, such as financial position, the need or desire for liquidity, other financial opportunities that may be available, and the tax position of the Limited Partner. Limited Partners who do not vote in favor of the Merger and who perfect their appraisal rights will have the right to obtain a second valuation of their Units. See “Appraisal Rights” below.

Regardless of whether or not the Merger is approved, under the terms of the Partnership Agreement, the Partnership is required to pay the General Partner an annual management fee equal to one-quarter of one percent of invested assets. The fee will not be more than 50 percent of the Partnership’s annual net cash flow, as defined, subject to an annual minimum of $57,020. The Partnership recorded management fee expense of $194,289 for 2006 and $204,090 for 2005.

The Partnership is also required to pay the General Partner a liquidation fee for the sale of projects. The liquidation fee is the lesser of (i) 10 percent of the net proceeds to the Partnership from the sale of a project(s) or (ii) 1 percent of the sales price plus 3 percent of the net proceeds after deducting an amount sufficient to pay long-term capital gains taxes. No part of such fee shall accrue or be paid unless: (i) the Limited Partners’ share of the proceeds has been distributed to them, (ii) the Limited Partners shall have first received an amount equal to their invested capital attributable to the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. No liquidation fees were paid to the General Partner in 2006 or 2005.

For additional information about conflicts of interest affecting the General Partner, see “Conflicts of Interest and Risk Factors — Conflicts of Interest of the General Partner” below.

None of the General Partner, the GP Affiliate, the ER Limited Partners and their affiliates will earn a fee in connection with the Merger.

Reasons for the Merger

The Partnership's structure makes it difficult to completely sell its assets and thus liquidate. The Partnership was formed more than 30 years ago as an investment partnership created to invest in separate limited partnerships (the "Local Limited Partnerships") which would develop, manage, own, operate and otherwise deal with apartment complexes, the financing and operation of some of which are assisted by federal, state or local government agencies and which Local Limited Partnerships themselves hold local real estate properties. The Partnership's structure, combined with government involvement in the operation of the Local Limited Partnerships, has created obstacles to the Partnership's realization of complete liquidity for the Limited Partners. The Partnership is currently a limited partner in eight Local Limited Partnerships. The general partners in five of the Local Limited Partnerships actually control the day-to-day operations and management of these five Local Limited Partnerships and their properties. Neither the General Partner nor the Partnership has any authority based on the Local Limited Partnership agreements to cause the general partners of these five Local Limited Partnerships to market or sell the local properties, because the Partnership owns only limited partnership (or passive) interests in the Local Limited Partnerships. In addition, debt instruments on some of the properties owned by the Local Limited Partnerships restrict the sale of the properties or contain prepayment penalties that would create financial harm to the Partnership if such Local Limited Partnerships were forced to sell those properties. Further, by contrast to the number of buyers in the marketplace who might be interested in purchasing the actual properties (or the entities that directly hold or own the properties), the General Partner reasonably believes that there is a limited marketplace of buyers for the Partnership’s limited partnership interests in the Local Limited Partnerships, and for the Limited Partners’ interests in the Partnership.

The Merger provides an alternative to the complete sale (and thus liquidation) of the Partnership. If the Partnership pursues a strategy of liquidating its assets individually, it is possible that the Partnership will not be able to liquidate the Partnership’s less desirable assets or the assets of Local Limited Partnerships as to which the Partnership or the General Partner do not have direct or indirect operating control. Under this scenario, if the Partnership is left with only a few underperforming assets, the costs associated with operating the Partnership would still accrue and potentially have to be paid from the Partnership’s cash reserves if operating revenues were not adequate.

Based on communications received from Limited Partners in recent years, the General Partner believes that many of the Limited Partners want a fixed exit strategy to liquidate their investments. As structured, if the Merger is consummated, it will provide the Limited Partners who invested in the Partnership over 30 years ago with an 18.3% annual after tax rate of return on their original investment. Although the GP Affiliate had conducted a registered tender offer for Units in 2004, and was engaged in an informal buy-back program for Units, the General Partner found the buy-back strategy to be slow and tactically inefficient and imposed transfer and administrative costs to both the Partnership and the selling Limited Partners. Given future uncertainty with regards to long term capital gains rates, the lack of an alternative exit strategy for the Limited Partners and the current willingness of the GP Affiliate and the New ER Limited Partners to fund the Merger and invest in the partnership going forward, the General Partner determined that moving forward with a recapitalization merger at this time was the best alternative for providing Limited Partners with liquidity. The General Partner and the other Post-Merger Partners believe that the benefits to the Limited Partners from the Merger at this time are certain and at a substantial premium to prices on the secondary market, and that the consummation of the Merger at this time is in the best interests of the Limited Partners and the Partnership.

The General Partner and the other Post-Merger Partners all believe that the Merger Consideration represents a reasonable estimate of the value of Units in the Partnership. Although the interests in the Local Limited Partnerships have not been marketed for sale, the General Partner has analyzed the Partnership’s assets and, taking into consideration the lack of control over the Local Limited Partnerships and the recent trading prices for Units in the Partnership, found that the Merger Consideration of $1,050 per Unit provided a substantively fair value for the Units in the Partnership. In addition, the General Partner retained an independent valuation company, Recap Advisors, to analyze the Partnership and its assets, and render an opinion concerning the fairness of the Merger Consideration payable to Limited Partners as a result of the Merger. Recap Advisors has determined the fair market value of the Units to be $1,000 per Unit and, as a result, has rendered their opinion (the “Fairness Opinion”) that the Merger Consideration is fair to the Limited Partners from a financial point of view.

Additionally, the General Partner and the other Post-Merger Partners feel there is little benefit to the Partnership to continue as an SEC reporting entity, and do not believe that the Partnership will benefit from its status as a public company in the foreseeable future. The Units have never traded on any securities exchange, on the OTC Bulletin Board or on the pink sheets, and it is unlikely the Units will be listed on any exchange or trade on any secondary market in the foreseeable future. The Partnership is also unlikely to need access to the capital markets in the future, or use its limited partnership interests as currency in any acquisition. The Partnership Agreement already provides for the delivery of quarterly and annual reports to its limited partners. Upon the effectiveness of the Merger, the Partnership will have fewer than 300 limited partners and therefore will no longer be subject to the periodic reporting and other requirements (and related costs associated with this reporting) required under the federal securities laws that are applicable to public companies. The Partnership estimates a resulting savings in accounting costs of approximately 25% or $5,000 per year. The Partnership will also not need to incur fees associated with preparing Exchange Act reports and filing such reports on EDGAR and will experience a decrease in mailing costs, legal fees and general administrative expenses, estimated to be at minimum $2,500 annually.

Historical Performance of Investment in the Partnership

As shown on the enclosed Exhibit C, the Merger Consideration, when combined with previous cash distributions and the estimated tax benefits of ownership of Units received over the more than 30 years since the formation of the Partnership, will result in the original individual Limited Partners having realized a cumulative annualized after-tax internal rate of return on their original investment of $1,000 per Unit of approximately 18% per year. Exhibit C contains more information on how this internal rate of return was calculated including the underlying calculation assumptions. The Partnership has met its original purpose of providing tax shelter against federal income taxation through the investment vehicle of government-subsidized housing.

There is no established trading market for the Units and the Merger will result in Limited Partners receiving a premium over prices recently paid for Units by others. The Units held by Limited Partners represent non-controlling, illiquid investments that are not listed or traded on any national securities exchange. As a result, privately negotiated sales, sales through intermediaries and sales through tender offers are the only current means to liquidate Units. Limited Partners who purchased their Units at the beginning of the Partnership have held their Units for over 30 years. The circumstances of many Limited Partner investors have likely changed over the life of the Partnership. Based on communications received from Limited Partners in recent years, the General Partner believes that many of the Limited Partners want a fixed exit strategy to liquidate their investments.

The Merger Consideration of $1,050 per Unit represents a 55% premium over the price ($675 per Unit) most recently paid by the GP Affiliate to Limited Partners in unsolicited transactions, and a 5% premium over Recap Advisors’ estimate of the fair market value of the Units. The GP Affiliate and the New ER Limited Partners are willing to pay this premium because it represents a substantively fair value for the Units, given the underlying assets held by the Partnership, and because, unlike an informal buy-back strategy, the Merger offers the GP Affiliate and the New ER Limited Partners the assurance that all of the Units held by Limited Partners (other than those who will be Post-Merger Partners) can be acquired. But for the Merger, Limited Partners would likely be unable to command such a premium over the market price for their Units.

Determination of the Terms of the Merger

The structure and terms of the Merger were determined by the General Partner. Because the General Partner has a conflict of interest in the Merger, the terms of the Merger cannot be considered the result of arm’s-length negotiations between unrelated parties. Consequently, the General Partner retained Recap Advisors, an independent real estate valuation company, to value the Units. The cash consideration to be paid for the Units under the Merger was determined by the General Partner and the other Post-Merger Partners largely in reliance on Recap Advisors’ valuation report and fairness opinion. See “Fairness of the Going Private Transaction” and “Fairness Opinion” below.

Fairness of the Going Private Transaction

The General Partner and the other Post-Merger Partners reasonably believe that the Merger is both substantively and procedurally fair to the unaffiliated Limited Partners.

From a substantive perspective, the price to be paid for each Unit represents a 55% increase over the average price paid for Units in the past 12 months ($675 per Unit). This premium reflects historically low capitalization rates that have driven the values of the underlying property assets upward in recent years. However, but for the Merger, Limited Partners would likely be unable to command such a premium over the market price for their Units, as their indirect interests in these underlying property assets are illiquid, and the Partnership has no ability to force a liquidation of these assets or distributions from the underlying Local Limited Partnerships.

The General Partner and the other Post-Merger Partners recognize that the Merger Consideration of $1,050 per Unit is less than the book value per Unit, which was $1,191 as of June 30, 2007, based on the Partnership’s unaudited quarterly financial statements for the fiscal quarter that ended on that date. While there may be some correlation between the book value and the fair market value of the Units, the book value does not reflect any of the various factors discussed in “Fairness Opinion” below that impair the value of the Units. As a result, the General Partners and the other Post-Merger Partners believe that the Merger Consideration is substantively fair to the unaffiliated Limited Partners, even though it is less than the book value of the Units.

The General Partner engaged the professional services of an independent real estate valuation company, Recap Advisors, to render an opinion regarding the fairness of the Merger to the unaffiliated Limited Partners. Recap Advisors initially provided a draft opinion, based on the preliminary financial information they had received, that the fair market value of each Unit was $1,050. It was later determined that this preliminary financial information overstated the amount of Urban Fund’s cash on hand, so in June 2007 Recap Advisors lowered its opinion of the fair market value to $1,000 per Unit. The General Partner and the other Post-Merger Partners nevertheless decided to proceed with the Merger on the basis of Merger Consideration of $1,050 per Unit. Recap Advisors issued the definitive Fairness Opinion on August 6, 2007. The Fairness Opinion determines that the fair market value of each Unit is $1,000 and concludes that the Merger Consideration of $1,050 per Unit is fair from a financial perspective. The General Partner and the other Post-Merger Partners adopt Recap Advisors’ analysis and opinion as to the fairness of the Merger Consideration.

In connection with the Fairness Opinion, Recap Advisors determined that Urban Fund had a net asset value of $23,418,234, which the General Partner and the other Post-Merger Partners believe is a reasonable indication of Urban Fund’s going concern value. Recap Advisors also determined that, if Urban Fund were able to realize this going concern value and then liquidate, the distribution per Unit would be $2,035, which would be significantly higher than the Merger Consideration of $1,050 per Unit. However, a total liquidation of Urban Fund is not a realistic or meaningful option given the multiple obstacles that prevent the underlying assets from being sold. Even if Urban Fund were to pursue a strategy of liquidating its assets individually, it is possible that it would not be able to liquidate its less desirable assets or the assets of Local Limited Partnerships that neither Urban Fund nor the General Partner directly or indirectly controls. Urban Fund might also be unable to liquidate its interests in the Local Limited Partnerships that are so controlled, or if able to do so, it might not realize the values used by Recap Advisors in calculating the net asset value of Urban Fund. For all these reasons, the General Partner and the Post-Merger Partners believe that this putative liquidation value of the Units is not an appropriate measure of their fair market value and that the Merger Consideration is substantively fair to the unaffiliated Limited Partners even though it is less than this putative value.

The General Partner and the other Post-Merger Partners believe the Merger is procedurally fair to the unaffiliated Limited Partners. Limited Partners will have the opportunity to vote to approve or reject the Merger and the Merger Consideration. For those Limited Partners that do not consent to the Merger, the Merger Agreement provides an appraisal remedy. In the event a Limited Partner reasonably believes that the fair market value of his or her Units is greater than the Merger Consideration, the Limited Partner has the right to petition the General Partner for an alternative valuation, or petition the Delaware Court of Chancery for appraisal. See “Appraisal Rights” below.

The GP Affiliate and the Existing ER Limited Partners own approximately 50.4% of the outstanding Units and intend to vote in favor of the Merger. Therefore, the required approval of Limited Partners is assured. Although the General Partner has determined that in all likelihood it will approve the Merger, it has not made a final decision whether or not to do so. As soon as practicable after December 13, 2007, the deadline for Limited Partners to deliver Consent Ballots and any written demands for appraisal rights, the General Partner intends to make this decision based on all of the facts and circumstances known to the General Partner at that time.

Going private transactions are sometimes structured to accord certain heightened procedural protections to the security holders who are to be cashed out. These might include retaining an independent third party to represent the interests of these security holders, requiring the approval of a majority of these security holders in order for the transaction to be consummated, or providing an appraisal remedy to any of these security holders who believe the amount to be paid for their securities is inadequate. The Merger has been structured so that Limited Partners will have an appraisal remedy but will not have any other heightened procedural protection. Nevertheless, the General Partner and the other Post-Merger Partners believe that the Merger is procedurally fair to the unaffiliated Limited Partners, because it is being conducted in compliance with all requirements of the Partnership Agreement and applicable law. The General Partner and the other Post-Merger Partners are simply exercising the legal rights that they have in connection with the Partnership and do not believe that there is anything procedurally unfair in their doing so. Moreover, the appraisal remedy that will be provided to unaffiliated Limited Partners is not required by the Partnership Agreement or applicable law and will allow a Limited Partner to seek to obtain more than the Merger Consideration if the Limited Partner believes it is inadequate.

Fairness Opinion

In October 2006, the General Partner retained Recap Advisors to analyze the value of the Units and render a Fairness Opinion regarding the Merger. Recap Advisors is a Boston-based firm founded in 1989 that specializes in the finance of existing affordable housing, with an emphasis on renewed affordability transactions. Government-assisted housing projects, which operate under a potential variety of use restrictions and government regulation, present significant valuation challenges. Because of its extensive knowledge of the preservation options to renew the affordability of existing housing projects, Recap Advisors can provide expert valuations of portfolios that include investments in both market-rate and government-subsidized affordable housing properties.

The GP Affiliate first engaged Recap Advisors in 2005 in another merger transaction which involved the independent valuation of similar affordable and non-affordable-type housing. One of the ER Limited Partners had in the past utilized Recap Advisors for a valuation opinion and referred the GP Affiliate to Recap Advisors. The GP Affiliate and the ER Limited Partners will pay Recap Advisors approximately $54,500 in connection with its work on the fairness opinion, and have contracted with Recap Advisors to produce another fairness opinion for a separate merger transaction on behalf of the GP Affiliate for a fee of approximately $45,000. Recap Advisors has no present or contemplated future interest in the assets that are the subject of their fairness opinion, and neither their employment nor their compensation was contingent upon the conclusions reached or the values estimated. There are no other relationships between Recap Advisors and the GP or any of the other Post-Merger Partners.

A copy of the Fairness Opinion, all exhibits thereto other than Exhibits V and VI, and information on Recap Advisors is attached to this Statement as Exhibit A. Exhibits V and VI to the Fairness Opinion consist of approximately 100 pages of financial and other information on the ten properties owned by the Local Limited Partnerships. This information varies from property to property, but generally consists for each property of identifying information such as property location, number and size of apartments, and whether the property is regulated by HUD and/or a state agency; historical and budgeted income and expense data; financing and debt service information; and various assumptions and other modeling factors used by Recap Advisors in determining the value of the property.

A copy of the full Fairness Opinion with all supporting exhibits will be made available for inspection and copying at the office of the General Partner during its regular business hours by any interested Limited Partner or representative who has been so designated in writing. A copy of the full Fairness Opinion with all supporting exhibits is available from the General Partner without charge upon request. In addition, Exhibits V and VI to the Fairness Opinion were attached as Exhibit (c)(2) to Amendment No. 2 to the Rule 13e‑3 Transaction Statement on Schedule 13e‑3 that the Partnership filed with the SEC on November 1, 2007, and are available on the Internet at the SEC’s web site at www.sec.gov.

The Fairness Opinion represents only the informed opinion of Recap Advisors and is not necessarily indicative of the price a third party might offer for the Units now or in the future. A summary of their report follows:

In performing the valuation analysis that forms the basis for the Fairness Opinion, Recap Advisors relied upon the following information: (i) documents and information provided by the General Partner on the properties, including documents and information on properties owned by the Local Limited Partnerships, (ii) the certification of the General Partner as to the information provided to Recap Advisors, which certification is an Exhibit to the Fairness Opinion, and (iii) information supplied by third parties from various sources.

Specifically, Recap Advisors reviewed: the 2006 and 2005 audited and unaudited financial statements of the Partnership and, where available, the underlying Local Limited Partnerships, the Partnership (or LLC) Agreements of Urban Fund and the Local Limited Partnerships, the quarterly report of the Partnership for the fiscal quarter ended March 31, 2006, the annual report of the Partnership for the fiscal year ended December 31, 2005, operating budgets, rent schedules, appraisals and market rent studies, mortgages, and pro forma financial statements beyond 2007 for three of the Local Limited Partnerships. Although Recap Advisors reviewed these pro forma financial statements in the course of determining the value of the properties owned by these three Local Limited Partnerships, these values were ultimately not based on any of the financial information beyond 2007. A full list of the documents relied upon by Recap Advisors is attached to the Fairness Opinion as Exhibit VII.

Recap Advisors derived a per-Unit value of Urban Fund’s assets using a straightforward accumulation and distribution approach, as follows:

1.	Calculated the Net Asset Value (NAV) of Urban Fund, based on its investments in the Local Limited Partnerships, Urban Fund expenses, and cash held in Urban Fund.

Because the Partnership owns a small number of high-value, high-complexity specified ownership interests, Recap Advisors took a bottom-up valuation approach, first by evaluating each property, then the Partnership’s interest in each Local Limited Partnership, and then finally the Partnership’s net cash flows and its distribution expectations to the Limited Partners. Recap Advisors divided the underlying properties into two categories:

•	Affordable Properties (Government-subsidized). Rent levels, tenant selection, and property operations are regulated by HUD and/or a state agency. Distributions to the Local Limited Partnership are restricted in various ways. Financing is through a combination of a) long-term, fully-amortizing hard debt and b) soft debt paid from cash flow; both may be prepayment restricted. Access to equity value in the property is constrained by affordability commitments; it may be accessible through sale or refinancing at discontinuity events based on the particular restrictions; and

•	Conventional Properties. No subsidy and no corresponding restrictions. Equity value is accessible through sale or refinancing when economically feasible. Financing is through hard debt with short- to medium-term balloon and some prepayment penalties.

After reviewing the Partnership’s interest in each Local Limited Partnership, Recap Advisors then used the income approach to determine the fair market value of the property level cash flows to the Partnership. Specific affordable housing ownership interests represent at best a thinly traded, specialized market in which assets vary greatly in value but are not easily comparable. There are three classical approaches to value:  market, cost and income. Because there is no established trading market for Units, use of the market approach to valuation would lead to a lower value than the income approach. Moreover, it is not practical in the case of the Partnership to use the cost approach because five of the ten properties owned by the Local Limited Partnerships are subject to government subsidies and related regulatory regimes that cannot be recreated under current laws. As a result, Recap Advisors viewed the income approach as the most suitable approach appropriate for valuing ownership interests in regulated affordable housing. Furthermore, the income approach allowed for consistent treatment at each level of analysis:

•	Flows from the properties to the Local Limited Partnerships from operations, specialized recapitalizations, and terminal sales;

•	Flows from the Local Limited Partnerships to the Partnership via impaired Local Limited Partnership interests;

•	Flows from the Partnership for expenses, and

•	Flows from Partnership to the Investors via impaired Units.

Property-level future cash flows were then discounted to present value at discount rates reflecting the various risks involved. To discount future cash flows arising from the properties, Recap Advisors followed a common valuation practice of selecting a base rate that can be estimated from market indicators and then adjusting that rate for specific characteristics of the flows arising from the investment. The base rate represented the underlying expected rate of return for equity investment in apartment real estate; additional premiums were added for specific risk factors, including cash flow risks and lack of control over underlying partnerships and properties.

The resulting per-property NAVs were summed up to derive the net present value of Urban Fund’s interest in the properties, which totaled $20,525,489. Cash held by Urban Fund in the amount of $2,892,745 was added to this number to derive an overall Urban Fund NAV of $23,418,234. A summary of the valuation model, including the assumptions utilized and the valuations derived for individual properties, is attached as Exhibit IV to the Fairness Opinion at pages A‑27 through A‑31 of this Statement. Detailed information on the valuation of each of the properties is contained in Exhibits V and VI to the Fairness Opinion, which were attached as Exhibit (c)(2) to Amendment No. 2 to the Rule 13e‑3 Transaction Statement on Schedule 13e‑3 that Urban Fund filed with the SEC on November 1, 2007, and are available on the Internet at the SEC’s web site at www.sec.gov. Copies of these exhibits are also available from the General Partner without charge upon request.

2.	Allocated Urban Fund NAV to the Units.

Recap Advisors first applied the provisions of the Urban Fund Partnership Agreement with respect to liquidating distributions, which provides for a distribution to Limited Partners less (i) the General Partner’s fee equal to the lesser of (a) 10% of the net proceeds from the sale or (b) 1% of the sale price plus 3% of the net proceeds after taxes, and then allocated the Urban Fund limited partner portion among the 11,394 Units outstanding. This derived a per-Unit Urban Fund NAV of $2,035 before consideration of per-Unit fractional discounts.

3.	Discounted for impairments to the Units arising from their fractionality, lack of control, illiquidity, lack of marketability, and other factors.

Urban Fund Units are substantially non-controlling, small fractions, and thinly traded. Therefore, one Unit does not simply represent a pro-rata share of the Fund’s value; its value is impaired by various factors, including:

•	Control of the Fund. The Limited Partners lack control of the Partnership in nearly every meaningful way. The General Partner controls the choice of investments, inauguration of transactions, distributions, and long-term asset management. The Limited Partners do not have any veto powers. The Limited Partners’ sole remedy is that a majority of the Limited Partners may vote to remove the General Partner.

•	Control of the Local Limited Partnerships. The Limited Partners have no control over the actions of the Local Limited Partnerships. The Partnership acts as a Limited Partner with limited veto power in the Local Limited Partnerships. In some cases, the General Partner is affiliated with the general partner of a Local Limited Partnership, but in no event do the Limited Partners have any control. If the general partners of Local Limited Partnerships are uncooperative, the Partnership has limited means to influence their behavior, and Limited Partners have none.

•	Marketability. There is little functioning marketplace or publicly available information for interests like the Units; few transactions occur, and those that do are entirely private and at prices heavily discounted relative to NAV. In addition, the Partnership Agreement requires that Limited Partners obtain the consent of the General Partner before transferring their shares of the investment. The consent of the General Partner is unlikely to be withheld, but marketing the investment would likely be difficult.

•	Governance quality and alignment of interests. The Partnership Agreement has well-defined demarcations of rights and responsibilities of the partners. Because a single Unit is a tiny fraction of the total investment, there is no structural assurance in the governance that the interests of the General Partner and an individual Limited Partner will align. Affiliations between the General Partner and the general partners of Local Limited Partnerships (when they occur) help to align transactional choices at the property level with the interests of the Partnership. The Partnership Agreement is now more than thirty years old, so Limited Partners’ interests may have diverged over time.

•	Investment size. Although purchase of individual Units does not require large enough amounts of capital to deter investors, few investors evaluating investments of this size will find the investment attractive. Investments with similar return but more attractive liquidity are likely accessible.

•	Information flows. Limited Partners are doubly distant from information flows on the assets generating returns. Limited Partners rely on the General Partner for reports about the Partnership’s investments, without much required reporting. The Partnership is itself a limited partner in the Local Limited Partnerships and must rely on the general partners of Local Limited Partnerships for information, again without formal requirements for such.

•	Investment benefit mix. The vast majority of the value comes from residual equity available at sale or refinancing. Although the conventional properties are easier to liquidate than the affordable properties, equity in both types of assets is only accessible through a real estate transaction. Only a small portion of value is from cash flow, and this income appears reliable.

Based on the above factors, Recap Advisors applied a fractionality discount of 50% to the prorata Net Asset Value of Urban Fund allocable to one Unit. In Recap Advisors’ opinion, such value properly characterizes the value a market buyer would assign. The resulting price per Unit equaled $1,017, which was then rounded to the nearest $50 to arrive at $1,000 per Unit.

A mechanical description of the methodology used by Recap Advisors appears in the table below. A diagram of the methodology is included as Exhibit X to the Fairness Opinion at page A‑37 of this Statement.

Valuation Methodology

+	Present value of cash flows from operations under the Baseline Scenario[1]
+	Present value of additional cash from refinancing
+	Residual value from a future sale

=	Net present value (NPV) of property income to the Partnership
+	Net present value (NPV) of property income to the Partnership
-	NPV of the Partnership’s expenses

=	NPV of Partnership’s income
x	Discount for fractionality of the ownership interest

=	Fair Market Value of the Units

Based on the analysis contained in the Fairness Opinion and subject to its terms and limiting conditions, Recap Advisors has determined that the fair market value of one Unit in Urban Fund is $1,000. They further represent that the Merger Consideration of $1,050 per Unit is fair from a financial perspective.
Source of Funds

The GP Affiliate and the New ER Limited Partners will fund the Merger Sub 65% and 35%, respectively, for the full amount of the Merger Consideration. When the Merger is completed, these funds will be used to cash out the Units of the Limited Partners (other than those who are Post-Merger Partners). In exchange, the GP Affiliate and the New ER Limited Partners will proportionately acquire limited partnership interests in the Partnership equaling the total number of cashed out Units. The source of these funds for the GP Affiliate and the New ER Limited Partners is as follows:

•	GP Affiliate. In 2007, SP Millennium Fixed Income 2007-A LLC (the “Lender”), an affiliate of the GP Affiliate, raised capital in a private offering. The Lender will make a three year interest-only (11% per annum) term loan to the GP Affiliate from the proceeds of the private offering in an amount sufficient to pay 65% of the total Merger Consideration and related costs and fees, which total is estimated at $4,000,000. Interest on the loan will be payable monthly and the principal balance will be paid at the end of three years from the closing date of the loan. The loan will be secured by a pledge of limited partnership units held by the GP Affiliate in three Delaware limited partnerships exclusive of Urban Fund. Alternatively, the GP Affiliate may utilize its cash on hand or draw upon its affiliate’s line of credit of up to $25 million at the prime interest rate in effect. This line of credit is provided by Sterling Saving Bank and no plan or arrangements have been made at this time to repay such a loan in the event it is utilized by the GP Affiliate to complete the Merger.

1.  Baseline Scenario: A projection that assumes the property continues to operate under its current affordability commitment to rent to low income tenants and comply with related regulations (or lack of same) and with its current financing and operational profile.

•	New ER Limited Partners. The source of funds for the New ER Limited Partners is committed capital. There are no financing conditions or alternative sources.

FORWARD LOOKING STATEMENTS

This Statement contains certain forward-looking statements, including statements regarding future plans, objectives, expectations, intentions, and estimates. These may be identified by words such as “may”, “will”, “should”, “expect”, “anticipate”, “project”, “estimate”, “intend”, “continue”, or “believe”, or the negatives thereof or other variations thereon or comparable terminology. The fulfillment of these forward-looking statements involves risks and uncertainties, and actual results may well differ widely from those discussed. Factors that could contribute to these differences include those referred to below in the section titled “Conflicts of Interests and Risk Factors” and elsewhere in this Statement.

PARTIES TO THE MERGER

Urban Improvement Fund Limited 1974, LP

Urban Improvement Fund Limited 1974, LP was originally organized in January 1974 under the laws of the State of California and redomiciled in August 2006 to the State of Delaware. Its initial primary business was to invest, through the Local Limited Partnerships, in federally and state-assisted low and moderate income housing projects. The focus on investments in federal and state assisted low and moderate income housing projects provided initial tax benefits to its Limited Partners. Changes in the Federal tax laws in 1986 and thereafter have significantly altered the tax benefits of owning and operating government-assisted housing projects, which has restricted the ability of the Partnership to liquidate its investments.

IREMCO serves as the General Partner of Urban Fund. Additional information about IREMCO and its executive officers and directors is contained below under “Information About the General Partner.” Urban Fund’s primary offices are located at 1201 Third Avenue, Suite 5400, Seattle, WA 98101, and its general telephone number there is (206) 622-9900.

UIF 1974, LP

UIF 1974, LP (“Merger Sub”), a newly formed Delaware limited partnership, is owned by IREMCO, as general partner, and by the GP Affiliate and the New ER Limited Partners, as limited partners. Merger Sub was organized solely for the purpose of effectuating the Merger and has not engaged in any business other than in connection with the Merger Agreement. Pursuant to the Merger, Merger Sub will merge with and into Urban Fund, with Urban Fund as the surviving limited partnership.

Merger Sub’s primary offices are located at c/o Urban Improvement Fund Limited 1974, LP, 1201 Third Avenue, Suite 5400, Seattle, WA 98101, and its telephone number there is (206) 622-9900.

INFORMATION ABOUT THE GENERAL PARTNER

Interfinancial Real Estate Management Company

The General Partner, Interfinancial Real Estate Management Company(“IREMCO”), is a Washington corporation formed in 1972 and serves as the general partner for eight limited partnerships, including Urban Fund. In addition to its duties as general partner, IREMCO provides

Table of Content

asset management fee services for the underlying assets of the limited partnerships in which it serves as the general partner. IREMCO currently monitors the performance of 43 projects through its asset management fee services. IREMCO is wholly owned by Security Properties Real Estate Services Inc., which is wholly owned by SP Investments Inc., which is wholly owned by Paul H. Pfleger, a Washington state resident.

The names, positions, and principal occupations of the directors and executive officers of the General Partner are set forth below. The business address of each executive officer and director is 1201 Third Avenue, Suite 5400, Seattle, Washington 98101, and their business telephone number is (206) 622-9900. Each director and executive officer is a citizen of the United States of America. During the past five years, none of the persons listed below have been convicted in a criminal proceeding, nor have they been party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

•	Paul H. Pfleger. Mr. Pfleger is the President, a director and indirect 100% owner of the General Partner. Mr. Pfleger organized and has been Chairman of the Board of Security Properties Inc. (formerly Security Pacific, Inc.), an affiliate of the General Partner, from 1969 to the present, except for a period between 1984 and 1986. The major line of business of Security Properties Inc. is the administration and development of a portfolio of subsidized and conventional multi-family residential real estate. Mr. Pfleger was first elected an officer and director of the General Partner in July 1981 and has maintained his dual status since that time.

•	John M. Orehek. Mr. Orehek is the Senior Vice President and a director of the General Partner. Mr. Orehek is the Chief Executive Officer and President of Security Properties Inc. From 1982 to 1987, he was employed by Security Properties Inc. as President of First Columbia Corporation, its affiliated broker/dealer, and Senior Vice President of Security Properties Inc. From 1987 until 1991, when he rejoined Security Properties Inc., he was President of Hallmark Capital Partners, Inc., a Seattle real estate development corporation. Mr. Orehek was first elected an officer and director of the General Partner in 1992 and has maintained his dual status since that time.

•	Robert M. Krokower. Mr. Krokower is the Secretary and Treasurer, and a director of the General Partner. Mr. Krokower has 30 years of experience in real estate finance, administration and accounting. Mr. Krokower is the Managing Director/Chief Financial Officer of Security Properties Inc. Prior to joining Security Properties Inc. in 2003, Mr. Krokower spent five years as Chief Financial Officer for Harbor Properties, Inc. (real estate development and property management) and Harbor Mountain L.L.C. (ski resort operations and resort real estate). From 1992 to 1998, he operated his own consulting firm which specialized in offering financial and administrative support to real estate development and operations companies. Prior to 1992, Mr. Krokower worked as Senior Vice President of Finance and Administration, Corporate Secretary and Director of Donald L. Bren Company and Bren Investment Properties, real estate development companies. He is a graduate of California State University with an Accounting degree.

•	Richard C. Angino II. Mr. Angino is the Vice President and a director of the General Partner. Since the infancy of the low income housing tax credit program in the late 1980’s, Mr. Angino has been involved in all aspects of the acquisition, underwriting, closing, portfolio management, syndication, investor sales and development of low-income housing and historic tax credit properties. From 2001- 2004, Mr. Angino was Business Unit Leader for Midland Equity Corporation, which was MMA Financial’s tax credit syndication business in Clearwater, Florida which was acquiring over $200 million of tax credit properties per annum and placing them with corporate investors. From 1990 — 2001, Mr. Angino held various senior officer positions for the syndication groups at Edison Capital Investments and National Partnership Investments Corporation (NAPICO), as well as, worked for the Meridian Company. Prior to joining the syndication side of the business, Mr. Angino was at Prudential-Bache Securities and PaineWebber as a securities broker specializing in the sales of tax-advantaged investments including the early retail tax credit funds. Mr. Angino has an Economics degree from the University of Southern California.

The General Partner’s primary offices are located at 1201 Third Avenue, Suite 5400, Seattle, WA 98101, and its general telephone number there is (206) 622-9900 or toll free (800) 398-6399.

INFORMATION ABOUT THE OTHER POST-MERGER PARTNERS

In addition to the General Partner, the other Post-Merger Partners are as follows:

SP Millennium L.L.C.

SP Millennium L.L.C., a Washington limited liability company (the “GP Affiliate”), was organized in 1999 for the primary purpose of making tender offers for limited partnership interests. The GP Affiliate is owned 100% by SP Special L.L.C., a Washington limited liability, which serves as the managing member of the GP Affiliate. SP Special L.L.C. is wholly owned by SP Real Estate L.L.C., a wholly owned subsidiary of SP Investments II L.L.C. SP Investments II L.L.C. is owned by Paul H. Pfleger and John M. Orehek, both residents of the state of Washington. Information about Mr. Pfleger and Mr. Orehek is listed above under “Information About the General Partner.” The GP Affiliate’s business involves purchasing limited partnership interests, making offers for limited partnership interests in limited partnerships (including this offer), and purchasing real estate oriented debts. As of June 15, 2007, the GP Affiliate

•	held an equity interest in 45 private limited partnerships that own, directly or indirectly, equity interests in 71 apartment properties;

•	held an equity interest in one public partnership, the Urban Fund, that owns equity interests as a limited partner in eight limited partnerships with equity interests in ten apartment properties;

•	held two notes receivable related to the sale of apartment properties; and

•	held an equity interest in two producer oil and gas leaseholders.

The GP Affiliate’s primary offices are located at 1201 Third Avenue, Suite 5400, Seattle, WA 98101, and its general telephone number there is (206) 622-9900.

ER Limited Partners

The ER Limited Partners consist of nine Massachusetts limited partnerships (the “Existing ER Limited Partners”) who are currently Limited Partners and three Massachusetts limited partnerships (the “New ER Limited Partners”) who will provide a portion of the funds necessary to consummate the Merger and will become Limited Partners if the Merger is consummated. The following entities are the Existing ER Limited Partners:

Equity Resource Bay Fund Limited Partnership	Equity Resource Lexington Fund Limited Partnership
Equity Resource Boston Fund Limited Partnership	Equity Resource Fund XV Limited Partnership
Equity Resource Brattle Fund Limited Partnership	Equity Resource Fund XVI Limited Partnership
Equity Resources Cambridge Fund Limited Partnership	Equity Resource Fund XX Limited Partnership
Equity Resource Dover Fund Limited Partnership

The following entities are the New ER Limited Partners:

Equity Resource Fund XXIV (QP) Limited Partnership	F24 Annex Fund Limited Partnership
Equity Resource Fund XXIV (AI) Limited Partnership

James E. Brooks, Eggert Dagbjartsson, and Mark S. Thompson are the general partners of Equity Resource Bay Fund Limited Partnership, Equity Resource Fund XV Limited Partnership, Equity Resource Fund XVI Limited Partnership and Equity Resource Fund XX Limited Partnership.

Mr. Dagbjartsson and Mr. Thompson are the general partners of Equity Resource Brattle Fund Limited Partnership, Equity Resource Boston Fund Limited Partnership and Equity Resources Cambridge Fund Limited Partnership.

Mr. Dagbjartsson is the general partner of Equity Resource Lexington Fund Limited Partnership.

Mr. Dagbjartsson and Victor J. Paci are the managers of Equity Resource Investments, LLC (“ERI”), a Massachusetts limited liability company, which is the managing member of ERI D, LLC, a Massachusetts limited liability company, which is the general partner of Equity Resource Dover Fund Limited Partnership. ERI also provides administrative services to the other ER Limited Partners.

Mr. Dagbjartsson and Victor J. Paci are also the managing members of ERF Fund XXIV GP, LLC, which is the general partner of each of the New ER Limited Partners.

Biographical information on Messrs. Brooks, Dagbjartsson, Paci and Thompson is set forth below. The business address of each of these individuals is 1280 Massachusetts Avenue, 4th Floor, Cambridge, MA 02138 and their business telephone number there is (617) 876-4800. Each of these individuals is a citizen of the United States of America. During the past five years, none of these individuals have been convicted in a criminal proceeding, nor have they been party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

•	James E. Brooks. Mr. Brooks was an officer of Equity Resources Group, Incorporated (“ERG”) until October 30, 2002. Since then, in addition to serving as general partner of certain of the ER Limited Partners as described above, Mr. Brooks has acted as a private consultant. He owns an interest in ERI and certain of its affiliates.

•	Eggert Dagbjartsson. Mr. Dagbjartsson is an officer of ERG. Since October 30, 2002, in addition to serving as an officer of ERG and acting as a general partner of certain of the ER Limited Partners as described above, Mr. Dagbjartsson has been a Manager of ERI.

•	Victor J. Paci. Mr. Paci joined ERI in May 2005, having practiced law for the previous 25 years, including as a corporate and securities partner at Bingham McCutchen LLP in Boston, Massachusetts for 14 years prior to his joining ERI. In his prior capacity as a practicing attorney, Mr. Paci acted as outside general counsel for ERI and its affiliates since their founding in 1981. Prior to his attending law school, Mr. Paci served as an active duty officer in the U.S. Army from 1972 to 1977.

•	Mark S. Thompson. Mr. Thompson is an officer of ERG. Since October 30, 2002, in addition to serving as an officer of ERG and acting as general partner of certain of the ER Limited Partners as described above, Mr. Thompson has provided services to ERI. He owns an interest in ERI and certain of its affiliates.

ERG and ERI’s primary offices are located at 1280 Massachusetts Avenue, 4th Floor, Cambridge, MA 02138, and their general telephone number there is (617) 876-4800.

CONFLICTS OF INTEREST AND RISK FACTORS

This Statement is directed to Limited Partners of the Partnership, who, together with their advisors, are presumed to have the knowledge and background to identify and evaluate the risks of the Merger. Accordingly, the following refers to only certain of the relevant risks applicable to the Merger, and is by no means a complete discussion of risks facing the Partnership. A Limited Partner is advised to determine and consider the conflicts of interests and associated risks before voting on the Merger.

Conflicts of Interest of the General Partner:

The General Partner is Subject to Substantial Conflicts of Interest

The General Partner established the Merger Consideration based in part on the independent valuation of the Partnership’s Units performed by Recap Advisors, and through internal deliberations, without negotiating with any third party. There is a conflict between the General Partner’s desire to have its affiliate purchase the Units at a low price and the Limited Partners’ desire to sell the Units at a higher price. If the Merger is approved and effected, the General Partner and the other Post-Merger Partners will own and receive the future benefits from the Partnership’s interest in the Local Limited Partnerships, while the other Limited Partners will be required to accept a price of $1,050 per Unit or else pursue a potentially expensive and uncertain appraisal remedy.

Under the terms of the Partnership Agreement, the Partnership is required to pay the General Partner an annual management fee equal to one-quarter of one percent of invested assets. The fee will not be more than 50 percent of the Partnership’s annual net cash flow, as defined, subject to an annual minimum of $57,020. The Partnership recorded management fee expense of $194,289 for 2006 and $204,090 for 2005.

The Partnership is also required to pay the General Partner a liquidation fee for the sale of projects. The liquidation fee is the lesser of (i) 10 percent of the net proceeds to the Partnership from the sale of a project(s) or (ii) 1 percent of the sales price plus 3 percent of the net proceeds after deducting an amount sufficient to pay long-term capital gains taxes. No part of such fee shall accrue or be paid unless: (i) the Limited Partners’ share of the proceeds has been distributed to them, (ii) the Limited Partners shall have first received an amount equal to their invested capital attributable to the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. No liquidation fees were paid to the General Partner in 2006 and 2005.

In June 2007, the Partnership elected to participate in a loan with its affiliate, SP Special LLC, to SP Village Green, which owns the Village Green Apartments. The proceeds of the loan were used by SP Village Green to repay certain outstanding unsecured loans, including a loan from the Partnership, as well as cure deferred maintenance and upgrade the property. The Partnership’s total participation in this loan was $400,000.

Paul H. Pfleger and John M. Orehek, individually, who serve as directors and officers of the General Partner, guaranteed loans for the purchase of Southwicke Apartments and West Colonial Apartments in 2005 and 2006, respectively. These properties are underlying assets in Monatiquot Village Associates, an underlying Local Limited Partnership partially owned by Urban Fund. In consideration for their guarantees, Mr. Pfleger and Mr. Orehek share an annual payment equal to 0.125% of the original loan balances, as follows:

	Original Loan	Total Annual
	Balance	Guaranty Fee

Southwicke Apartment	$2,351,205.41	$2,939.00
West Colonial Apartments	$5,786,901.61	$7,233.63
TOTAL		$10,172.63

Annual guaranty fee paid to Mr. Pfleger: $5,086.32

Annual guaranty fee paid to Mr. Orehek: $5,086.32

The fees are paid directly by SP Southwicke LLC and SP Tukwila LLC, subsidiaries of Monatiquot Village Associates that hold the Southwicke and West Colonial properties.

None of the General Partner, the GP Affiliate, the ER Limited Partners and their affiliates will earn a fee in connection with the Merger.

The Valuation Company was Selected by the General Partner

Recap Advisors has provided the Fairness Opinion concerning the Merger Consideration. Although Recap Advisors is an independent company that is not affiliated with the General Partner, Recap Advisors was selected by the General Partner and is being compensated by the GP Affiliate and the ER Limited Partners. Recap Advisors does not represent the interests of the General Partner or the Limited Partners.

A More Favorable Price per Unit May be Available in the Future

Recap Advisors has determined the fair market value of the Units to be $1,000 per Unit and has provided an opinion that the Merger Consideration is fair to the Limited Partners from a financial point of view. While the Merger Consideration is higher than the price that has been paid in the past by both the General Partner’s affiliate and third parties who have purchased Units from Limited Partners, it is possible that in the future a third party (or the General Partner or its affiliates) might be willing to pay more for the Units than is being paid as the Merger Consideration.

Right of General Partner, GP Affiliate and Existing ER Limited Partners to Vote their Units

The General Partner, the GP Affiliate and the Existing ER Limited Partners collectively own approximately 50.4% of the Units held by Limited Partners in the Partnership. If they vote their Units in favor of the Merger, Limited Partner approval of the Merger will be assured. The General Partner, the GP Affiliate and the Existing ER Limited Partners currently intend to vote their Units in favor of the Merger.

Lack of Separate Representation for the Limited Partners

The General Partner selected Recap Advisors, established the Merger Consideration, prepared or caused to be prepared the Merger Agreement, will vote its Units in favor of the Merger in its capacity as a Limited Partner, and is likely to vote in favor of the Merger in its capacity as the General Partner. While the General Partner has sought to structure a proposal to the Limited Partners that it believes is fair, the Limited Partners have not been separately represented in connection with any aspect of the Merger.

Fairness Opinion

The General Partner has obtained the Fairness Opinion from Recap Advisors regarding the proposed Merger. The Fairness Opinion represents only the informed opinion of Recap Advisors and is not necessarily indicative of the actual value of the Units or the price a third party might offer for them now or in the future. In performing the valuation analysis that forms the basis for the Fairness Opinion, Recap Advisors relied upon: (i) documents and information provided by the General Partner on the properties owned by the Local Limited Partnerships, including independent market studies as requested by Recap Advisors, (ii) the certification of the General Partner as to the information provided to Recap Advisors, which certification is an exhibit to the Fairness Opinion, and (iii) information supplied by third parties from various sources. The calculations and conclusions in the Fairness Opinion are also based on certain assumptions, including but not limited to the valuation date, the terms of the proposed transaction, and the context in which the Fairness Opinion has been requested. The Fairness Opinion makes further assumptions concerning discounts for illiquidity, lack of control and other aspects of the Merger that might not be applicable in a transaction in which all of the Units, including those of the Post-Merger Partners were being sold or if the assets of the some or all of the Local Limited Partnerships were sold and the proceeds of the sales distributed to the Limited Partners. The Fairness Opinion offers no assurance that the Merger Consideration is the highest or best price that could be obtained for the Units.

Tax Risks and Consequences

Limited Partners should review “Material U.S. Federal Income Tax Matters” commencing at page 28 below and consult their tax advisors for further information about the tax consequences of the Merger. The General Partner has asked the Partnership’s accountant to estimate the federal income tax consequences of the Merger. A schedule is attached hereto as Exhibit D that sets forth the estimated tax consequences of the Merger to original individual Limited Partners who hold 1, 5, 10 and 20 Units in the Partnership. The estimate of tax consequences is based on the Limited Partners’ capital accounts as of December 31, 2006. As a result, the estimated tax consequences are only approximate, and intended to give the Limited Partners only an approximate sense of the tax consequences of the Merger.

Limited Partners who inherited an interest in the Partnership will have different tax consequences from those outlined in Exhibit D. These Limited Partners should consult their tax advisors for further information about the tax consequences of the Merger.

Conflicts of Interest of, and Certain Transactions by, the GP Affiliate:

The GP Affiliate is the beneficial owner of 32.35% of Urban Fund as a Limited Partner and is an affiliate of the General Partner. It intends to vote in favor of the Merger. Following the Merger, it will own 62.41%, an increase of approximately 93% in its ownership position.

The GP Affiliate has not entered into any direct transaction with Urban Fund in the past two years. The GP Affiliate has acquired 531.5 Units (4.66%) in Urban Fund from unaffiliated Limited Partners since January 1, 2005, and acquired 975 Units (8.56%) in Urban Fund as a result of the merger of an affiliate, SP Urban Fund LLC, with and into the GP Affiliate on February 15, 2007.

In October 2005, the GP Affiliate raised $7,000,000 of private capital to fund its working capital and acquisition projects. As collateral for a 5-yr term obligation (the “2005 Note”), payable monthly at 12% per annum, the GP Affiliate pledged, among other items of collateral, its interest in 2,280 Units of Urban Fund (approximately 20% of total outstanding Urban Fund Units) to secure the 2005 Note. In the event of default, the entire amount payable under the 2005 Note automatically becomes due. Payment of the 2005 Note is also guaranteed by SP Investments Inc. and SP Investments II L.L.C., affiliates of the GP Affiliate and the General Partner. The GP Affiliate remains current with its payment obligation under the terms of the 2005 Note.

In December 2006, the GP Affiliate raised $6,000,000 of private capital to fund its working capital and acquisition projects. As collateral for a 2-yr term obligation (the “2006 Note”), payable monthly at 12% per annum, SP Urban Fund LLC (which merged with and into the GP Affiliate on February 15, 2007), pledged, among other items of collateral, its interest in 975 Units of Urban Fund (approximately 8.5% of total outstanding Urban Fund Units) to secure the 2006 Note. In the event of default, each secured lender on the 2006 Note may exercise the right under the terms of the loan agreement to have the pledged Units transferred into the name of the secured lender or its nominee; vote any or all of the pledged Units; or sell any or all of the pledged Units, subject to the provisions of Urban Fund’s operating agreement. Payment of the 2006 Note is also guaranteed by SP Investments II L.L.C., an affiliate of the GP Affiliate and the General Partner. The GP Affiliate remains current with its payment obligation under the terms of the 2006 Note.

Conflicts of Interest of, and Certain Transactions by, ERI and the ER Limited Partners:

The Existing ER Limited Partners are the beneficial owners in the aggregate of 18.08% of Urban Fund’s Units. ERI has an unwritten financial arrangement with the GP Affiliate under which limited partnerships for which an affiliate of ERI performs administrative services (“ER Associates”) will acquire proportional limited partnership interests within various partnerships mutually owned by one or more of these ER Associates and the GP Affiliate. The proportion is 65%/35% in favor of the GP Affiliate. The Existing ER Limited Partners intend to vote their Units in favor of the Merger. Following the Merger, the ER Limited Partners will own 34.26%, an increase of approximately 89% from the amount currently owned by the Existing ER Limited Partners.

Neither ERI nor any of the ER Limited Partners has entered into any transaction with Urban Fund in the past two years. One or more of the Existing ER Limited Partners have acquired in the aggregate 179 Units (1.57%) in Urban Fund from Limited Partners since January 1, 2005.

MERGER AGREEMENT

The following describes certain aspects of the proposed Merger, including many of the material terms of the Merger Agreement by which the Partnership will implement the Merger. The following description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Merger Agreement which is attached as Exhibit B to this Statement. All Limited Partners of the Partnership are urged to read the Merger Agreement in its entirety.

Effective Time of the Merger

The Merger shall become effective upon the date and time set forth in the Certificate of Merger filed with the Delaware Secretary of State (the “Effective Time”). The Effective Time is currently proposed to be December 17, 2007, which date may be extended by the General Partner, but no later than December 31, 2007. The Certificate of Merger will be filed as soon as practicable once approval of the Merger proposal by the General Partner and a majority of the Limited Partners is obtained and the other conditions precedent to the consummation of the Merger have been satisfied or waived.

General Consequences of Merger

The Merger Agreement between Urban Fund and Merger Sub provides that the Merger will occur by the merger of the newly formed Merger Sub with and into Urban Fund. This Merger requires approval of Limited Partners holding a majority of the outstanding Units in Urban Fund and of Urban Fund’s General Partner. In the Merger, each Unit held by any Limited Partner who is not a Post-Merger Partner will be converted into the right to receive the Merger Consideration of $1,050 in cash.

Conversion and Exchange of Unit Certificates

As soon as practicable after the Merger is completed, the General Partner will mail to each Limited Partner (other than Limited Partners who are Post-Merger Partners) who (i) voted for the Merger, (ii) have not returned their Consent Ballot by December 13, 2007 or (iii) who voted against the Merger, but who have not timely perfected their appraisal rights, a letter of transmittal and instructions for surrendering their limited partnership unit certificates (“Certificates”). When these Limited Partners deliver their Certificates to the General Partner (or a signed affidavit of loss) along with the letter of transmittal and any other required documents, their Certificates will be cancelled and they will be issued a check in the amount of $1,050 per Unit that is being cancelled in the Merger.

When the Merger is completed, the Units held by each Limited Partner (other than Limited Partners who are Post-Merger Partners) will automatically be converted into the right to receive cash without any further action on the Limited Partner’s part. In order to receive the cash, however, such Limited Partners must deliver to the General Partner their Certificates (or a signed affidavit of loss) along with a letter of transmittal and any other required documents. No service charge will be payable by Limited Partners in connection with the cash payments or otherwise; and all expenses will be borne by the GP Affiliate and the ER Limited Partners, as described below. A Limited Partner will not be entitled to any distributions that are declared after the Merger is completed on any Units that are automatically converted into the right to receive cash as a result of the Merger, regardless of whether the Limited Partner has surrendered his or her Certificates. Each Limited Partner will be entitled to distributions on his or her Units declared prior to the date on which the Merger is effective, even if they are not paid until after the Merger is completed provided he or she held the Units on the date of record for such distributions. Please Do Not Surrender Your Certificates Until You Receive the Letter of Transmittal.

APPRAISAL RIGHTS

Under applicable Delaware laws and the Partnership Agreement, Urban Fund’s Limited Partners do not have the right to dissent from the Merger and to receive the fair market value of their Units in cash. However, under the terms of the Merger Agreement, Limited Partners who do not vote for the Merger and do not wish to accept the Merger Consideration are entitled to request an alternative valuation for their Units than the value reflected by the Merger Consideration of $1,050 per Unit. To exercise these rights, a Limited Partner must comply with the provisions set forth in Section 2.4 of the Merger Agreement, which are summarized below. Failure to timely and fully comply with the provisions of the Merger Agreement will result in the loss of these appraisal rights.

Limited partners who desire to exercise their rights must:

1.	Make a Written Demand on or Prior to December 13, 2007.

A Limited Partner must deliver to the Partnership a written demand for appraisal rights that meets the requirements set forth below, on or before December 13, 2007. Failing to return the consent ballot or returning a consent ballot voting against or abstaining with respect to the proposal to adopt the Merger Agreement will not constitute the making of a written demand. The written demand must be separate from any consent ballot, abstention from the vote on, or vote against the Merger Agreement. Failure to deliver a written demand on or before December 13, 2007, the deadline for consents on the approval of the Merger, will cause loss of the Limited Partner’s appraisal rights.

The demand must be executed by or on behalf of the Limited Partner of record, fully and correctly, as such Limited Partner’s name appears on the records of the Partnership. If the Units are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the Units are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for a Limited Partner of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in the Partnership held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have. Limited Partners who hold their Units in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine appropriate procedures for the making of a demand by such nominee. A record holder, such as a broker, fiduciary, depositary, or other nominee, who holds Units as a nominee for others, may exercise appraisal rights with respect to the Units held for all or less than all beneficial owners of Units as to which such person is the record owner. In such case, the written demand must set forth the number of Units covered by such demand. Where the number of Units is not expressly stated, the demand will be presumed to cover all Units outstanding in the name of such record owner.

A Limited Partner who elects to exercise appraisal rights should mail the written demand to the Partnership at:

Urban Improvement Fund Limited 1974, LP
1201 Third Avenue, Suite 5400
Seattle, WA 98101
ATTN: Ilya Gamel

The written demand for appraisal rights should state the Limited Partner's name and mailing address, the number of Units owned by the Limited Partner, and must reasonably inform us that the Limited Partner intends thereby to demand an alternative valuation for the Limited Partner's Units. Demand must be received by the Partnership on or prior to December 13, 2007. Within ten days after the effective date of the Merger, the Partnership will provide notice of the effective date of the Merger to all of our Limited Partners who have complied with Section 2.4 of the Merger Agreement and have not voted in favor of the Merger and adoption of the Merger Agreement.

2.	Refrain from Voting in Favor of the Merger and Adoption of the Merger Agreement.

In addition to making a written demand, a Limited Partner must not vote in favor of the Merger and the Merger Agreement. A Limited Partner that has not submitted a consent ballot will not waive appraisal rights solely by failing to vote, if the Limited Partner satisfies all other provisions of Section 2.4 of the Merger Agreement.

3.	Continuous Ownership of Units.

A Limited Partner must also continuously hold Units in the Partnership from the date the Limited Partner makes the written demand through the effective time of the Merger. Accordingly, a Limited Partner who is the record holder of Units on the date the written demand is made but who thereafter either transfers the Units prior to the effective time of the Merger or enters into an agreement to effectively transfer any interest they have in the Units will lose any appraisal rights with respect to the transferred Units.

4.	Good Faith Negotiations.

The General Partner and each Limited Partner who has properly delivered a written demand for appraisal rights shall negotiate in good faith for 30 days regarding the valuation of the Limited Partner’s Units. During the negotiation process, the General Partner will ask the Limited Partner to set forth the reasons and provide evidence for the Limited Partner’s assertion that the fair market value of the Units differs from the Merger Consideration. If no agreement on value is reached between the General Partner and the Limited Partner during this 30 day negotiating period, the Limited Partner may (i) elect to accept the Merger Consideration (or any higher price that the General Partner has offered during the negotiation period), or (ii) elect to have his or her Units appraised by the Delaware Court of Chancery.

5.	Filing Petition with the Court of Chancery for Appraisal of Units.

After the 30 day negotiation period described in paragraph 4 above has ended, and within 60 days after the effective date of the Merger (but not thereafter), either the Partnership or any Limited Partner who has complied with the requirements of Section 2.4 of the Merger Agreement, may file a petition in the Delaware Court of Chancery demanding a judicial determination of the fair market value of the Units held by all Limited Partners who are entitled to appraisal rights, and to be paid in cash such fair market value in lieu of the Merger Consideration that they otherwise would receive upon consummation of the Merger. This petition in effect initiates a court proceeding in Delaware. For this purpose, the fair market value of the Units will be their fair market value, excluding any element of value arising from the consummation or expectation of consummation of the Merger, together with a fair rate of interest, if any, as determined by the Delaware Court of Chancery.

Urban Fund, as the surviving limited partnership, has no obligation or any intention at this time to file such a petition, and Limited Partners seeking to exercise these appraisal rights should not assume that Urban Fund will file such a petition. Accordingly, because Urban Fund intends not to file such a petition, if no Limited Partner files such a petition with the Delaware Court of Chancery within 60 days after the effective date of the Merger, their rights to an appraisal by the Delaware Court of Chancery will be lost, even if a Limited Partner has fulfilled all other requirements to exercise these rights.

A former Urban Fund Limited Partner who timely files a petition for appraisal with the Court of Chancery of the State of Delaware within 60 days after the effective date of the Merger as set forth above must serve a copy of the petition upon the Partnership. The Partnership will then, within 20 days after service, file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all Limited Partners who have demanded payment for their Units and with whom agreements as to the value of their Units have not been reached. The Register in Chancery, if so ordered by the court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Partnership and to the Limited Partners shown on the list at the addresses therein stated, and notice also will be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of

Wilmington, Delaware, or such publication as the court deems advisable. The court must approve the forms of the notices by mail and by publication, and the Partnership must bear the costs of the notices.

At the hearing on the petition, the Court of Chancery will determine which Limited Partners are entitled to appraisal rights. The court may require the Limited Partners who have demanded an appraisal for their Units (and who hold Units represented by certificates) to submit their certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings, and the Court of Chancery may dismiss the proceedings as to any Limited Partner that fails to comply with such direction.

After determining which Limited Partners are entitled to appraisal rights, the court will appraise the Units owned by these Limited Partners, determining the “fair market value” of such Units on a per unit basis, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair market value. In determining such fair market value, the court shall take into account all relevant factors, including applying discounts for illiquidity and lack of control. Limited Partners considering seeking appraisal of their Units should note that the fair market value of their Units determined by the court could be more than, the same as or less than the Merger Consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their Units.

The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. Upon application of a Limited Partner who has perfected appraisal rights, the court may order that all or a portion of the expenses incurred by any Limited Partners in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all Units entitled to appraisal.

A Limited Partner may withdraw a demand for appraisal rights and accept the Merger Consideration in writing at any time within 60 days after the effective time of the Merger, or at any time thereafter with the written approval of the Partnership. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any Limited Partner without the approval of the court, and such approval may be conditioned upon such terms as the court deems just. If any Limited Partner withdraws its demand for an alternative valuation of its Units before an appraisal petition is filed, then the Limited Partner’s Units will be automatically converted, as applicable, into the right to receive the Merger Consideration, in cash, pursuant to the Merger Agreement, without interest.

If a Limited Partner demands appraisal rights in compliance with the requirements of Section 2.4 of the Merger Agreement, then, after the effective time of the Merger, such Limited Partner will not be entitled to: (i) vote such Limited Partner’s Units for any purpose; (ii) receive distributions on such Limited Partner’s Units that are payable to Limited Partners of record at a date after the effective time of the Merger; or (iii) receive payment of any Merger Consideration provided for in the Merger Agreement.

Any Limited Partner wishing to exercise its appraisal rights provided by Section 2.4 of the Merger Agreement is urged to consult the Limited Partners’ own legal counsel before attempting to exercise these rights. Failure to comply strictly with all of the procedures set forth in Section 2.4 of the Merger Agreement may result in the loss of a Limited Partner’s appraisal rights.

TO PURSUE THE RIGHTS TO AN APPRAISAL DESCRIBED ABOVE, A LIMITED PARTNER MUST NOT VOTE “FOR” THE MERGER ON THE CONSENT BALLOT, MUST MAKE A WRITTEN DEMAND AS DESCRIBED ABOVE BY DECEMBER 13, 2007, AND MUST COMPLY WITH THE OTHER APPLICABLE PROVISIONS OF THE MERGER AGREEMENT.

MATERIAL U.S. FEDERAL INCOME TAX MATTERS

General

The following is a summary of material aspects of the U.S. federal income taxation of the Merger and payment of the Merger Consideration to the Limited Partners who will not be Post-Merger Partners (the “Transactions”). The Partnership has not sought a ruling from the Internal Revenue Service or any other U.S. federal, state or local agency with respect to any of the tax issues affecting the Partnership, nor has it obtained an opinion of counsel with respect to any U.S. federal tax issues.

The following discussion is limited to material U.S. federal income tax matters. This summary of certain aspects of the U.S. federal income tax treatment of the Partnership and the Limited Partners is based upon the U.S. Internal Revenue Code of 1986 (the “Code”), judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change. This summary also does not discuss all of the tax consequences that may be relevant to a particular Limited Partner (such as Limited Partners subject to alternative minimum tax) or to certain Limited Partners subject to special treatment under the U.S. federal income tax laws, such as insurance companies, foreign persons, S corporations, certain financial institutions, dealers or traders in securities, those who hold Units as part of a hedge, straddle or conversion transaction, investors who have a functional currency other than the U.S. dollar and tax-exempt organizations. This discussion generally assumes that (a) a Limited Partner acquired its Units directly from the Partnership at formation and has held Units as a capital asset within the meaning of Section 1221 of the Code for at least one year prior to the Transactions, and (b) the Partnership will be treated as a non-publicly traded partnership for U.S. federal income tax purposes and the Partnership’s investments in the Local Limited Partnerships will be treated as capital assets of the Partnership.

Except as expressly provided for under the heading “Non-U.S. Partners and FIRPTA,” the following discussion is limited to the consequences to a Limited Partner that is a U.S. person. For purposes of this discussion, a “U.S. person” generally is any individual citizen or resident of the United States; any corporation created or organized in or under the laws of the United States or any political subdivision thereof; any estate the income of which is subject to U.S. federal income taxation regardless of its source; and any trust that either is subject to the supervision of a court within the United States and the control of one or more U.S. persons or that has a valid election in effect under applicable Regulations to be treated as a U.S. person. If an entity treated as a partnership for U.S. federal income tax purposes is a Limited Partner, the tax treatment of such entity will generally depend upon the status and the activities of such entity. Entities that are treated as partnerships for U.S. federal income tax purposes should consult their own tax advisors concerning the consequences to them and their partners of an investment in the Partnership.

EACH LIMITED PARTNER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR IN ORDER TO FULLY UNDERSTAND THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF THE TRANSACTIONS.

Merger

The merger of Merger Sub with and into the Partnership will be considered a continuation of the Partnership. Following the Merger, the General Partner, the GP Affiliate, and the ER Limited Partners will own 100%, in the aggregate, of the profits and capital in the Partnership.

The Merger will convert the Limited Partners’ Units into the right to receive a cash payment from the Partnership, except for the Units held by the Post-Merger Partners. The Merger is expected to be treated as a sale of the Units of the Limited Partners (other than those who are Post-Merger Partners). Accordingly, the purchase of such Limited Partners’ Units will be a taxable sale of those Units by such Limited Partners.

Tax Consequences to Limited Partners of the Sale of Their Units

The Limited Partners whose Units are purchased by the Partnership will recognize gain or loss on the sale of a Unit equal to the difference between (i) the "amount realized" on the sale and (ii) their "adjusted tax basis" in the Unit sold. The "amount realized" with respect to a Unit of the Partnership will be equal to the sum of the amount of cash received for the Unit sold pursuant to the Merger, plus the amount of the Limited Partner's share of Partnership liabilities (as determined under Section 752 of the Code).

Adjusted Tax Basis

If a Limited Partner’s Units in the Partnership were acquired for cash, the Limited Partner’s initial tax basis in such Units was generally equal to his or her cash investment in the Partnership increased by his or her share of Partnership liabilities at the time the Limited Partner acquired such Units. A Limited Partner’s initial tax basis generally has been increased by (i) his or her share of Partnership income and gains and (ii) any increases in his or her share of Partnership liabilities, and has been decreased (but not below zero) by (a) his or her share of Partnership cash distributions, (b) any decreases in his or her share of Partnership liabilities, (c) his or her share of Partnership losses and (d) his or her share of nondeductible Partnership expenditures that are not chargeable to capital. For purposes of determining his or her adjusted tax basis in Units of the Partnership immediately prior to a disposition of his or her Units, a Limited Partner’s adjusted tax basis in his or her Units will include his or her allocable share of Partnership income, gain or loss for the taxable year of disposition. If a Limited Partner’s adjusted tax basis is less than his or her share of Partnership liabilities (e.g., as a result of the effect of net loss allocations and/or distributions exceeding the cost of his or her Units), a gain will be recognized with respect to a Unit of the Partnership pursuant to the Merger and the gain will exceed the cash proceeds realized upon the sale of such Unit. If a Limited Partner’s adjusted tax basis is more than his or her share of Partnership liabilities (e.g., as a result of the effect of net income allocations), then a loss will be recognized with respect to a Unit of the Partnership pursuant to the Merger.

Character of Gain or Loss Recognized Pursuant to the Merger

Except as described below, the gain or loss recognized by a Limited Partner on a sale of a Unit of the Partnership pursuant to the Merger generally will be treated as a long-term capital gain or loss if the Limited Partner held the Unit for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate taxpayers generally will be subject to a maximum United States federal income tax rate of 15%. If the amount realized with respect to a Unit of the Partnership that is attributable to a Limited Partner’s share of “unrealized receivables” exceeds his or her share of the Partnership’s tax basis attributable to those assets, such excess will be treated as ordinary income. Among other things, “unrealized receivables” include depreciation recapture for certain types of property. In general, the current maximum United States federal income tax rate applicable to persons who are non-corporate taxpayers for net capital gains attributable to the sale of depreciable real property (which may be determined to include an interest in a partnership such as the Units in the Partnership) held for more than one year is currently 25% (rather than 15%) with respect to that portion of the gain attributable to depreciation deductions previously taken on the properties owned by the Local Limited Partnerships. The Limited Partners are urged to consult their own tax advisors concerning the tax rates that will be applicable to their gain, if any.

The Limited Partners will be allocated a share of Partnership taxable income or loss for the year 2007. The Partnership’s accountant has estimated that the Partnership will not generate significant taxable income for the year 2007.

Passive Activity Losses

The passive activity loss rules of the Code limit the use of losses derived from passive activities, which generally include investments in limited partnership interests such as the Units of the Partnership. An individual, as well as certain other types of investors, generally cannot use losses from passive activities to offset non-passive activity income received during the taxable year. Passive losses that are disallowed for a particular tax year are “suspended” and may be carried forward to offset passive activity income earned by the investor in future taxable years. In addition, such suspended losses may be claimed as a deduction, subject to other applicable limitations, upon a taxable disposition of the investor’s interest in such activity.

Accordingly, if a Limited Partner’s investment in his or her Units is treated as a passive activity, the Limited Partner may be able to reduce gain from the sale of his or her Units of the Partnership pursuant to the Merger or reduce other income with passive losses in the following manner: If a Limited Partner recognizes a gain on the sale of his or her Units, the Limited Partner will generally be entitled to use his or her current and “suspended” passive activity losses (if any) from the Partnership and other passive sources to offset that gain. In general, if a Limited Partner recognizes a loss on such sale, the Limited Partner will be entitled to deduct that loss currently (subject to other applicable limitations) against the sum of his or her passive activity income from the Partnership for that year (if any) plus any passive activity income from other sources for that year. The balance of any “suspended” losses from the Partnership that were not otherwise utilized against passive activity income as described in the two preceding sentences will generally no longer be suspended and will generally therefore be deductible (subject to any other applicable limitations) by the Limited Partner against any other income for that year, regardless of the character of that income. The Limited Partners are urged to consult their tax advisors concerning whether, and the extent to which, they have available “suspended” passive activity losses from the Partnership or other investments that may be used to reduce gain from the sale of Units pursuant to the Merger.

Information Reporting and Backup Withholding

The Limited Partners whose Units are purchased pursuant to the Merger must report the transaction by filing a statement with their United States federal income tax return for the year of the Merger which sets forth, among other things, the following information: (1) the date of the sale, the amount of the Limited Partner’s adjusted basis in his or her Units, and the portion thereof attributable to Code Section 751 property pursuant to Code Section 732; and (2) the amount of any money and the fair market value of any other property received or to be received for the transferred Units, and the portion thereof attributable to Section 751 property. To prevent the possible application of back-up United States federal income tax withholding of 28% with respect to the payment of the Merger Consideration, the Limited Partners are required to provide us with their correct taxpayer identification numbers.

Non-U.S. Partners and FIRPTA

For purposes of this discussion, Limited Partners who are not U.S. Persons are “Non-U.S. Partners”. The U.S. federal income tax treatment of Non-U.S. Partners is complex and will vary depending upon the individual circumstances of each Limited Partner. Non-U.S. Partners should consult their own tax advisors concerning the U.S. federal, state and local income tax, and foreign tax consequences of the Merger. Non-U.S. Partners should also be aware that they may be required to file returns with and pay taxes to state or local taxing jurisdictions as a result of holding Units and the Merger.

Units are considered United States real property interests for purposes of Code Section 897, the Foreign Investment in Real Property Tax Act (“FIRPTA”). Consequently, pursuant to Code Section 1445, the transferee of the Units is required to deduct and withhold a tax equal to 10% of the total consideration paid for such Units, unless it receives a non-foreign person affidavit.

State and Local Taxes

In addition to the U.S. Federal income tax aspects described above, a Limited Partner should consider potential state and local tax consequences of the Merger. This Statement makes no attempt to summarize the state and local tax consequences to a Limited Partner. The Limited Partners are urged to consult their own tax advisors on all matters relating to state and local taxation.

THE FOREGOING ANALYSIS OF THE FEDERAL INCOME TAX CONSIDERATIONS TO THE LIMITED PARTNERS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, IN CONSIDERING WHETHER TO CONSENT TO THE MERGER, YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH SPECIFIC REFERENCE TO YOUR OWN TAX SITUATION.

DESCRIPTION OF URBAN FUND’S BUSINESS

Business

Urban Improvement Fund Limited 1974, LP was originally organized in January 1974 under the laws of the State of California and redomiciled in August 2006 to the State of Delaware. Its initial primary business was to invest, through the Local Limited Partnerships, in federally and state-assisted low and moderate income housing projects. The Partnership will terminate on December 31, 2015. The termination can be earlier or later with the approval of a majority of the partners. Units of Limited Partnership Interest were sold in a public offering to investors who sought tax shelter for income from other sources.

The Partnership commenced operations after offering 11,394 limited partnership units (“Units”), at a price of $1,000 per Unit, through a public offering registered in 1974 with the Securities and Exchange Commission (the “Offering”). The Offering terminated with subscriptions for all 11,394 Units.

The Partnership’s business is to hold limited partnership interest in Local Limited Partnerships, each of which owns and operates a multifamily rental housing property which receives one or more forms of assistance from the federal government. There is a local general partner for each Local Limited Partnership and the Partnership is a limited partner. As a limited partner, the Partnership’s liability for obligations of the Local Limited Partnerships is limited to its investment, and the Partnership does not exercise control over the activities of the Local Limited Partnerships in accordance with the partnership agreements. See “Management’s Discussion and Analysis or Plan of Operations” for information relating to the Partnership’s rights and obligations to make additional contributions or loans to Local Limited Partnerships.

The Partnership originally acquired equity interests as a limited partner in twelve (12) such Local Limited Partnerships. The Elk Grove Village property was sold through a re-syndication in 1984. The Elk Grove Village partnership received the final proceeds for the note receivable for the sale of the property during 1998. The TDC & Associates property was donated in December 1985 to the Tenant’s Development Association. The Logan-Washington Associates property foreclosed in 1993.

During February 2000, Monatiquot Village Associates sold its real property in a tax-free exchange. The proceeds were reinvested in February 2000 into Village Green Apartments, a 460-unit conventional property located in Santa Maria, California. During December 2000, Notre Dame Apartments sold its real property in a tax-free exchange. The proceeds were reinvested in May 2001 into Trail Walk Apartments, a 180-unit conventional property located in Kenmore, Washington. During August 2006, Notre Dame sold its real property, Trail Walk Apartments, in a tax-free exchange. The proceeds were reinvested in January 2007 into Lake Villa Club Apartments, a 189-unit conventional property located in Kent, Washington.

During December 2002, The 51st and King Drive Partnership sold its real property. During 2004, the Weyerbacher Terrace Partnership was foreclosed by HUD.

During 2005 Village Green Apartments was refinanced. Proceeds of approximately $5,200,000 and contributions from the Partnership of $2,400,000 were utilized to purchase Tukwila Station Apartments, a 72-unit conventional property located in Tukwila, Washington and West Colonial Apartments, a 120-unit conventional property located in Tukwila, Washington.

During August 2006, the Partnership redomiciled to Delaware with the consent of the partners holding a majority interest.

During October 2006, the Partnership invested in a joint venture, SPAC/Urban Fund ‘74 Holdings LLC, for the purpose of acquiring La Serena Apartments, a 188-unit conventional property in Santa Ana, California.

The remaining five properties and the five new properties are described under “Properties” below.

The Partnership’s investment objectives are to: (1) preserve and protect Partnership capital; (2) provide capital appreciation through increase in value of the Partnership’s investments, subject to considerations of capital preservation and tax planning; and (3) provide potential cash distributions from sales or refinancings of the Partnership’s investments.

The Partnership does not have any employees. Services are performed for the Partnership by Interfinancial Real Estate Management Company (the General Partner) and agents retained by the General Partner.

Recent Developments

In June 2007, the Partnership elected to participate in a loan with its affiliate, SP Special LLC, to SP Village Green, which owns the Village Green Apartments. The proceeds of the loan were used by SP Village Green to repay certain outstanding unsecured loans, including a loan from the Partnership, as well as cure deferred maintenance and upgrade the property. The Partnership’s total participation in this loan was $400,000.

Properties

The Partnership’s assets currently consist of cash and equity interests as a limited partner or member in the following Local Limited Partnerships:

					Local
		Number	P&L	Residual	Limited
		of Apt.	Ownership	Ownership	Partnership
Local Limited Partnership	Properties Owned and Location	Units	Interest	Interest	Control?

1. Capitol Hill Associates	Capitol Hill Apartments Denver, olorado	121	95%	95%	No
2. Community Apartments, Ltd.	Community Apartments Cleveland, Ohio	147	99%	73%	No
3. Lake Villa Club Associates (wholly owned by Notre Dame Limited Partnership)	Lake Villa Club Apartments Kent, Washington	189	69%	69%	Yes
4. Met-Paca II Associates	Met-Paca II New York, New York	192	95%	95%	No
5. Norway Housing Associates	Norway Housing Boston, Massachusetts	136	95%	50%	No
6. Southern Boulevard Partners II	Southern Boulevard II Bronx, New York	175	95%	95%	No
7. SP Tukwila LLC (wholly owned by Monatiquot Village Associates)	West Colonial Village Apartments Tukwila, Washington	120	95%	50%	Yes
8. SP Southwicke LLC (wholly owned by Monatiquot Village Associates)	Southwicke Apartments Tukwila, Washington	72	95%	50%	Yes
9. SP Village Green L.L.C. (wholly owned by Monatiquot Village Associates)	Village Green Apartments Santa Maria, California	460	95%	50%	Yes
10. SP La Serena LLC (wholly owned by La Serena LLC, which is 50% owned by SPAC/Urban Fund ‘74 Holdings LLC)	La Serena Apartments Santa Ana, California	188	9%	9%	Yes

CAPITOL HILL ASSOCIATES.  The partnership owns a multi-site 121-unit project, located one mile from downtown Denver, Colorado. It is situated within an established area of the city that is evenly mixed with apartment complexes and single-family dwellings. The project was financed under the auspices of the United States Department of Housing and Urban Development (HUD). The mortgage is insured by HUD under Section 236 of the National Housing Act. The mortgage also has interest subsidies which reduces the interest rate to approximately one percent. The partnership also entered into a regulatory agreement which sets rental rates, limits distributions and requires monthly deposits to reserves for replacements.

COMMUNITY APARTMENTS, LTD.  The partnership owns a 147-unit project located in Cleveland, Ohio. The project consists of two-story row-type buildings of wood frame construction with a masonry exterior. The project was rehabilitated under Section 221(d)(3) of the National Housing Act. The partnership also entered into a regulatory agreement which sets rental rates, limits distributions and requires monthly deposits to reserves for replacements.

NOTRE DAME LIMITED PARTNERSHIP.  The partnership owned a 205-unit project located in the Pacific Heights area of San Francisco, California, consisting of a five-story building of reinforced concrete, cement and plaster construction. The property was sold in December 2000 in a tax-free exchange. The proceeds were reinvested in May 2001 with the purchase of Trail Walk Apartments, a 180-unit conventional property located in Kenmore, Washington. In August 2006, Trail Walk Apartments was sold in a tax-free exchange. The proceeds were reinvested in January 2007 with the purchase of Lake Villa Club Apartments, a 189-unit conventional property in Kent, Washington.

MET-PACA II ASSOCIATES.  The partnership owns a multi-site 192-unit project located in New York City in the area bounded by East 118th and 123rd streets and Park and Lexington Avenues. The project consists of nine four- and five-story buildings of masonry and brick construction. The project was rehabilitated and the mortgage insured under Section 236 of the National Housing Act. The mortgage also has interest subsidies which reduces the interest rate to approximately one percent. The partnership also entered into a regulatory agreement which sets rental rates, limits distributions and requires monthly deposits to reserves for replacements.

NORWAY HOUSING ASSOCIATES.  The partnership owns a 136-unit project located in Boston, Massachusetts. It is situated in a fine residential area surrounded by the Fenway District and Northeastern University. The project was financed under the auspices of the Massachusetts Housing Finance Agency (MHFA). The partnership also entered into a regulatory agreement which sets rental rates, limits distributions and requires monthly deposits to reserves for replacements.

SOUTHERN BOULEVARD PARTNERS II.  The partnership owns a 175-unit project located in the Bronx, New York, consisting of 5 five- and six-story buildings of brick and masonry construction. The Project was rehabilitated and the mortgage insured under Section 236 of the National Housing Act. The mortgage also has interest subsidies which reduces the interest rate to approximately one percent. The partnership also entered into a regulatory agreement which sets rental rates, limits distributions and requires monthly deposits to reserves for replacements.

MONATIQUOT VILLAGE ASSOCIATES.  The partnership owns Village Green Apartments, a 460-unit conventional property located in Santa Maria, California. The property has 26 buildings with stucco and wood exteriors. During February 2005 the mortgage was refinanced. The partnership received approximately $5,200,000 in refinance proceeds. The proceeds were used to purchase Southwicke Apartments and West Colonial Apartments in Tukwila, Washington. Wholly owned by Tukwila Station Associates, Southwicke is a conventional property with 72 units and West Colonial is a conventional property with 120 units. The properties consist of two-story buildings of wood frame construction with wood siding. The properties are adjoining but operate independently. In August 2007, the General Partner received approval for its loan request to refinance Southwicke Apartments. The General Partner intends to reinvest the proceeds back into the Southwicke and West Colonial properties in order to cure deferred maintenance items and provide modest upgrades to most of the unit interiors. Recap Advisors has briefly reviewed the proposed refinancing of Southwicke and has reported that it sees no material reason to revise the Fairness Opinion.

LA SERENA LLC/SPAC URBAN FUND 1974.  In October 2006, the Partnership invested in a joint venture which purchased La Serena Apartments, a 188-unit conventional property located in Santa Ana, California.

Occupancy Rates of Properties

Local Limited Partnership	2006	2005

1. Capitol Hill Associates	96.1%	96.5%
2. Community Apartments, Ltd.	97.8%	98.2%
3. Met-Paca II Associates	96.5%	95.6%
4. Norway Housing Associates	99.3%	99.0%
5. Southern Boulevard Partners II	96.5%	97.1%
6. Monatiquot Village Associates	72.0%	83.6%
7. Notre Dame Limited Partnership	95.0%	90.7%
8. SPAC/Urban Fund ‘74 Holdings, LLC	80.7%	NA

Average Annual Rental Per Unit of Properties

Local Limited Partnership	2006	2005

1. Capitol Hill Associates	$8,113	$7,832
2. Community Apartments, Ltd.	$7,007	$6,825
3. Met-Paca II Associates	$15,719	$14,713
4. Norway Housing Associates	$16,612	$16,056
5. Southern Boulevard Partners II	$11,589	$11,190
6. Monatiquot Village Associates	$5,724	$7,378
7. Notre Dame Limited Partnership	$7,044	$10,551
8. SPAC/Urban Fund ‘74 Holdings, LLC	$2,419	NA

Property Real Estate Taxes of Properties

Local Limited Partnership	2006	2005

1. Capitol Hill Associates	$25,198	$40,361
2. Community Apartments, Ltd.	$56,561	$42,090
3. Met-Paca II Associates	$293,998	$275,941
4. Norway Housing Associates	$147,122	$101,577
5. Southern Boulevard Partners II	$232,250	$211,378
6. Monatiquot Village Associates	$399,308	$317,705
7. Notre Dame Limited Partnership	$161,493	$271,036
8. SPAC/Urban Fund ‘74 Holdings, LLC	$66,058	NA

Federal Tax Basis Information of Properties

	Federal Tax	Original	Bldg	Bldg	Improvements	Personal	Property
Local Limited Partnership	Basis	Method	Life	Method	Life	Method	Life

1. Capitol Hill Associates	$1,265,000	SL	25	SL	5-25	SL	5-7
2. Community Apartments, Ltd.	$182,000	SL + 125%	25	SL	5-25	SL	5
3. Met-Paca II Associates	$654,000	SL	25	SL	5-25	SL	5-7
4. Norway Housing Associates	$150,000	SL	25	SL	5-25	SL	3-10
5. Southern Blvd Partners II	$690,000	SL	25	SL	5-25	SL	5-7
6. Monatiquot Village Associates	$24,543,000	SL	27.5	SL	27.5	SL	5
7. Notre Dame Ltd Partnership	$0	SL	27.5	SL	27.5	SL	5-7
8. SPAC/Urban Fund ‘74 Holdings, LLC	$30,453,000	SL	27.5	SL	27.5	SL	5-7

Legal Proceedings

There are no material legal proceedings pending, at this time, other than ordinary routine litigation incidental to the Partnership’s business, including the Local Limited Partnerships in which the Partnership is a limited partner.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The following should be read in conjunction with the Partnership’s financial statements, which are filed as an exhibit to this Statement, and the financial and other information contained in our Annual Report on Form 10-KSB filed with the SEC on July 19, 2007.

Liquidity

The Partnership’s only source of cash flow is from distributions from its investments in Local Limited Partnerships or the sale or refinancing of the Local Limited Partnerships. To the knowledge of the General Partner, none of the Local Limited Partnership is in current discussions with potential buyers or otherwise actively marketing its properties.

Five of the Local Limited Partnerships have regulatory agreements which restrict distributions to the computation of surplus cash. The computation of surplus cash is calculated by subtracting accounts payable and accrued expenses from cash on hand at the end of the year. Monatiquot Village Associates, Notre Dame Apartments and SPAC/Urban Fund ‘74 Holdings LLC have no restriction on distributions and their general partner is an affiliate of the General Partner of the Partnership.

During the fiscal years ended December 31, 2006 and 2005, cash distributions from Local Limited Partnerships totaled $5,062,182 and $427,324, respectively. In August 2006, Notre Dame Limited Partnership sold Trail Walk Apartments resulting in a distribution of $5,062,182. Distributions in 2005 were due to surplus cash from operations. These funds were utilized to fund operations and held for future reinvestment. The General Partner anticipates it will receive adequate distributions from the Local Limited Partnerships to maintain operations.

Capital Resources

The General Partner believes that situations may arise where it would be advantageous to the Partnership to have Local Limited Partnerships exchange properties in tax-free transactions. The Local Limited Partnerships’ basis in their properties has been reduced through depreciation deductions and other losses to levels substantially below the amount of debt secured by the properties. Additionally, the rental properties owned and operated by the Local Limited Partnerships have typically computed depreciation for financial reporting purposes using the straight-line method over the estimated economic useful life of the property. For income tax reporting purposes, depreciation generally has been computed over the same or shorter periods using accelerated methods. As a result, the carrying values of the Partnership’s investments in Local Limited Partnerships are substantially greater for financial reporting purposes than for income tax reporting purposes. Upon sale or other disposition of a property by the Local Limited Partnership, the gain recognized by the Partnership for income tax reporting purposes may be substantially greater than the gain recorded for financial reporting purposes. Accordingly, if the properties are sold, the Limited Partners, in all likelihood, would recognize taxable gain in excess of the cash available for distribution. If sale proceeds are reinvested in a manner which permits the original sale to be treated as a like kind exchange, the Limited Partners can defer this gain until the new property is sold. Additionally, the Partnership will receive the benefit of any cash flow or appreciation in value of the new property. If reinvestments are made, it is likely that the acquired properties will be conventional, multi-family residential projects.

Results of Operations

The Partnership has followed the practice of investing available funds not used in the purchase of properties or in operations into short-term investments. Interest income resulted from such short-term investments on cash held. Interest income was $36,769 in 2006 and  $228,380 in 2005.

During 2005, a deposit made on the purchase of investments was cancelled and the deposit was returned with interest. This one time event resulted in interest income of $228,380 in 2005. Interest income returned to pre-2005 levels in 2006 with interest income of $36,769. The Partnership is dependent upon interest earned and the distributions and repayment of advances from Local Limited Partnerships for cash flow. As shown in the table below, the Partnership has received distributions in recent years. The 2006 distributions are a result of the sale of the real estate in Notre Dame. The Partnership has advanced funds to selected Local Limited Partnerships. The General Partner does not believe these net advances will significantly affect the operations of the Partnership.

	2006	2005

Urban Fund’s share of distributions	$5,062,182	$427,324
Advances (made to) repaid by Local Limited Partnerships	$412,427	$43,838
Contributions made to Local Limited Partnerships	$783,571	$2,422,150

The General Partner believes the level of distributions received will fund the general and administrative expenses of the Partnership.

Under the terms of the Partnership Agreement, the Partnership is required to pay the General Partner an annual management fee equal to one quarter of one-percent of invested assets. The fee will not be more than 50 percent of the Partnership’s annual net cash flow as defined, subject to an annual minimum of $57,020. The Partnership recorded management fee expense of $194,289 for 2006 and $204,090 for 2005.

The Partnership will also pay the General Partner a liquidation fee for the sale of projects. The liquidation fee is the lesser of (i) 10 percent of the net proceeds to the Partnership from the sale of a project(s) or (ii) 1 percent of the sales price plus 3 percent of the net proceeds after deducting an amount sufficient to pay long-term capital gains taxes. No part of such fee shall accrue or be paid unless: (i) the Limited Partners’ share of the proceeds has been distributed to them, (ii) the Limited Partners shall have first received an amount equal to their invested capital attributable to the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. No liquidation fees were paid during 2006 or 2005.

The Partnership has entered into an incentive management agreement with one of the general partners of the Local Limited Partnerships to pay fees based on a percentage of surplus cash paid. These fees are paid from distributions received from the Local Limited Partnerships. Details of the agreement are as follows:

•	Southern Boulevard II — The local general partner receives, as an incentive management fee, the following percentage of the Partnership’s cash distributions. During 2006 and 2005, these partnerships did not generate sufficient surplus cash to pay the incentive management fees.

Amount	Percentage

Up to $52,667	36.84%
Over $52,667	50%

Other expenses represent cost associated with investor communication and state income tax payments which can vary from year-to-year.

At December 31, 2006, the Partnership had investments in seven active real estate limited partnerships as a limited partner and one limited liability company. The Partnership carries such investments on the equity method of accounting. The Partnership discontinues recording losses for financial reporting purposes when its investment in a particular Local Limited Partnership is reduced to zero, unless the Partnership intends to commit additional funds to the Local Limited Partnership. The equity in income in Local Limited Partnerships resulted from several Local Limited Partnerships, whose investments have not been reduced to zero, reporting income from operations and/or Local Limited Partnerships, whose investments have been reduced to zero, who paid distributions or repaid an advance. Additional advances to Local Limited Partnerships, after an investment is reduced to zero, are recorded as losses.

The components of the Partnership’s equity in net income (loss) of the Local Limited Partnerships for 2006 and 2005 are summarized as follows:

	2006	2005

Income (loss) from investments with non-zero investments:
Capitol Hill	$66,896	$158,343
Monatiquot Village	(1,346,153)	(852,347)
Notre Dame (d/b/a Trail Walk Apartments)	6,505,943	(309,984)
Norway Housing	359,952	161,599
SPAC/Urban Fund ‘74 Holdings LLC	(17,687)	0
	$5,568,951	(842,389)

The actual combined income of Local Limited Partnerships will generally increase, or the combined losses of Local Limited Partnerships will generally decrease, as depreciation and interest decreases and the projects achieve stable operations. Much of the rental revenue of the Local Limited Partnerships is dependent on subsidy payments. In recent years, the Local Limited Partnerships have increased operating expenses to fund repairs and maintenance on the properties. Such repairs are limited by available cash flow. During 2005 the decrease in income is primarily the result of Monatiquot Village. In June 2005, Monatiquot purchased two additional properties. Southwicke and West Colonial incurred a combined loss for the year ended December 31, 2005 of approximately $32,000. This loss is primarily due to the transition of ownership and a temporary loss of rental income due to renovation activities. Management expects improved operations in 2007. In addition, Monatiquot Village increased the rents at the Village Green property to market rate and reduced the number of affordable, Section 8, units. As a result of this marketing change, the occupancy of the property decreased to an average of 83% for 2005 and 65% for 2006. Management has developed a marketing plan and expects to increase occupancy during 2007 and expects decreased losses. The overall loss for 2006 for Monatiquot Village is expected to be an increased loss over 2005. Management believes the fair market value of Village Green far surpasses the carrying value of the asset, therefore no impairment exists. Notre Dame’s increase in income was from the sale of its real estate in 2006.

The Partnership’s investment objectives are to preserve and protect Partnership capital and provide capital appreciation through increase value of the Partnership’s investment.

Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46 (“FIN 46”), Consolidation of Variable Interest Entities. FIN 46 requires the consolidation of entities in which an enterprise absorbs a majority of the entity’s expected losses, receives a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual or other financial interests in the entity. Prior to the issuance of FIN 46, entities were generally consolidated by an enterprise when it had a controlling financial interest through ownership of a majority voting interest in the entity. FIN 46 applies to variable interest entities created after January 31, 2003, and with respect to variable interests held before February 1, 2003.

The Partnership has evaluated its investments in unconsolidated partnerships that may be deemed variable interest entities under the provisions of FIN 46. The Partnership has determined that FIN 46 has no impact.

PRICES OF THE UNITS
ON SECONDARY MARKET

The sales prices of Units in the secondary market represent one measure of value, but may be of limited use because of the limited amount of any known trades. Nonetheless, the General Partner believes sales in the secondary market need to be considered in determining fair market value, because they are the result of arm’s-length transactions between willing buyers and sellers. Sales made pursuant to offers made by the GP Affiliate and unaffiliated third parties and privately negotiated sales or sales through intermediaries are the only means which may be available to a Limited Partner to liquidate an investment in Units because the Units are not listed or traded on any stock exchange, on the OTC Bulletin Board or in the “pink sheets”. Secondary sales activity for the Units, including privately negotiated sales, has been limited and sporadic.

The General Partner contacted ISTC Corporation, which acts as the transfer agent for the Partnership, for information on the transfers of Units during the past two years. Set forth below are the range of sale prices of Units for each of the last two years, as reported by ISTC Corporation, which is an independent, third party source. The gross sales prices reported by ISTC Corporation do not necessarily reflect the net sales proceeds received by sellers of Units, which may be reduced by commissions and other secondary market transaction costs to amounts less than the reported price. The following table shows the number of Units sold in each quarter during the past two years and the interim period in 2007, and the range of prices paid per Unit during such quarter:

	No. Units		High	Low

2005
First quarter	65		$650	$650
Second quarter	35		$650	$650
Third quarter	1,070	(1)	$675	$638
Fourth quarter	422		$750	$638
2006
First quarter	35		$675	$675
Second quarter	140		$700	$675
Third quarter	25		$675	$675
Fourth quarter	0		$—	$—
2007
First quarter	0		$—	$—
Second quarter	37.5		$675	$675
Third quarter (through September 20, 2007)	0		$—	$—

(1)	975 of the 1,070 Units sold were purchased by SP Urban Fund LLC (“SPUF”), an affiliate of the GP Affiliate, for $638 per Unit. On February 15, 2007, SPUF merged with and into the GP Affiliate.

Purchases of Units by Post-Merger Partners

The following table shows the number of Units purchased during each calendar quarter since January 1, 2005 by the GP Affiliate, the General Partner and the ER Limited Partners, and the range of prices paid per Unit during such quarter:

	No. Units		High		Low

2005
First quarter
Purchases by GP Affiliate	65		$650		$650
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
Second quarter
Purchases by GP Affiliate	35		$650		$650
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
Third quarter
Purchases by GP Affiliate	95		$675		$675
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
Fourth quarter
Purchases by GP Affiliate	99		$750		$638
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	159		$638		$638
2006
First quarter
Purchases by GP Affiliate	35		$675		$675
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
Second quarter
Purchases by GP Affiliate	140		$700		$675
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
Third quarter
Purchases by GP Affiliate	25		$675		$675
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
Fourth quarter
Purchases by GP Affiliate	0		$—		$—
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
2007
First quarter
Purchases by GP Affiliate	0	(1)	$—		$—
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
Second quarter
Purchases by GP Affiliate	37.5		$675	(2)	$675
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—
Third quarter (through September 20, 2007)
Purchases by GP Affiliate	0		$—		$—
Purchases by General Partner	0		$—		$—
Purchases by ER Limited Partners	0		$—		$—

(1)	The GP Affiliate acquired 975 Units on February 15, 2007 as a result of its merger with SPUF.

(2)	The GP Affiliate purchased 35 Units on or after May 21, 2007 from three separate Limited Partners. The price paid was $675 per Unit with the GP Affiliate’s guarantee that if the Merger closes by the end of the year, the GP Affiliate will pay these Limited Partners the difference between the Merger Consideration of $1,050 per Unit, and the $675 already paid. The Limited Partners will receive such payment upon the closing of the Merger.

BENEFICIAL OWNERSHIP

The following table sets forth certain information, as of July 1, 2007, with respect to the beneficial ownership of the Partnership’s outstanding Units by (i) any holder (along with its affiliates) of more than five (5%) percent of the Units and (ii) the General Partner.

	Number of Units	Percentage of
Name and Address	Beneficially Owned(1)	Units Outstanding

SP Millennium L.L.C.	3,686	32.35%
1201 Third Avenue, Suite 5400 Seattle, WA 98101
Existing ER Limited Partners	2,059.5(2)	18.08%
1280 Massachusetts Avenue Cambridge, MA 02138
Interfinancial Real Estate	379	3.33%
Management Company 1201 Third Avenue, Suite 5400 Seattle, WA 98101
Paul H. Pfleger	4,065(3)	35.68%
1201 Third Avenue, Suite 5400 Seattle, WA 98101
John M. Orehek	3,686(4)	35.68%
1201 Third Avenue, Suite 5400 Seattle, WA 98101
James E. Brooks	703(5)	6.17%
1280 Massachusetts Avenue, 4th Floor Cambridge, MA 02138
Eggert Dagbjartsson	2,059.5(5)	18.08%
1280 Massachusetts Avenue, 4th Floor Cambridge, MA 02138
Mark S. Thompson	773(5)	6.78%
1280 Massachusetts Avenue, 4th Floor Cambridge, MA 02138

(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes Units over which the indicated beneficial owner exercises voting and/or investment power. Except as indicated, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all Units shown as beneficially owned by them.

(2)	For the purposes of the transaction described herein, the Existing ER Limited Partners constitute a “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934. The Units owned by the members of this group are as follows: Equity Resource Bay Fund Limited Partnership, 40 Units; Equity Resource Boston Fund Limited Partnership, 55 Units; Equity Resource Brattle Fund Limited Partnership, 14 Units; Equity Resources Cambridge Fund Limited Partnership, 1 Unit; Equity Resource Dover Fund Limited Partnership, 282 Units; Equity Resource Lexington Fund Limited Partnership, 1,004.50 Units; Equity Resource Fund XV Limited Partnership, 40 Units; Equity Resource Fund XVI Limited Partnership, 12 Units; and Equity Resource Fund XX Limited Partnership, 611 Units.

(3)	Represents 3,686 Units held by SP Millennium LLC and 379 Units held by Interfinancial Real Estate Management Company, of which Mr. Pfleger shares voting or investment power.

(4)	Represents 3,686 Units held by SP Millennium LLC, of which Mr. Orehek shares voting or investment power.

(5)	Each of Messrs. Brooks, Dagbjartsson and Thompson has or shares voting or investment power over the Units held by one or more of the ER Limited Partners. See “Information About the Other Post-Merger Partners — ER Limited Partners” beginning on page 19 of this Statement.

As of July 1, 2007, the General Partner, IREMCO, held 115 general partnership interests.

There is no established public trading market for the Units.

Distributions from the Partnership can only be paid from available cash flow. There were no distributions paid during 2006 or 2005.

SELECTED FINANCIAL INFORMATION

The following table sets forth our selected financial data as of and for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, and as of and for the six months ended June 30, 2007 and 2006. The selected operations and balance sheet data are derived from our audited annual and unaudited quarterly financial statements. The selected financial data set forth below should be read in conjunction with, and are qualified in their entirety by, our financial statements and related notes, “Management’s Discussion and Analysis or Plan of Operation” and other financial information included elsewhere in this Statement. The Partnership has filed with the Securities and Exchange Commission its annual reports on Form 10-KSB for the fiscal years ended December 31, 2006, 2005, 2004, 2003 and 2002, and its quarterly reports on Form 10-QSB for the fiscal quarters ended June 30, 2007 and 2006. Copies of these materials are available from the General Partner on request or over the Internet at the SEC’s web site at www.sec.gov. See “Where you Can Find More Information” below.

OPERATING DATA:

	Six Months	Six Months
	Ended	Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	December 31,	December 31,	December 31,	December 31,	December 31,
	2007	2006	2006	2005	2004	2003	2002

Interest Income	$94,001	$4,017	$36,769	$228,380	$13,163	$10,525	$4,171
Cost and expenses:
Professional fees	10,000	10,000	23,000	18,000	23,042	19,000	21,093
Management fee	28,510	102,046	194,289	204,090	177,066	177,066	182,919
Amortization	3,554	3,354	7,109	4,517	4,517	4,517	4,517
Other	4,335	1,494	27,545	10,197	26,101	13,530	4,191
Income (Loss) before equity in income of Local Limited Partnerships	47,602	(113,077)	(215,174)	(8,424)	(217,553)	(253,910)	(208,549)
Equity in income (loss) of Local Limited Partnerships	(395,283)	(463,362)	5,568,951	(842,389)	215,148	458,892	2,260,071
Net Income (Loss)	(347,681)	(576,439)	5,353,777	(850,813)	(2,405)	204,982	2,051,522
Net Income (Loss)
Allocated for:
General Partners	(3,477)	(5,764)	53,538	(8,508)	(24)	2,049	20,515
Limited Partners	(344,204)	(570,675)	5,300,239	(842,305)	(2,381)	202,933	2,031,077

BALANCE SHEET DATA:

	Six Months	Six Months	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Ended June 30,	Ended June 30,	December 31,	December 31,	December 31,	December 31,	December 31,
(End of Period)	2007	2006	2006	2005	2004	2003	2002

Balance Sheet Information:
Total assets	$14,144,947	$9,296,551	$15,176,903	$9,775,199	$10,641,452	$10,627,054	$11,896,088
Total Liabilities	435,267	11,017	58,944	11,017	26,457	9,654	2,096
Partner’s Capital (Deficit):
General Partner	137,105	97,642	151,180	97,642	106,150	106,174	118,940
Limited Partners	13,572,575	9,666,540	14,996,779	9,666,540	10,508,845	10,511,226	11,775,052
OTHER INFORMATION:
Total owned or controlled properties (end of period)	10	9	10	9	7	7	8
Net Income (Loss) per Unit — 11,394 Units outstanding	(30)	(50)	465	(74)	0	18	178
Cash flows (used) provided by operating activities	45,734	(11,732)	(190,980)	(20,998)	(196,233)	(232,514)	(238,533)
Cash flows (used) provided by investing activities	682,304	(81,693)	3,245,684	(1,110,517)	411,726	799,926	2,203,583
Cash flows (used) provided by financing activities	(678,853)	0	—	—	—	(1,481,574)	—
Weighted average number of Units outstanding	11,394	11,394	11,394	11,394	11,394	11,394	11,394

REQUIRED APPROVALS

The Merger requires (i) the consent of Limited Partners holding more than 50% of the outstanding Units, and (ii) the consent of the General Partner. The GP Affiliate and the ER Limited Partners collectively own approximately 50.4% of the outstanding Units and intend to vote their Units in favor of the Merger, therefore, approval of the Merger by the Limited Partners is assured. The General Partner has determined that in all likelihood it will vote in favor of the Merger.

TRANSACTION EXPENSES

One or more of the GP Affiliate and the ER Limited Partners, and not the Partnership, will pay all transaction costs associated with the Merger. Estimated costs include:

Estimated
Expense	Cost

1. Independent Appraisal	$54,500
2. Printing/Mailing	$10,000
3. Filing Fees	$170
4. Legal Fees	$30,000
Total Estimated Expenses	$94,670

PROCEDURES FOR LIMITED PARTNER VOTE ON CONSENT BALLOT

Limited Partners are requested to make their votes on the Merger by checking the box on the Consent Ballot attached to this Statement as Exhibit E. All Consent Ballots that are properly completed, signed and delivered to the General Partner by 5:00 p.m. PDT on December 13, 2007 will be given effect in accordance with those Consent Ballots.

The Consent Ballot should be executed in exactly the same manner as the name(s) in which Units in the Partnership are held. If Units are held by two or more joint holders, all such holders should sign the Consent Ballot. If the Consent Ballot is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and must submit with the Consent Ballot evidence satisfactory to the General Partner of authority to execute the Consent Ballot.

All questions as to the validity, form and eligibility (including time of receipt) regarding the Consent Ballot procedures will be determined by the General Partner in its sole discretion, which determination will be conclusive and binding. The General Partner reserves the right to reject any or all Consent Ballots that are not in proper form. The General Partner also reserves the right to waive any defects, irregularities or conditions of delivery as to particular Consent Ballots. Unless waived, all such defects or irregularities in connection with deliveries of Consent Ballots must be cured within such time as the General Partner determines. Neither the General Partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects or irregularities or waivers, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Ballots will not be deemed to have been made until any irregularities or defects therein have been cured or waived.

The General Partner has fixed the close of business on November 10, 2007 as the date of record ("Record Date") for determining the Limited Partners of the Partnership entitled to (i) notice of the Merger and (ii) vote on the Merger. Only Limited Partners on the Record Date or their duly designated proxies may execute and deliver the Consent Ballot. As of the Record Date, there were approximately 349 Limited Partners (including economic assignees of Limited Partner interests) and one general partner of the Partnership. Limited Partners are entitled to vote according to their Units held in the Partnership. The General Partner owns 100% of the general partnership interests. The General Partner, the GP Affiliate and the Existing ER Limited Partners own Units representing approximately 54% of the total outstanding Units.

WHERE YOU CAN FIND MORE INFORMATION

Limited Partners can contact the General Partner at the address or phone number below:

Interfinancial Real Estate Management Company
1201 Third Avenue, Suite 5400
Seattle, WA 98101
Attn: Ilya Gamel
206-622-9900

A copy of the full Fairness Opinion with all supporting exhibits will be made available for inspection and copying at the office of the General Partner during its regular business hours by any interested Limited Partner or representative who has been so designated in writing. A copy of the full Fairness Opinion with all supporting exhibits is available from the General Partner without charge upon request. In addition, Exhibits V and VI to the Fairness Opinion were attached as Exhibit (c)(2) to Amendment No. 2 to the Rule 13e‑3 Transaction Statement on Schedule 13e‑3 that the Partnership filed with the SEC on November 1, 2007, and are available on the Internet at the SEC’s web site at www.sec.gov.

The Partnership files annual, quarterly and special reports, proxy statements and other information with the SEC. You can find our SEC filings, including this Statement, over the Internet at the SEC’s web site at www.sec.gov. You may read and copy any document the Partnership files with the SEC at the SEC’s public reference room at 100 F Street N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information about the public reference room. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street N.E., Washington, D.C. 20549, via email at publicinfo@sec.gov; or by fax to (202) 777-1030.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

BALANCE SHEETS

	June 30,	December 31,
	2007	2006

ASSETS
Cash and cash equivalents	$3,417,507	$3,368,322
Investments in and advances to Local Limited Partnerships accounted for on the equity method	10,672,142	11,155,588
Deposit on Investments	0	620,500
Other Assets	55,298	32,493

Total Assets	$14,144,947	$15,176,903

LIABILITIES AND PARTNERS’ CAPITAL
Accounts Payable	$10,000	$29,677
Distribution payable	383,842	2,097
Management fee payable	41,425	27,170

	435,267	58,944
Partners’ Capital:
General Partner — 115 Partnership units authorized, issued and outstanding	137,105	151,180
Limited Partners — 11,394 Partnership units authorized, issued and outstanding	13,572,575	14,966,779

	13,709,680	15,117,959

Total Liabilities and Partners’ Capital	$14,144,947	$15,176,903

Unaudited. See accompanying notes to financial statements.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

CAPITALIZATION AND PARTNERS’ CAPITAL

	June 30,	December 31,
	2007	2006

General Partner Interest — 115 Partnership units issued and outstanding	$115,192	$115,192
Limited Partners’ Interest — 11,394 Partnership units issued and outstanding	11,404,000	11,404,000

	11,519,192	11,519,192
Offering Expenses	(1,315,039)	(1,315,039)
Distributions to Partners	(5,223,673)	(4,163,075)
Accumulated earnings through December 31, 2006	9,076,881	9,076,881
Loss for six-month period ended June 30, 2007	(347,681)	0

Partners’ Capital at End of Period	$13,709,680	$15,117,959

Unaudited. See accompanying notes to financial statements.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

STATEMENTS OF INCOME

	For the Three-Month		For the Six-Month
	Period Ended		Period Ended
	June 30,		June 30,
	2007	2006	2007	2006

Revenues	$48,805	$2,041	$94,001	$4,017
Cost and expenses:
Professional fees	5,000	5,000	10,000	10,000
Management fee	14,255	51,023	28,510	102,046
Other expenses	1,922	211	4,335	1,494
Amortization	1,777	1,777	3,554	3,554

	22,954	58,011	46,399	117,094

Income (loss) before equity of Local Limited Partnerships	25,851	(55,970)	47,602	(113,077)
Equity in net income (loss) of Local Limited Partnerships	(176,026)	(86,096)	(395,283)	(463,362)

Net Income (loss)	$(150,175)	$(142,066)	$(347,681)	$(576,439)

Allocation of net income:
Net income (loss) allocated to General Partner	$(1,502)	$(1,421)	$(3,477)	$(5,764)
Net income (loss) allocated to Limited Partners	(148,673)	(140,645)	(344,204)	(570,675)

	$(150,175)	$(142,066)	$(347,681)	$(576,439)

Net income (loss) allocated to Limited Partners per Limited Partnerships Unit (11,394 units out-standing at June 30, 2007 and 2006)	$(13)	$(12)	$(30)	$(50)

Unaudited. See accompanying notes to financial statements.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

STATEMENTS OF CASH FLOWS

	For the Three-Month		For the Six-Month
	Period Ended		Period Ended
	June 30,		June 30,
	2007	2006	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(150,175)	$(142,066)	$(347,681)	$(576,439)
Adjustments to reconcile net income to net cash used by operating activities:
Amortization of initial and rent-up fees	1,777	1,777	3,554	3,554
Equity in net (income)loss of local limited partner- ships	176,026	86,096	395,283	463,362
Increase (decrease) in trade accounts payable, accrued management fees and prepaid expenses	5,000	41,767	(5,422)	97,791

Total adjustments	182,803	129,640	393,415	564,707

Net cash provided (used) by operating activities	32,628	(12,426)	45,734	(11,732)
CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in other assets	(22,805)	(31,693)	(22,805)	(31,693)
Decrease (Increase) in advances to Local limited partnerships	194,049	(50,000)	84,609	(50,000)
Decrease in deposits	0	0	620,500	0

Net cash provided (used) by investing activities	171,244	(81,693)	682,304	(81,693)

CASH FLOW FROM FINANCING ACTIVITIES:
Distributions	(678,853)	0	(678,853)	0

Net cash used by financing activities	(678,853)	0	(678,853)	0

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(474,981)	(94,119)	49,185	(93,425)
CASH BALANCE AT BEGINNING OF PERIOD	3,892,488	314,312	3,368,322	313,618

CASH BALANCE AT END OF PERIOD	$3,417,507	$220,193	$3,417,507	$220,193

Unaudited. See accompanying notes to financial statements.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO SUMMARIZE FINANCIAL INFORMATION
June 30, 2007

Note 1 —	Organization

Urban Improvement Fund Limited -1974 (the Partnership) was formed under the California Uniform Limited Partnership Act on January 13, 1974, for the principal purpose of investing in other limited partnerships (Local Limited Partnerships), which own federal and state-assisted housing projects. The Partnership issued 11,394 units of limited partnership interest pursuant to a public offering of such units which terminated on December 31, 1974. The Partnership also issued 115 units of general partnership interest to Interfinancial Real Estate Management Company (the General Partner).

On August 25, 2006, the Partnership redomiciled the entity to Delaware. The name was changed to Urban Improvement Fund Limited 1974, LP.

The Urban Improvement Fund Limited-1974 prospectus, dated July 23, 1974, specified that the General Partner will have at least a 1 percent interest in profits, losses and special allocations, and the limited partners will share the remainder of the interest in profits, losses and special allocations in proportion to their respective units of limited partnership interests. It is the General Partners’ intention to allocate, for income tax and financial reporting purposes, the profits, losses and special allocations in the ratio of 99 percent to the Limited Partners and 1 percent to the General Partner.

Basis of Presentation

The accompanying unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair presentation of the financial condition and results of operations for the interim periods presented. All such adjustments are of a normal and recurring nature. Operating results for the six-month period ended June 30, 2007 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2007.

While the General Partner believes that the disclosures presented are adequate to make the information not misleading, it is suggested that these financial statements be read in conjunction with the financial statements and notes included in the Partnership’s Annual Report filed on Form 10-KSB for the fiscal year ended December 31, 2006.

Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46 (“FIN 46”), Consolidation of Variable Interest Entities. FIN 46 requires the consolidation of entities in which an enterprise absorbs a majority of the entity’s expected losses, receives a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual or other financial interests in the entity. Prior to the issuance of FIN 46, entities were generally consolidated by an enterprise when it had a controlling financial interest through ownership of a majority voting interest in the entity. FIN 46 applies to variable interest entities created after January 31, 2003, and with respect to variable interests held before February 1, 2003. The management of the Partnership has determined that there would be no impact of adopting FIN 46.

Note 2 — Method of accounting

As of June 30, 2007, the Partnership has investments in eight active real estate limited partnerships or Limited Liability Companies (Local Limited Partnerships). Since the Partnership, as a limited partner or minority member, does not exercise control over the activities of the Local Limited Partnerships in accordance with the Partnership and or Limited Liability agreements, these investments are accounted for using the equity method. The investment account represents the sum of the capital investment and unamortized cost of acquisition less the Partnership's share in

Table of Content

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO SUMMARIZE FINANCIAL INFORMATION — (Continued)

losses since the date of acquisition. The Partnership discontinues recognizing losses and amortizing cost of acquisition under the equity method when losses have been incurred which equal the cost of the investment and the unamortized cost of acquisition in a particular Local Limited Partnership, thus reducing the investment to zero. Repayment of advances and cash distributions by the Local Limited Partnerships, after the Partnership investment has been reduced to zero, are recognized as income by the Partnership in the year received. Additional advances to a Local Limited Partnership, after an investment is reduced to zero, are recognized as losses.

Initial rent-up fees paid by the Partnership to the General Partner, deducted when paid for income tax purposes, are capitalized as acquisition costs of the Local Limited Partnerships for financial reporting purposes. These costs and other costs of acquisition are amortized over the lives (fifteen to forty years) of the Local Limited Partnership Properties. Amortization is discontinued when the investment is reduced to zero.

Taxes on Income

No provision for taxes on income is required since all taxable income or loss of the Partnership is allocated to the partners for inclusion in their respective tax returns.

Fair Value of Financial Instruments and Use of Estimates

The Partnership estimates that the aggregate fair value of all financial instruments at June 30, 2007 does not differ materially from the aggregate carrying values of its financial instruments recorded in the balance sheet. These estimates are not necessarily indicative of the amounts that the Partnership could realize in a current market exchange. The preparation of financial statements requires the use of estimates and assumptions. Actual results could differ from those estimates.

Cash Equivalents

Marketable securities that are highly liquid and have maturities of three months or less at the date of purchase are classified as cash equivalents.

Management of Urban Improvement Fund Limited 1974, LP

Under the terms of the Limited Partnership Agreement, the Partnership is required to pay the General Partner an annual management fee equal to one-quarter of one percent of invested assets or $204,090. (The fee will not be more than 50 percent of the Partnership’s annual net cash flow, as defined, subject to an annual minimum of $57,020.) The management fee earned for the six months ended June 30, 2007 and 2006 was $28,510 and $102,046 respectively. The fee for 2007 is expected to be the minimum fee.

The Partnership will also pay the General Partner a liquidation fee for the sale of projects. The liquidation fee is the lesser of (i) 10 percent of the net proceeds to the Partnership from the sale of a project(s) or (ii) one percent of the sales price plus 3 percent of the net proceeds after deducting an amount sufficient to pay long-term capital gains taxes. No part of such fee shall accrue or be paid unless: (i) the Limited Partners’ share of the proceeds has been distributed to them, (ii) the Limited Partners shall have first received an amount equal to their invested capital attributable to the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. No liquidation fees were paid to the General Partner during 2007 and 2006.

The General Partner of the Partnership is a corporation in which SP Investments Inc. owns a 100 percent interest. Partnership Services Inc. (PSI), another corporation owned 100 percent by SP Investments Inc., has contracted with the General Partner and the Partnership to provide certain management and other services to any projects in which the Partnership has an interest. No fees were paid to PSI during 2007 or 2006. In addition, as shown in the following table, PSI has become the General Partner in one of the Local Limited Partnerships in which the Partnership has or had investments:

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO SUMMARIZE FINANCIAL INFORMATION — (Continued)

Date PSI Became
Local Limited Partnership	General Partner

Notre Dame Apartments	March 1977 to December 2002
Capitol Hill Associates	December 1978

The General Partner of the following partnerships has been replaced with an entity which is controlled by Paul H. Pfleger:

Local Limited Partnership	Date

Notre Dame Apartments	December 2000
Monatiquot Village	February 2000
SPAC/Urban 74 Holdings, LLC	September 2006

Note 3 —	Investments in Local Limited Partnerships

As of June 30, 2007, the Partnership has investments in eight active Local Limited Partnerships, which are accounted for on the equity method. The investment account represents the sum of the capital investment and unamortized costs of acquisitions less the Partnership’s share in losses since the date of acquisition.

The Partnership discontinues recognizing losses and amortizing cost of acquisition under the equity method when the investment in a particular Local Limited Partnership is reduced to zero unless the Partnership intends to commit additional funds to the Local Limited Partnership. The investments in Local Limited Partnerships are comprised of:

	June 30,	December 31,
	2007	2006

Capital contributions less distribution	$(1,215,431)	$(1,215,431)
Equity in losses	11,001,411	11,396,694
Advances	536,261	620,870
Unamortized costs of acquisitions	349,901	353,455

	$10,672,142	$11,155,588

In August 2006, Notre Dame Apartments sold in a tax-free exchange their real estate investment in Trail Walk Apartments. The proceeds were partially reinvested in January 2007 with the purchase of Lake Villa Club Apartments, a 189-unit conventional property in Kent, Washington.

In October 2006, the partnership invested in SPAC/Urban Fund ’74 Holdings LLC, a joint venture which purchased a 10 percent interest in La Serena Apartments, a 188-unit conventional property in Santa Ana, California.

Note 4 —	Management’s Discussion and Analysis of Financial Condition and Results of Operations

The matters discussed in this report contain certain forward-looking statements, including, without limitation, statements regarding future financial performance and the effect of government regulations. The discussions of the Registrant's business and results of operations, including forward-looking statements pertaining to such matters, do not take into account the effects of any changes to the Registrant's business and results of operations. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO SUMMARIZE FINANCIAL INFORMATION — (Continued)

risks and factors including, without limitation: national and local economic conditions; the terms of governmental regulations that affect the Registrant and interpretations of those regulations; the competitive environment in which the Registrant operates; financing risks, including the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; real estate risks, including variation of real estate values and the general economic climate in local markets and competition for tenants in such markets; and possible environmental liabilities. Readers should carefully review the Registrant’s financial statements and the notes thereto, as well as the risk factors described in the documents the Registrant files from time-to-time with the Securities and Exchange Commission.

This item should be read in conjunction with the financial statements and other items contained elsewhere in this report.

Liquidity

The Partnership has followed the practice of investing available funds not used in the purchase of properties or in operations into short-term investments. Interest income resulted from such short-term investments. The Partnership is dependent upon interest earned and the distributions and repayment of advances from Local Limited Partners for cash flow.

The components of the Partnership’s equity in income of the Local Limited Partnerships for the three and six months ended June 30, 2007 and 2006, is summarized as follows:

	For the Three-Month		For the Six-Month
	Period Ended		Period Ended
	June 30,		June 30,
	2007	2006	2007	2006

Income (loss from investments with non-zero investment:
Notre Dame	$(134,968)	$(24,134)	$(216,465)	$(78,088)
Capitol Hill	24,363	11,687	51,817	21,910
Monatiquot Village Associates (110,723)	(110,723)	(166,937)	(328,662)	(593,760)
Norway House	89,988	93,288	179,976	186,576
SPAC/Urban 74 Holdings, LLC	(44,686)	0	(81,949)	0

	$(176,026)	$(86,096)	$(395,283)	$(463,362)

The Partnership’s only source of cash flow is from distributions from its investments in Local Limited Partnerships or the sale or refinancing of the Local Limited Partnerships.

Five of the Local Limited Partnerships have regulatory agreements which restrict distributions to the computation of surplus cash. The computation of surplus cash is calculated by subtracting accounts payable and accrued expenses from cash on hand at the end of the year. Monatiquot Village Associates, Notre Dame Apartments and SPAC/Urban 74 Holdings, LLC have no restriction on distributions and their General Partner is an affiliate of the General Partner of the Issuer.

The General Partner anticipates it will receive adequate distributions from the Local Limited Partnerships to maintain operations.

There is no guarantee that the Local Limited Partnerships will generate sufficient cash flow to distribute to the Partnership amounts sufficient to repay all advances. If not repaid by cash flow from operating, they will most likely be repaid with proceeds from the sale or refinancing proceeds from the Local Limited Partnerships.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO SUMMARIZE FINANCIAL INFORMATION — (Continued)

Capital Resources

The General Partner believes that situations may arise where it would be advantageous to the Partnership to exchange properties in a tax-free transaction. The Partnership’s basis in its properties has been reduced through depreciation deductions and other losses to levels substantially below the amount of debt secured by the properties. Additionally, the rental properties owned and operated by the Local Limited Partnerships have typically computed depreciation for financial reporting purposes using the straight-line method over the estimated economic useful life of the property. For income tax reporting purposes, depreciation generally has been computed over the same or shorter periods using accelerated methods. As a result, the carrying values of the Partnership’s investments in Local Limited Partnerships are substantially greater for financial reporting purposes than for income tax reporting purposes. Upon sale or other disposition of a property by the Local Limited Partnership, the gain recognized by the Partnership for income tax reporting purposes may be substantially greater than the gain recorded for financial reporting purposes. Accordingly, if the properties are sold, the Partnership may recognize taxable gain in excess of the cash available for distribution. If sale proceeds are reinvested in a manner which permits the original sale to be treated as a like-kind exchange, the Partnership can defer this gain until the new property is sold. Additionally, the Partnership will receive the benefit of any cash flow or appreciation in value of the new property. If reinvestments are made, it is likely that the acquired properties will be conventional, multi-family residential projects.

The partnership has made no material commitments for capital expenditures.

Note 5 —	Controls and Procedures

The principle executive officer and principal financial officer of the General Partner, who are the equivalent of the Partnership’s principal executive officer and principal financial officer, respectively, have, within 90 days of the filing date of this quarterly report, evaluated the effectiveness of the Partnership’s disclosure controls and procedures (as defined in Exchange Act Rules 13a-14(c) and 15d-14(c)) and have determined that such disclosure controls and procedures are adequate. There have been no significant changes in the Partnership’s internal controls or in other factors that could significantly affect the Partnership’s internal controls since the date of evaluation. The Partnership does not believe any significant deficiencies or material weaknesses exist in the Partnership’s internal controls. Accordingly, no corrective actions have been taken.

INDEPENDENT AUDITORS’ REPORT

To The Partners
Urban Improvement Fund Limited 1974, LP

We have audited the accompanying balance sheet of Urban Improvement Fund Limited 1974, LP (a Limited Partnership), as of December 31, 2006, and the related statements of operations, changes in partners’ capital and cash flows for the years ended December 31, 2006 and December 31, 2005. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We did not audit the financial statements of one of Urban Improvement Fund Limited 1974, LP’s Local Limited Partnerships investments whose combined financial statements are included in Note 4. These statements were audited by other auditors whose reports have been furnished to us, and in our opinion, to the extent it relates to the amounts included for these Local Limited Partnership investments, is based solely on the reports of the other auditors. Urban Improvement Fund Limited 1974, LP’s investment in these partnerships represents zero percent of total assets at December 31, 2006; and its equity in their operations represents zero of the net income for 2006 and 2005.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the reports of other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Urban Improvement Fund Limited 1974, LP, as of December 31, 2006, and the results of its operations and its cash flows for the year ended December 31, 2006 and December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/  Carter & Company, Certified Public Accountants, LLC

Destin, Florida
June 21, 2007

INDEPENDENT AUDITORS’ REPORT

To the Partners
Community Apartments, Ltd.
Beachwood, Ohio

We have audited the accompanying balance sheets of Community Apartments, Ltd., FHA Project No. 042-35141, as of December 31, 2006 and 2005, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Community Apartments, Ltd. as of December 31, 2006 and 2005, and the results of its operations, changes in partners’ equity, and cash flows for each of the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/  Baumgarten & Company LLP

Baumgarten & Company LLP
Cleveland, Ohio
March 12, 2007

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

BALANCE SHEET
December 31, 2006

2006

ASSETS
Cash and cash equivalents	$3,368,322
Investments in and advances to Local
Limited Partnerships accounted for on the equity method — Notes 4 to 9	11,155,588
Deposit on Investment	620,500
Other Assets	32,493

$15,176,903

LIABILITIES AND PARTNERS’ CAPITAL
Accounts Payable	$29,677
Distributions payable	2,097
Management fee payable	27,170

58,944
Partners’ capital — Note 2
General Partners — 115 partnership units
Authorized, issued and outstanding	151,180
Limited Partners — 11,394 partnership units
Authorized, issued and outstanding	14,966,779

15,117,959

$15,176,903

The Notes to Financial Statements are an integral part of these Statements.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

STATEMENTS OF INCOME

	Year Ended December 31,
	2006	2005

Interest income	$36,769	$228,380
Expenses:
Professional fees	23,000	18,000
Management fees — Note 3	194,289	204,090
Amortization of costs of acquisition	7,109	4,517
Other expenses	27,545	10,197

	251,943	236,804

Loss before equity in income of Local Limited Partnerships	(215,174)	(8,424)
Equity in income (loss) of Local Limited Partnerships — Note 4	5,568,951	(842,389)

Net income (loss)	$5,353,777	$(850,813)

Allocation of net income (loss):
Net income (loss) allocated to General Partners	53,538	$(8,508)
Net income (loss) allocated to Limited Partners	5,300,239	(842,305)

	$5,353,777	$(850,813)

Net financial reporting income per unit:
General partnership units (115 units outstanding allocated to General Partner)	$465	$(74)

Limited partnership units (11,394 units outstanding allocated to Limited Partners)	$465	$(74)

The Notes to Financial Statements are an integral part of these Statements.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL

	General	Limited
	Partner	Partners	Total

Partners’ capital at January 1, 2005	$106,150	$10,508,845	$10,614,995
Net income (loss) — 2005	(8,508)	(842,305)	(850,813)

Partners’ capital at December 31, 2005	97,642	9,666,540	9,764,182
Net income (loss) — 2006	53,538	5,300,239	5,353,777

Partners’ capital at December 31, 2006	$151,180	$14,966,779	$15,117,959

The Notes to Financial Statements are an integral part of these Statements.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$5,353,777	$(850,813)
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Amortization of initial and rent up fees	7,109	4,517
(Increase) decrease in other assets	(30,842)	(1,650)
Increase in Accounts Payable	29,677	0
Increase (decrease) in management fee payable	18,250	(15,441)
Equity in (income) loss of Local Limited Partnerships	(5,568,951)	842,389

Total adjustments	(5,544,757)	829,815

Net cash provided (used) by operating activities	(190,980)	(20,998)
CASH FLOWS FROM INVESTING ACTIVITIES:
Deposit on investment	(620,500)	928,147
Distributions from Local Limited Partnerships	5,062,182	427,324
Net repayments from (advances to) Local Limited Partnerships	(412,427)	(43,838)
Contributions to Local Limited Partnerships	(783,571)	(2,422,150)

Net cash provided (used) by investing activities	3,245,684	(1,110,517)

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	3,054,704	(1,131,515)
CASH BALANCE AT BEGINNING OF YEAR	313,618	1,445,133

CASH BALANCE AT END OF YEAR	$3,368,322	$313,618

The Notes to Financial Statements are an integral part of these Statements.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

Note 1 —	Organization and Accounting Policies

Organization

Urban Improvement Fund Limited — 1974 (the Partnership) was formed under the California Uniform Limited Partnership Act on January 13, 1974, for the principal purpose of investing in other limited partnerships (Local Limited Partnerships), which own federal and state-assisted housing projects. The Partnership issued 11,394 units of limited partnership interest pursuant to a public offering of such units which terminated on December 31, 1974. The Partnership also issued 115 units of general partnership interest to Interfinancial Real Estate Management Company (the General Partner)

On August 25, 2006, the Partnership redomiciled the entity to Delaware. The name was changed to Urban Improvement Fund Limited 1974, LP.

The Urban Improvement Fund Limited-1974 prospectus, dated July 23, 1974, specified that the General Partner will have at least a 1 percent interest in profits, losses and special allocations, and the limited partners will share the remainder of the interest in profits, losses and special allocations in proportion to their respective units of limited partnership interests. It is the General Partners’ intention to allocate, for income tax and financial reporting purposes, the profits, losses and special allocations in the ratio of 99 percent to the Limited Partners and 1 percent to the General Partner.

Cash Equivalents

Marketable securities that are highly liquid and have maturities of three months or less at the date of purchase are classified as cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Taxes on Income

No provision for taxes on income has been recorded since all taxable income or loss of the Partnership is allocated to the partners for inclusion in their respective tax returns.

Fair Value of Financial Instruments and Use of Estimates

Statement of Financial Accounting Standards (“SFAS”) No. 107, “Disclosures About Fair Value of Financial Instruments,” as amended by SFAS No. 119, “Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments,” requires disclosure of fair value information about significant financial instruments, when it is practicable to estimate that value and excessive costs would not be incurred. To estimate the fair value of the balances due to the General Partner, excessive costs would be incurred and, therefore, no estimate has been made. The Partnership believes that the carrying value of other assets and liabilities reported on the balance sheet that require such disclosure approximate fair value.

Segment Reporting

SFAS No. 131, “Disclosure about Segments of an Enterprise and Related Information” established standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports. It also established standards for related disclosures about products and services, geographic areas and major customers. As defined in SFAS No. 131, The Partnership has only one reportable segment.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46 (“FIN 46”), Consolidation of Variable Interest Entities. FIN 46 requires the consolidation of entities in which an enterprise absorbs a majority of the entity’s expected losses, receives a majority of the entity’s expected residual returns, or both, as a result of ownership, contractual or other financial interests in the entity. Prior to the issuance of FIN 46, entities were generally consolidated by an enterprise when it had a controlling financial interest through ownership of a majority voting interest in the entity. FIN 46 applies to variable interest entities created after January 31, 2003, and with respect to variable interests held before February 1, 2003.

The Partnership has evaluated its investments in unconsolidated partnerships that may be deemed variable interest entities under the provisions of FIN 46. The Partnership has determined that FIN 46 has no impact.

Investment in Local Limited Partnerships

As of December 31, 2006, the Partnership had investments in seven active real estate limited partnerships and one limited liability company (Local Limited Partnerships). Since the Partnership, as a limited partner, does not exercise control over the activities of the Local Limited Partnerships in accordance with the Partnership agreements, these investments are accounted for using the equity method (Note 4). The investment account represents the sum of the capital investment and unamortized cost of acquisitions less the Partnership’s share in losses since the date of acquisition. The Partnership discontinues recognizing losses and amortizing cost of acquisition under the equity method when losses have been incurred which equal the cost of the investment and the unamortized cost of acquisition in a particular Local Limited Partnership, thus reducing the investment to zero. Repayment of advances and cash distributions by the Local Limited Partnerships, after the Partnership investment has been reduced to zero, are recognized as income by the Partnership in the year received. Additional advances to a Local Limited Partnership, after an investment is reduced to zero, are recognized as losses.

Initial rent-up fees paid by the Partnership to the General Partner of the Local Limited Partnerships, deducted when paid for income tax purposes, are capitalized as acquisition costs of the Local Limited Partnerships for financial reporting purposes. These costs and other costs of acquisition are amortized using the straight-line method over the lives (15 to 40 years) of the Local Limited Partnership properties. Amortization is discontinued when the investment is reduced to zero. Amortization expense was $7,109 and $4,517 for the years ended December 31, 2006 and 2005.

The Partnerships’ equity in income (loss) of the Local Limited Partnerships is summarized as follows:

	2006	2005

Income (loss) from investments with non-zero investment:
Capitol Hill	$66,896	$158,343
Monatiquot Village	(1,346,153)	(852,347)
Notre Dame	6,505,943	(309,984)
Norway Housing	359,952	161,599
SPAC/Urban Fund ’74 Holdings LLC	(17,687)	0

	$5,568,951	$(842,389)

Significant accounting policies followed by the Local Limited Partnerships are summarized in Note 4.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

Note 2 —	Reconciliation Between Net Income (Loss) and Partners’ Capital (Deficit) of the Partnership For Financial Reporting Purposes and Income Tax Reporting Purposes

A reconciliation of the Partnership’s income (loss) for financial reporting purposes and the Partnership’s income (loss) for income tax reporting purposes follows:

	Year Ended December 31,
	2006	2005

Net income (loss) for financial reporting purposes	$5,353,777	$(850,813)
Amortization of initial and rent-up fees and other costs of acquisition capitalized for financial reporting purposes and previously deducted for income tax purposes	7,109	4,517
Accrual adjustments	48,777	(16,291)
Equity in losses reported by Local Limited Partnerships for income tax reporting purposes in excess of income (losses) for financial reporting purposes	(2,498,178)	1,528,403

Net income (loss) as reported on the federal income tax return	$2,911,485	$665,816

A reconciliation between partners’ capital for financial reporting purposes and partners’ capital (deficit) for income tax reporting purposes follows:

	Year Ended December 31,
	2006	2005

Partners’ capital for financial reporting purposes	$15,117,959	$9,764,182
Unamortized portion of initial and rent-up fees and other costs of acquisition capitalized for financial reporting purposes and previously deducted for income tax purposes	$(353,457)	(360,566)
Commissions and offering expenses capitalized for income tax purposes and charged to capital for financial reporting purposes	1,315,039	1,315,039
Accrual adjustments	56,847	8,070
Equity in cumulative losses of Local Limited Partnerships for income tax reporting purposes in excess of losses for financial reporting purposes	(22,913,493)	(20,415,315)

Partners’ capital (deficit) as reported on the federal income tax return	$(6,777,105)	$(9,688,590)

The Partnership has received a ruling from the Internal Revenue Service that the basis of the limited partners’ interest in the Partnership will include the Partnership’s allocable share of basis resulting from mortgage debt of the Local Limited Partnerships under Section 752 of the Internal Revenue Code.

Note 3 —	Management of Urban Improvement Fund Limited

Under the terms of the Limited Partnership Agreement, the Partnership is required to pay the General Partner an annual management fee equal to one-quarter of one percent of invested assets or $204,090 in 2006 and 2005. The fee will not be more than 50 percent of the Partnership’s annual net cash flow, as defined, subject to an annual minimum of $57,020. The Partnership recorded management fee expense of $194,289 for 2006 and $204,090 for 2005, respectively.

The Partnership will also pay the General Partner a liquidation fee for the sale of projects. The liquidation fee is the lesser of (i) 10 percent of the net proceeds to the Partnership from the sale of a project(s) or

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

(ii) 1 percent of the sales price plus 3 percent of the net proceeds after deducting an amount sufficient to pay long-term capital gains taxes. No part of such fee shall accrue or be paid unless: (i) the Limited Partners’ share of the proceeds has been distributed to them, (ii) the Limited Partners shall have first received an amount equal to their invested capital attributable to the project(s) sold, and (iii) the Limited Partners have received an amount sufficient to pay long-term capital gains taxes from the sale of the project(s), if any, calculated at the maximum rate then in effect. No liquidation fees were paid to the General Partner in 2006 and 2005.

The General Partner of the Partnership is a corporation in which SP Investments Inc. owns a 100 percent interest. Partnership Services Inc. (PSI), another corporation in which SP Investments Inc. is a 100 percent shareholder, has contracted with the General Partner and the Partnership to provide certain management and other services to any projects in which the Partnership has an interest. During June 2004, Paul H. Pfleger contributed his stock in IREMCO and PSI to SP investments Inc., another corporation owned 100 percent by Paul H. Pfleger. No fees were paid to PSI during 2005 and 2004. In addition, as shown in the following table, PSI has become the General Partner in one of the Local Limited Partnerships in which the Partnership has or had investments:

Local Limited Partnership	Date PSI Became General Partner

Notre Dame Apartments	March 1977 to December 2000
Capitol Hill Associates	December 1978

The General Partner of the following partnerships has been replaced with an entity which is controlled by Paul H. Pfleger:

Local Limited Partnership	Date

Notre Dame Apartments	December 2000
Monatiquot Village	February 2000
SPAC/Urban 74 Holdings, LLC	September 2006

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

Note 4 —	Investments in Local Limited Partnerships Accounted for on the Equity Method

The Partnership has 95 percent to 99 percent interests in profits and losses of the Local Limited Partnerships. Investments in these Local Limited Partnerships were made in installments based typically on the stages of completion and/or occupancy.

Investment in and advances to the Local Limited Partnerships accounted for on the equity method are as follows:

		Equity in		Losses Not		Costs of
	Capital	Income		Recorded		Acquisition
	Contributions	(Losses)	Subtotal	(Note 1)	Advances	(Note 1)	Total

December 31, 2006:
Capital Hill Associates	$277,900	$69,128	$347,028	$0	$217,730	$36,882	$601,640
Community Apts Ltd.	287,244	(1,006,146)	(718,902)	663,976	0	54,926	0
Met-Paca II Associates	1,219,550	(2,494,643)	(1,275,093)	1,143,761	0	131,332	0
Monatiguot Village	3,099,546	(265,469)	2,834,077	0	403,140	0	3,237,217
Norway House Asso.	(2,136,666)	2,629,702	493,036	0	0	25,923	518,959
Notre Dame Apts.	(5,191,590)	11,223,478	6,031,888	0	0	0	6,031,888
Southern Boulevard II	445,014	(2,128,849)	(1,683,835)	1,579,443	0	104,392	0
SPAC/Urban Fund ’74 Holdings LLC	783,571	(17,687)	765,884	0	0	0	765,884

	$(1,215,431)	$8,009,514	$6,794,083	$3,387,180	$620,870	$353,455	$11,155,588

		Equity in		Losses Not		Costs of
	Capital	Income		Recorded		Acquisition
	Contributions	(Losses)	Subtotal	(Note 1)	Advances	(Note 1)	Total

December 31, 2005:
Capital Hill	$277,900	$2,232	$280,132	$0	$208,443	$41,399	$529,974
Community Apts	287,244	(1,008,179)	(720,935)	666,009	0	54,926	0
Met-Paca II	1,219,550	(3,138,959)	(1,919,409)	1,788,077	0	131,332	0
Monatiguot Village	3,099,546	1,080,684	4,180,230	0	0	0	4,180,230
Norway Housing	(2,136,666)	2,269,750	133,084	0	0	28,515	161,599
Notre Dame	(129,408)	4,717,535	4,588,127	0	0	0	4,588,127
Southern Boulevard	445,014	(2,177,079)	(1,732,065)	1,627,673	0	104,392	0

	$3,063,180	$1,745,984	$4,809,164	$4,081,759	$208,443	$360,564	$9,459,930

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

The combined balance sheets of the Local Limited Partnerships, accounted for on the equity method at December 31, 2006, and the related combined statements of income, changes in partners capital (deficit) and cash flows and selected footnote disclosures from the audited financial statements for the years ended December 31, 2006 and 2005, are summarized as follows:

COMBINED BALANCE SHEETS OF LOCAL LIMITED PARTNERSHIPS

2006

Assets
Cash	$7,978,028
Cash in escrow and other restricted funds	4,667,246
Accounts receivable	413,290
Prepaid expenses	616,241
Other assets (net of accumulated amortization)	3,098,824

16,773,629
Property on the basis of cost:
Land	16,602,316
Buildings and improvements	79,474,772

96,077,088
Less accumulated depreciation	(28,940,177)

67,136,911

$83,910,540

Liabilities and Partners’ Capital
Mortgage notes payable	$69,486,685
Accounts payable and accrued expenses	1,493,829
Notes payable	312,773
Advances	919,560
Tenants’ security and other deposits	480,608

72,693,455
Partners’ capital per accompanying statements	11,217,085

$83,910,540

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

COMBINED STATEMENTS OF INCOME (LOSS) OF LOCAL LIMITED PARTNERSHIPS

	December 31,
	2006	2005

Revenue:
Net rental income	$15,871,009	$15,627,107
Financial income	175,406	95,784
Other income	827,579	565,740

	16,873,994	16,288,631
Expenses:
Administrative	2,806,979	2,242,808
Utilities	2,855,908	2,624,392
Operating	3,595,611	3,687,618
Taxes and insurance	2,298,137	2,117,122
Financial expenses	3,371,015	3,003,123
Depreciation and amortization	2,703,762	2,416,890
Other	59,316	12,801

	17,690,728	16,104,754

Net Income (loss) before Gain on sale of property	(816,734)	183,877
Gain on sale of property	7,022,375	0

Net income	$6,205,641	$183,877

COMBINED STATEMENTS OF CHANGES IN PARTNERS’ CAPITAL
(DEFICIT) OF LOCAL LIMITED PARTNERSHIPS

	Urban
	Improvement	General
	Limited	Partners	Total

Partners capital (deficit) at January 1, 2005	$2,649,143	(3,439,936)	(790,793)
Net income — 2005	165,195	18,682	183,877
Contributions — 2005	2,422,150	0	2,422,150
Distributions — 2005	(427,324)	(13,016)	(440,340)

Partners capital (deficit) at December 31, 2005	$4,809,164	$(3,434,270)	$1,374,894

Net income — 2006	$6,263,530	(57,889)	6,205,641
Contributions — 2006	783,571	7,922,768	8,706,339
Distributions — 2006	(5,062,182)	(7,607)	(5,069,789)

Partners capital (deficit) at December 31, 2006	$6,794,083	$4,423,002	$11,217,085

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

STATEMENTS OF CASH FLOWS OF LOCAL LIMITED PARTNERSHIPS

	December 31,
	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,205,641	$183,877
Adjustments to reconcile net income to net cash provided by operating activities:
Gain on sale of rental property	(7,072,375)	0
Depreciation and amortization	2,703,762	2,416,890
Decrease (increase) in receivables, escrows, restricted deposits, prepaid expenses and other assets	(1,068,397)	(570,723)
Increase (decrease) in accounts payable, accrued expenses, notes payable and tenant security deposit liability	82,201	220,653

Total adjustments	(5,354,809)	2,066,820

Net cash provided by operating activities	850,832	2,250,697
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sale of rental property	23,827,661	0
Capital expenditures	(31,773,325)	(15,897,159)
Other Assets	(1,040,826)	(429,953)

Net cash used by investing activities	(8,986,490)	(16,327,112)
CASH FLOWS FROM FINANCING ACTIVITIES:
Mortgage principal payments	(17,136,329)	(1,792,562)
Proceeds from mortgage refinancing	27,241,000	14,601,107
Contributions received	8,706,339	2,422,150
Advances	707,091	42,184
Distributions paid	(5,069,789)	(440,340)

Net cash used by financing activities	14,448,312	14,832,539

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	6,312,654	756,124
CASH BALANCE AT BEGINNING OF YEAR	1,665,374	909,250

CASH BALANCE AT END OF YEAR	$7,978,028	$1,665,374

SUPPLEMENTAL INFORMATION REGARDING INTEREST PAYMENTS IS AS FOLLOWS:
Interest paid, net of subsidy	$3,310,721	$2,519,097

Statement of Cash Flows

Marketable securities that are highly liquid and have maturities of three months or less at the date of purchase would be classified as cash equivalents.

Restricted deposits, funded reserves and partnership custodial accounts are not included in cash.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

Cost of buildings

For financial statement purposes, the Local Limited Partnerships generally capitalized all project costs, including payments to the general partners, taxes, carrying costs and operating expenses offset by incidental rental income during the construction period. For income tax purposes, certain of these amounts were deducted when paid (Note 5).

Depreciation and amortization

For financial statement purposes, depreciation is computed using straight-line and various accelerated methods over useful lives of fifteen to forty years from the date of completion of the building or rehabilitation. For income tax purposes, buildings are depreciated over fifteen to forty years using various accelerated methods and certain rehabilitation costs are amortized on the straight-line method over sixty months under the provisions of Section 167(k) of the Internal Revenue Code.

Certain expenses related to obtaining permanent financing for the partnerships have been deferred and are being amortized for financial reporting purposes over the remaining term of the individual mortgages which is periods of five to forty years (Note 5).

Use of Estimates

The preparation of financial statements requires the use of estimates and assumptions. Actual results could differ from those estimates.

Mortgage Notes Payable

Five of the Local Limited Partnerships have mortgages which are payable to or are insured by the Department of Housing and Urban Development (HUD) and the Massachusetts Housing Financing Agency (MHFA). The mortgage notes payable by Monatiquot Village Limited Partnership, Notre Dame, and SPAC/Urban 74 Holdings, LLC are not insured. The mortgage notes payable are secured by deeds of trust on rental property and bear interest at the rate of approximately four percent to 8.75 percent per annum. The mortgages will be repaid in monthly installments of principal and interest aggregating approximately $534,000 over periods of forty years. HUD will make monthly interest assistance payments of approximately $57,000 to three Local Limited Partnerships whose mortgages are insured under Section 236 in amounts which will reduce the mortgage payments of those Local Limited Partners to those required for mortgages carrying a one percent interest rate.

Details of the loans are as follows:

Mortgage Balance
December 31,
2006

HUD insured	$9,961,518
MHFA insured	4,950,326
Conventional financing	54,574,841

$69,486,685

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

The scheduled principal reductions for the next five years are as follows:

Year Ended December 31	Amount

2007	$1,302,558
2008	3,594,291
2009	1,451,638
2010	24,499,035
2011	21,780,804
Beyond	16,858,359

$69,486,685

National Housing Act Subsidies and Restrictions

Under terms of the regulatory agreements with HUD and MHFA, the Local Limited Partnerships cannot make cash distributions to partners of the Local Limited Partnerships in excess of six percent per annum of stated equity in the respective partnerships. Such distributions are cumulative but can only be paid from “surplus cash,” as defined in the agreements. The Local Limited Partnerships must deposit all cash in excess of the distributable amounts into residual receipts funds which are under the control of the mortgagees, and from which disbursements must be approved by the respective agencies. As of December 31, 2006, approximately $3,980,000 could be paid to partners of the Local Limited Partnerships as surplus cash becomes available.

Under terms of the regulatory agreements, the Local Limited Partnerships are required to make monthly deposits into replacement funds which are under the control of the mortgagees. Such deposits commence with the initial principal payments on the mortgage loans. Expenditures from the replacement funds must be approved by the respective agencies.

Five of the Local Limited Partnerships have entered into rent supplement and/or Section 8 contracts with HUD or state agencies to provide financial assistance to qualified tenants of the apartment units. Under terms of these contracts, HUD will pay a portion of the rent on behalf of qualified tenants. The maximum dollar amount of these payments is limited by HUD. A substantial portion of rental income is collected through these contracts. During 2006 and 2005, the Local Limited Partnerships received approximately $6,138,401 and $5,808,000, respectively, in rent supplement and Section 8 funds.

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

Management

The Local Limited Partnerships have entered into property management contracts with various agents under which the agents are paid property management fees. Some of the management agents are affiliated with the General Partners of the Local Limited Partnerships. Details of the management contracts are as follows:

	Affiliate		2006
	of General	Percent of	Management
Partnership	Partner	Revenues	Fee Expense

Capitol Hill	Yes	10.72 percent	$62,710
Community Apartments	Yes	7.50 percent	$70,472
Met-Paca II	Yes	5.75 percent	$167,343
Monatiquot Village	No	2.75 percent	$221,445
Norway House	Yes	4.00 percent	$90,402
Notre Dame	No	2.66 percent	$42,857
Southern Boulevard II	Yes	5.15 percent	$92,928
SPAC/Urban Fund 74 Holdings LLC	No	3.00 percent	$13,248

Note 5 —	Real Estate and Accumulated Depreciation of Local Limited Partnerships in which Urban Improvement Fund Limited 1974, LP has an Investment

									Depreciation
									in Latest
		Outstanding					Date of		Income
Description	No of	Mortgage		Buildings &		Accumulated	Completion of	Date	Statement
Partnership/location	Units	Balance	Land	Improvements	Total	Depreciation	Construction	Acquired	Computed

Capitol Hill Associates	121	$1,255,342	$381,521	$3,676,831	$4,058,352	$(2,752,496)	1975	1974	5-25 years
Denver, Colorado
Community Apartments, Ltd.	147	861,135	182,031	2,075,954	2,257,985	(2,075,954)	1975	1974	15-25 years
Cleveland, OH
Met-Paca II Associates	192	3,549,041	205,597	8,025,825	8,231,422	(7,570,754)	1976	1974	7-27.5 years
New York, New York
Monatiquot Village Associates	460	23,685,962	4,500,000	20,777,108	25,277,108	(6,293,695)	1975	2000	4-40 years
Village Green Apartments
Santa Maria, California
Southwicke Apartments	72	2,286,065	726,100	5,009,051	5,735,151	(193,792)	1984	2005	7-27.5 years
Tukwila, Washington
West Colonial Apartments	120	5,657,814	1,088,600	8,368,011	9,456,611	(357,808)	1984	2005	7-27.5 years
Tukwila, Washington
Norway Housing Associates	136	4,950,326	150,026	3,331,715	3,481,741	(3,331,715)	1975	1974	3-25 years
Boston, MA
Trailwalk Apartments	180	0	0	0	0	0	Unknown	2001	5-25 years
Kenmore, Washington
Southern Boulevard II	175	4,296,000	37,441	6,909,924	6,947,365	(6,266,368)	1975	1974	7-27.5 years
New York, New York
SPAC/Urban Fund Holdings LLC	188	22,945,000	9,331,000	21,300,353	30,631,353	(97,595)	1971	2006	5-27.5 years
La Serena Apartments
Santa Ana, California

		$69,486,685	$16,602,316	$79,474,772	$96,077,088	$(28,940,177)

URBAN IMPROVEMENT FUND LIMITED 1974, LP
(A Limited Partnership)

NOTES TO FINANCIAL STATEMENTS — (Continued)

		Building &		Accumulated
	Land	Improvements	Total	Depreciation

Balance at December 31, 2005	$9,207,702	$75,310,779	$84,518,481	$(30,395,770)
Additions	9,333,180	22,440,145	31,773,325
Deletions	(1,938,566)	(18,276,152)	(20,214,718)	3,459,432
Depreciation expense	0	0	0	2,003,839

Balance at December 31, 2006	$16,602,316	$79,474,772	$96,077,088	$(28,940,177)

Note 6 —	Encumbrances of Local Limited Partnerships in which Urban Improvement Fund Limited 1974, LP has an Investment

		Outstanding	Gross	Net
Description		Mortgage	Interest	Interest	Gross	Interest	Net	Maturity	Balloon at	Insured
Partnership/Location	No. of Units	Balance	Rate	Rate	Payment	Subsidy	Payment	Date	Maturity	By

Capitol Hill Associates	121 apartments	$1,255,342	8.75%	1.00%	$16,536	$(11,470)	$5,066	Mar 1, 2016	0	HUD
Denver, Colorado
Community Apartments, Ltd.	147 apartments	861,135	7.00%	7.00%	10,649	0	10,649	Jan 1, 2016	0	FHA
Cleveland, Ohio
Met-Paca II Associatesk	192 apartments	3,549,041	7.00%	7.00%	40,513	(25,105)	15,408	Mar 1, 2017	0	HUD
New York, New York
Monatiquot Village Associates		6,319,199	5.55%	5.55%	36,899		36,899	Mar 1, 2014	0	Conventional
Village Green Apartments	460 apartments	17,366,763	6.99%	6.99%	134,167	0	134,167	Dec 1, 2011	0	Conventional
Santa Maria, California
Southwicke Apartments	72 apartments	2,286,065	7.13%	7.13%	17,428	0	17,428	Aug 1, 2008	0	Conventional
Tukwila, Washington
West Colonial Apartments	120 apartments	5,657,814	5.24%	5.24%	32,543	0	32,543	Jan 1, 2011	0	Conventional
Tukwila, Washington
Norway Housing Apartments	136 apartments	4,950,326	7.90%	7.90%	21,069	0	21,069	Mar 1, 2017	0	MHFA
Boston, Massachusetts			5.50%	5.50%	31,872	0	31,872	July 1, 2012	0	MHFA
Notre Dame Apartments	180 apartments	0	4.64%	4.64%	68,501	0	68,501	Jun 1, 2009	0	Conventional
Kenmore, Washington
Southern Boulevard II	175 apartments	4,296,000	7.75%	1.00%	27,827	(20,303)	7,524	Jul 1, 2017	0	HUD
New York, New York
SPAC/Urban Fund Holdings LLC		22,945,000	7.00%	7.00%	135,184	0	135,184	Nov. 9, 2009	22,945,000	Conventional
La Serena Apartments
Santa Ana, California

		$69,486,685			$573,188	$(56,878)	$516,310

EXHIBITS

Exhibit A	Fairness Opinion of Recap Advisors, LLC
Exhibit B	Agreement and Plan of Merger between Urban Improvement Fund Limited 1974 and UIF 1974, LP
Exhibit C	Historical Performance Evaluation
Exhibit D	Estimated Federal Income Tax Consequences of the Merger for Standard Unit Holdings
Exhibit E	Limited Partner Consent Ballot for Approval of Merger

EXHIBIT A

Urban Improvement Fund Limited — 1974
Fairness Opinion of a Proposed Merger
Opinion Date: August 6, 2007

All capitalized terms used herein are defined on Exhibit 1 attached hereto.
All aggregate dollar sums are rounded to the nearest hundred.

Report delivered August 6, 2007

Recap Advisors, LLC
20 Winthrop Square, 4th Floor
Boston, MA 02110-1229
Tel: (617) 338-9484
Fax: (617) 338-9422
www.recapadvisors.com

Contents

1. Introduction	A-3
1. A. Valuation scope	A-3
1. B. Fairness of Merger Share Price	A-3
1. C. Methodology	A-3
1. D. Opinion of value/fairness	A-4
1. E. Valuation Date and date of Opinion delivery	A-4
2. Property-level Valuation	A-4
2. A. Property categories	A-4
2. B. Types of Affordability Restrictions	A-5
2. B. 1. Section 8 property-based rental assistance	A-5
2. B. 2. Section 236 mortgages	A-5
2. B. 3. Section 221(d)(3) with Flexible Subsidy	A-6
2. B. 4. State HFA-financed	A-6
2. C. Valuation methodology	A-6
2. D. Property valuation scenarios and the concept of Discontinuity	A-7
2. D. 1. Baseline Scenario: Holding	A-7
2. D. 2. Recapitalization Scenario: Refinancing	A-7
2. D. 3. Exit Scenario: Sale/Preservation Sale	A-8
2. D. 4. Summary of Property Valuation scenarios	A-9
2. E. Present value of Property cash flows to the Fund	A-9
2. E. 1. Base rate	A-9
2. E. 2. Source discounting	A-10
2. E. 3. Recipient discounting	A-10
2. E. 4. Bifurcation discounting	A-10
2. E. 5. Property-level cash flow discount summary	A-11
2. F. Local Partnership Sharing Provisions	A-11
2. G. Property-Specific Valuation Scenarios	A-11
2. G. 1. Capitol Hill	A-11
2. G. 2. Community Apartments	A-12
2. G. 3. Lake Villa	A-12
2. G. 4. La Serena	A-12
2. G. 5. Met Paca II	A-12
2. G. 6. Norway Housing	A-13
2. G. 7. Southern Boulevard II	A-13
2. G. 8. Tukwilla Station (Southwicke and West Colonial)	A-13
2. G. 9. Village Green (Sonoma Valero)	A-13
3. Fund Level Valuation	A-14
3. A. Cash flows to the Fund	A-14
3. B. Fund expenses and fees	A-14
3. C. Current balance sheet of the Fund	A-14
3. D. Fractionality discount for Shares in the Fund	A-15
3. D. 1. Adjustments for fractionality of Shares	A-15
3. D. 2. Market confirmation of fractionality discount	A-15
3. E. Opinion of value/fairness	A-16
4. Exhibits	A-17

Urban Improvement Fund Limited — 1974
Fairness Opinion

1.	Introduction

1.	A. Valuation scope

The Urban Improvement Fund Limited — 1974 (the “Fund”) is an upper-tier investment fund that owns non-controlling limited partner interests (each, a “Local Interest”) in lower-tier partnerships (the “Local Partnerships”), each of which owns one or more apartment properties (each, a “Property”).

In 1974, the Fund issued 11,394 Shares to Investors at a price of $1,000 per Share. Since that time, Investors have received annual allocations of profits and losses passed through from the Properties, periodic distributions from the Fund deriving from ordinary cash flows from the Properties, and transaction-generated residuals from the Local Partnerships. Initially, the Fund invested in various Properties throughout the country; over time it has sold some and acquired others. As of the Valuation Date, it held interests in ten Properties — five Conventional Properties and five Affordable Properties.

The General Partner of the Fund (the “Fund GP”) has proposed a transaction (the “Merger”) that if approved would result in the sale of approximately 46% of the Limited Partner Shares at a specified price (the “Merger Share Price”). The Fund GP has engaged Recap to evaluate the fairness of the Merger Share Price from a financial perspective. Our conclusions and analysis as presented in this Report are to be presented to the Investors along with the consent solicitation.

Recap has no present or contemplated future interest in the assets that are the subject of this opinion. Neither our employment nor compensation in connection with this Opinion is in any way contingent upon the conclusions reached or the values estimated.

1.	B. Fairness of Merger Share Price

To assess the fairness of the Merger Share Price, we determine the Fair Market Value of one Share, taking into account all relevant risks and impairments at the property, local partnership, and Fund levels. To be considered fair, the Merger Share Price should be reasonably equivalent to the Fair Market Value.

Our estimate of Fair Market Value (1) excludes any appreciation or depreciation in consequence of the proposed transaction, and (2) is predicated on an Opinion Date as described in Section 1.E below.

1.	C. Methodology

To determine the Fair Market Value of one Share, we look to the Fund’s assets rather than any recent trading history of the Shares, since trades in a thin market tend to understate value. We derive a per-Share value of the Fund’s assets using a straightforward accumulation and distribution approach, as follows:

1. Calculate the Net Asset Value (NAV) of the Fund, based on its investments in the Local Partnerships, Fund expenses, and cash held in the Fund. To assess Local Partnership NAVs, we examine the respective underlying Properties, recognizing that these Properties’ operations are subject to particular risks and impairments. Further, each Local Partnership has a local general partner (“Local GP”) who may owe a fiduciary duty to the Fund but is nevertheless an independent actor. Risks, impairments, and expected actions or inactions by Local GPs are all reflected in our property-level cash flow calculations. Detailed discussion of Property-level valuation appears in Section Two of the Report. The resulting per-Property NAV’s are summed up at the Fund level to derive an overall Fund NAV.

2. Allocate Fund NAV to the Shares, first by applying the Fund Sharing Provisions and then allocating the Fund LP portion among the 11,394 Shares outstanding as of our valuation date. This derives a per-Share Fund NAV before consideration of per-Share fractional discounts.

3. Discount for impairments to the Shares arising from their fractionality, lack of control, illiquidity, lack of marketability, and other factors. Fund Shares are substantially noncontrolling, small fractions, and thinly traded. Detailed discussion of Fund-level valuation appears in Section Three of the Report.

1. D.  Opinion of value/fairness

Based on the analysis in this Report and subject to the Terms and Limiting Conditions attached as Exhibit VIII, we conclude that, as of the Valuation Date:

•	The Fair Market Value of one Share is $1,000, and

•	a Merger Share Price of $1,050 per Share is fair from a financial perspective, in the context of the proposed Merger, as of the Valuation Date.

1.	E. Valuation Date and date of Opinion delivery

As noted above, this Report has been prepared using a Valuation Date of March 6, 2007, reflecting the practical realities of capturing operating and financial data. Selected sources may have been delivered after the Valuation Date, as indicated in Exhibit VII showing sources relied upon. This Report is delivered as of an Opinion Date of August 6, 2007, an interval (the “Post-Valuation Interval”) of roughly 150 days from the Valuation Date.

The Fund GP has represented to us (the “Fund GP Representation”) that to the best of its knowledge and belief, no event has occurred in the Post-Valuation Interval that would have any material effect on either (1) the Fair Market Value of the Shares or (2) the financial analysis we have performed to derive out Opinion. A copy of the Fund GP Representation is provided in Exhibit IX.

Based on the Fund GP Representation, we conclude that the Shares’ Fair Market Value on the Opinion Date is the same as on the Valuation Date.

2.	Property-level Valuation

Because the Fund owns a small number of high-value, high-complexity specified ownership interests, we approach this assignment in a bottom-up fashion, first by evaluating each Property, then each Local Partnership Interest, and then finally the Fund’s net cash flows and its distribution expectations to Fund LPs.

Our analysis thus begins with the Properties.

2.	A. Property categories

We divide the Properties into two categories:

Affordable Properties are government-subsidized. Rent levels, tenant selection, and property operations are regulated by HUD and/or a state agency. Distributions to the Local Partnership are restricted in various ways. Financing is through a combination of a) long-term, fully-amortizing hard debt and b) soft debt paid from cash flow; both may be prepayment restricted. Access to equity value in the Property is constrained by affordability commitments; it may be accessible through sale or refinancing at Discontinuity events based on the particular restrictions.

Conventional Properties have no subsidy and no corresponding restrictions. Equity value is accessible through sale or refinancing when economically feasible. Financing is through hard debt with short- to medium-term balloon and some prepayment penalties.

Affordable Properties	Program	Type of Affordability

Capital Hill	§236	Property based Section 8 assistance
Community Apartments	§221(d)(3)Flex	Property based Section 8 assistance, Flexible subsidy loan
Met-Paca II	§236	Property based Section 8 assistance, MUM in 2005
Norway Housing	MHFA	State-regulated with property based Section 8 assistance
Southern Boulevard	§236	Property based Section 8 assistance
Conventional Properties
Lake Villa	Conventional
La Serena	Conventional
Tukwilla Station — Southwicke	Conventional
Tukwilla Station — West Colonial	Conventional
Village Green / Sonoma Valero	Conventional

2.	B. Types of Affordability Restrictions

The Affordable Properties in the Fund operate under Affordability Commitments that, generally speaking, commit to providing rents affordable to low-income residents in exchange for government subsidy. The subsidy programs for the particular Affordable Properties in the Fund occur in several overlapping forms:

2.	B. 1. Section 8 property-based rental assistance

Several of the Properties have Section 8 Housing Assistance Payments (HAP) Contracts that provide rental assistance to tenants. In general, tenants pay 30% of their income toward rent with HUD paying the remainder of the contract rent directly to the Owner. The rental assistance is attached to the property and even guarantees some rental payments during vacancies. While the HAP contract is in place, the Property is subject to regulation by HUD.

HAP contracts were originally written with multi-year terms, but recent renewals are typically for shorter 1- or 5-year periods. Upon renewal, the Owner may, under some circumstances, opt for a Mark Up to Market (MUM) renewal which increases rents to comparable market levels and removes the Limited Dividend. Absent a MUM, Section 8 rents typically renew at levels increased by an Operating Cost Adjustment Factor published by HUD.

2.	B. 2. Section 236 mortgages

Section 236 Properties have FHA-insured mortgages whose owners receive Interest Reduction Payments (IRP) that reduce the Property’s net debt service constant to what would be paid with an effective 1% rate (although the underlying mortgage is calculated at a higher interest rate). The regulatory agreement accompanying the mortgage makes the Property subject to regulation by HUD, and limits the cash the Owner may distribute each year to a fixed (usually small) Limited Dividend.

Absent other restrictions, after 20 years the Owner may prepay the Section 236 mortgage. Prepayment ends the IRP subsidy and the mortgage-related affordability restrictions. Alternatively, the Owner could opt to refinance with an IRP decoupling, which would extend the affordability commitment while generating funds for capital improvements. An IRP decoupling allows the owner refinance the first mortgage while continuing to receive the original stream of IRP assistance towards new financing placed on the property. It also extends the Section 236 affordability restrictions for five years beyond the term of the original mortgage and typically does not allow an equity distribution to the owner at the refinancing.

All three of the Section 236 Properties in the Fund have passed the 20-year prepayment point. Capitol Hill and Met Paca II still have their original 236 financing intact. Southern Blvd. II has very recently completed a refinancing with an IRP decoupling.

2.	B. 3. Section 221(d)(3) with Flexible Subsidy

Community Apartments has an FHA-insured Section 221(d)(3) BMIR mortgage, which provides first mortgage financing at a below market interest rate. The mortgage submits the Property to regulation by HUD and requires that all units remain affordable to low-income residents. Rent increases are limited to budget-based rents approved annually by HUD. Section 221(d)(3) BMIR mortgages were issued with 40 year terms and could be prepaid after 20 years.

In 1982 the Partnership received a Flexible Subsidy Loan from HUD. This new Loan and accompanying Flexible Subsidy Assistance Agreement brought additional HUD and Owner equity into the property. The Flexible Subsidy Assistance Agreement extended the affordability restrictions through the end of the original Section 221(d)(3) mortgage term and eliminated the prepayment option. The Flexible Subsidy soft loan is paid only from available cash flow, with the balance due upon sale or refinancing of the Property.

2.	B. 4. State HFA-financed

Norway Housing has mortgage financing from MassHousing, the state housing finance agency in Massachusetts. The accompanying Regulatory Agreement requires that 20% of the apartments be maintained as affordable for low-income residents with the remaining 80% available at market rate. The Owner may not prepay the mortgage without MassHousing’s approval, which effectively prevents conversion to full market-rate operation.

In addition, the Property has a long-term Section 8 contract, coterminous with the first mortgage, covering 88% of the apartments. In practice, therefore, much more than 20% of the Property operates as affordable. Given historical operations, the long-term Section 8 contract, and the prepayment approval required in the mortgage, continued operation as affordable housing is expected through the end of the first mortgage term.

In 2002 Norway received a 2nd Recapitalization Mortgage from MassHousing which was sized to accrued Residual Receipts and estimated cash flow for the next ten years. Until paid off, this Mortgage requires payment of all available cash flow beyond the small Limited Dividend. We assume that the owner will apply for a new Recapitalization Mortgage when the current one is paid off in 2012.

2.	C. Valuation methodology

In this Report, we use the income approach to determine the Fair Market Value of the Property-level cash flows to the Fund as of the Valuation Date. Specific affordable housing ownership interests represent at best a thinly traded, specialized market in which assets vary greatly in value but are not easily comparable. For such assets, of the three classical approaches to value — market, cost, and income — the first two are usually inappropriate and very seldom yield any meaningful insights. As a result, in our view the income approach is clearly the most suitable approach appropriate for valuing ownership interests in regulated affordable housing.

Furthermore, the income approach allows consistent treatment at each level of analysis:

•	Flows from the Properties to the Local Partnership from operations, specialized Recapitalizations, and terminal sales

•	Flows from the Local Partnerships to the Fund via impaired Local Limited Partnership Interests

•	Flows from the Fund for expenses, and

•	Flows from Fund to the Investors via impaired Shares.

Section 3 describes valuation of the Fund’s cash flows in detail. Property-level future cash flows are discounted to present value at discount rates reflecting the various risks involved, discussed in detail in Section 2. E. 1. A mechanical description of our methodology appears in the table below.

Table 2.C.
Valuation Methodology

+ Present value of cash flows from operations under the Baseline Scenario
+ Present value of additional cash from refinancing
+ Residual value from a future sale

= Net present value (NPV) of Property income to the Fund

+ Net present value (NPV) of Property income to the Fund
− NPV of the Fund’s expenses

= NPV of Fund’s income

x Discount for fractionality of the Ownership Interest

= Fair Market Value of the Fund shares

2.	D. Property valuation scenarios and the concept of Discontinuity

Regulated Affordable Properties accept impairments in their market options such as prohibitions against paying off their mortgage and an intrusive regulatory agreement in exchange for benefits such as favorable mortgage terms and rental subsidy for low-income residents. The combined effect is to impose a restricted-but-subsidized framework on the property for an interval of time. At the end of that interval, either the owner or the government may choose not to (or may be unable to) renew it, at which point the Property’s operations, financing, and inherent economic value all may change. We call all such future events “Discontinuity” because they may be good, bad, or merely different, but all represent a profound one-time change.

Discontinuity thus figures significantly in valuing the Properties and the Local Partnership Interests in precisely the same way that an above-market (or, for that matter, a below-market) lease would impact an office building.

Since each of the Properties potentially could undergo a Discontinuity, it is incumbent on us to examine the range of possibilities and identify the rational future choices. We assess the value of funds flowing from each Property to the Fund by evaluating up to three Discontinuity scenarios, each chosen to be reflective of its subject Property, and selecting the one with the highest value, on the assumption that the Local GP will rationally maximize returns to the Local Partnership.

Although each projection is tailored to the particular Property’s operational and regulatory situation, they follow the same overall logic with appropriate differences between the Affordable and Conventional Properties.

2.	D. 1. Baseline Scenario: Holding

The Baseline Scenario assumes the Property continues to operate under its current Affordability Commitment (or lack of same, for Conventional Properties) and with its current financing and operational profile. The Baseline Scenario assumes no Transactions. In the financial models, the Baseline Scenario is labeled Hold. The Baseline Scenario terminates at the earliest of a) 10 years, b) inability to cover annual debt service, or c) mortgage maturity, with the exception that Affordable Properties with long-term Affordability Commitments are modeled to the end of those Affordability Commitments. Terminal sale is calculated by capitalizing NOI at a rate appropriate for the property’s location, condition, and tenancy.

2.	D. 2. Recapitalization Scenario: Refinancing

The Recapitalization Scenario projects completion of a financial or operational transformation of the Property in which its earning power and economic viability are fundamentally changed. Examples include a refinancing of the Property’s debt, conversion from affordable to market-rate operation, or a Renewed Affordability transaction that adds or extends Affordability Commitments in exchange for additional subsidy. We project Recapitalizations for which the subject Property:

•	Is legally and programmatically eligible.

•	Would benefit from executing the Recapitalization.

•	Appears a likely candidate.

The Recapitalization Scenario also incorporates projection of the sequence of steps necessary to consummate the Recapitalization, together with evaluation of its timing, probability, and risks. The Recapitalization Scenario terminates with a sale after a reasonable hold period. Terminal sale is calculated by capitalizing NOI at a rate appropriate for the property’s location, condition, and tenancy.

2.	D. 3. Exit Scenario: Sale/Preservation Sale

The Baseline and Recapitalization Scenarios are compared to an Exit Scenario, in which the Owner chooses to exit from the investment through a sale of the Property, at a value consistent with the Property’s existing Affordability Commitments (if any) and allowing sufficient time for marketing the asset and completing the transfer.

For Affordable Properties, the exit scenario is a Sale that takes into account existing Affordability Commitments and subsidy. Although additional affordability resources might be used by a buyer, we model the seller’s compensation as tied to the underlying economic value of the Property as the most accurate prediction of likely proceeds. To the extent affordability resources produced proceeds beyond the economic value, they would also bring additional difficulty and risk to the transaction.

For Conventional Properties, the exit scenario is a sale to a conventional buyer.

2.	D. 4. Summary of Property Valuation scenarios

The financial model exhibits present detailed calculations for the scenarios evaluated for each Property. The table below shows the scenario for which we project the highest value with a brief explanation.

Table 2.C.4. Summary of Property Valuation Scenarios

Affordable Properties	Timeline	Reason Selected

Capital Hill	Hold, sale in 2015	Sale in 2015 when First Mortgage matures and IRP stream ends.
Community Apartments	Hold, sale in 2015	Sale in 2015 when First Mortgage matures and restrictions end.
Met-Paca II	Hold, sale in 2016	Sale in 2015 when First Mortgage matures and IRP stream ends. Local GP unwilling to sell without retrade.
Norway	Dip loan in 2012, sale in 2016	Dip loan to access residual receipts in 2012. Sale in 2016 when First Mortgage matures and restrictions end.
Southern Boulevard II	Exit Sale in 2007 based on appraisal value	Value based on recent appraisal. NOI appears negative, but the property was recently refinanced. Uncooperative Local GP will require retrade before sale.

Conventional Properties	Timeline	Reason Selected
Lake Villa	N/A — based on purchase price	The recent purchase price of the property is the best indication of market value.
La Serena	N/A — based on equity contribution	The recent equity contribution made towards the purchase of the property is the best indication of market value.
Tukwilla Station	Sale in 2008	Sale in 2008 to take advantage of low cap rates, and only slow NOI growth.
Village Green/Sonoma Valero	Sale in 2008	Sale in 2008 to take advantage of low cap rates, and only slow NOI growth

In presenting these projected Discontinuities, we need again to emphasize that they are uncertain — as to amount and even as to their eventuality — so even having selected a suitable scenario, we will then have to discount for risk the resulting proceeds or net present values. That discount is discussed below.

2.	E. Present value of Property cash flows to the Fund

2.	E. 1. Base rate

To discount future cash flows arising from the Properties, we follow a common valuation practice of selecting a base rate that can be estimated from market indicators and then adjusting that rate for specific characteristics of the flows arising from the investment. The base rate represents the underlying expected rate of return for equity investment in apartment real estate; additional premiums are added for specific risk factors.

It would be inappropriate to rely solely upon market benchmarks for the discount rate. Available market benchmarks do not correspond well to the particular risks of an ownership instrument such as the Partnership or a regulated affordable housing asset such as some of the Properties. Therefore, our conclusions are based upon discount rates appropriate to the Properties, the regulatory environment, and their ownership structure.

To select the base rate, we begin with the premise that alternative investment to an Ownership Interest would be shares in a REIT, which like the Partnership consists of non-controlling, fractionalized interests in lower-tier real estate investments. To estimate the baseline risk of REIT investments, we rely upon the twenty-year historical compounded annual return, estimated by the National Association of Real Estate Investment Trusts (NAREIT) index.1 At the time of this writing, the twenty-year historical return was approximately 11%, which we have chosen as the appropriate base rate. The NAREIT benchmark is quite stable, as one might expect from a long-term historical average.

This benchmark rate represents a minimum value for the discount rate, because:

•	REITs typically diversify their assets into many markets, much more so than does the Partnership.

•	The REIT index is diversified in terms of asset types, while the Partnership’s assets are not.

•	REITs must return a dividend to the investors. The Partnership has no such commitment.

However, given the additional stability provided by the federal subsidy commitment and the goal of a conservative estimate, we do not add an across-the-board premium to the base rate.

2.	E. 2. Source discounting

The Properties generate cash in some combination of the following four flows, each with inherent risks:

•	Cash flow pre-Discontinuity. Cash flow arising from current operations under the known regulatory environment is discounted least. If cash flow is secured by a guaranteed subsidy, the discount rate may be reduced to reflect the additional certainty.

•	Cash flow post-Discontinuity. Cash flows arising from and following a Discontinuity that changes property operations or requires a transaction are discounted by 200 bp to reflect the uncertain execution of the Discontinuity.

•	Refinancing residuals. A transaction occurring at a Discontinuity that recapitalizes the property and/or changes operations is subject to the uncertainty accompanying the Discontinuity, so the same 200 bp adjustment applies.

•	Sale residuals. The proceeds from a sale are subject to the additional uncertainty of accomplishing a sale transaction, so an additional 200 bp is added to the discount rate.

2.	E. 3. Recipient discounting

Distributions from the Properties are filtered through the Local Partnerships, so we must distinguish flows by recipient: Local GP and Local LP. In distinguishing by recipient, cash flow to limited partners is discounted more than cash flow to general partners because limited partners have little or no control over property operations and scant information with which to evaluate investment performance.

Therefore, we use limited partner discount rates that are 200 bp higher than the corresponding general partner discount rates.

2.	E. 4. Bifurcation discounting

The Local GP largely controls the Property’s operations and transaction choices; Local LPs have, at most, veto power over future transactions. In most instances, they have no ability to initiate transactions and no control of operations whatsoever.

1 The NAREIT index of historical returns is published at http://www.nareit.com.

Affiliation between the Local GP and the Fund GP helps to assure alignment of interests, so that management of Property operation and transactions benefits both the local GP and the Fund. However, if the Local GP is unaffiliated with the Fund GP, additional uncertainty arises.

Hence, we apply an additional discount of 100 bp to flows arising from a Partnership in which the Local GP is unaffiliated with the Fund GP.

2.	E. 5. Property-level cash flow discount summary

The table below summarizes the combination of base rate, source, and recipient discount rate adjustments.

A bifurcation discount, if applicable, would add 100 bp to each rate in the LP row.

Table 2.E.5
Property-level cash flow discounts

	Cash Flow Pre-	Cash Flow Post-	Refinancing	Sale
	Discontinuity	Discontinuity	Residuals	Residuals

GP	11%	13%	13%	15%
LP	13%	15%	15%	17%

An additional 100 bp bifurcation discount may also apply to each LP discount rate.

2.	F. Local Partnership Sharing Provisions

The Fund is a limited partner in each of the Local Partnerships. Distributions to the Fund are therefore governed by the Local Partnership’s Sharing Provisions. Although each Partnership Agreement is different, they all contain similar overall sharing structures:

•	Distributions of ordinary cash flow are split between the LP and the GP with the LP generally receiving the vast majority, between 95% and 99%.

•	Cash flow from a sale or refinancing of a Property is distributed according to the following priorities:

•	Payment of the Partnership’s obligations and funding of reserves.

•	If applicable — Return of capital to the Limited Partners, often net of past capital distributions.

•	If applicable — Return of capital to the General Partner, often net of past capital distributions.

•	Remaining cash flow is distributed per the Partnership Agreement, either at the same percentages as ordinary cash flows or in a more even split reflecting the additional effort required of the GP to effect a transaction. Many of these properties distribute these remaining funds 50/50 between the LP and GP.

The financial models in Exhibits V and VI note the specific variations in Sharing Provisions in the calculations for each Property.

2.	G. Property-Specific Valuation Scenarios

2.	G. 1. Capitol Hill

Capitol Hill is a 121-unit property located in Denver, Colorado, with §236 financing and a property-based Section 8 contract on 100% of the apartments. Operating expenses have been rising in recent years. The Local GP, Partnership Services, is affiliated with the Fund GP, and believes improved operations can return the Property to positive cash flow beginning this year. Our valuation found that the best value scenario is to hold the property through mortgage maturity to take advantage of the IRP subsidy. Regular cash flows are divided 95/5 between the LPs and the GP. At sale, the LPs and GP both receive a return of their invested Capital and repayment of currently outstanding loans to the Property, before splitting the remaining proceeds 95/5.

2.	G. 2. Community Apartments

Community Apartments is a 147-unit development located in Cleveland, Ohio, with a Section 221(d)(3) BMIR mortgage and an additional Flexible Subsidy loan from HUD. The associated Flexible Subsidy Agreement prevents the Owner from making any cash distributions until the loan matures. In recent years, the Property has produced a cash flow deficit. Since the Property options are greatly limited by the Flexible Subsidy, our model concludes that the Property would defer maintenance in order to cover debt service. Our model estimates the required annual deferral, and then reduces the terminal sales price by a trended cumulative total representing the deferred maintenance. Available proceeds at sale will first be used to pay back return of capital to all Partners and then be split 73/27 between the LPs and GP.

2.	G. 3. Lake Villa

Lake Villa is a 189-unit conventional property located in Kent, Washington, that was acquired on January 18, 2007 by the Notre Dame Limited Partnership. The Fund has been an LP in the Notre Dame Limited Partnership since its formation in 1974. The original asset of the Partnership, Notre Dame Apartments, was sold under a Section 1031 like-kind exchange and replaced by Trail Walk Apartments. Recently, the Partnership disposed of Trail Walk Apartments and acquired Lake Villa Apartments in a second 1031 like-kind exchange. The Fund’s full interest in the Partnership of $5.89M was combined with other equity to purchase the Property from an unrelated third party at a market price. We performed a cash flow analysis based on Security Properties’ underwriting pro forma, but this analysis led to a present value below the amount recently paid for the Property. Given the extremely limited amount of operational data available on this property, we rely on the recently paid equity contribution as the best indicator of value. Our valuation therefore uses the $5.89 million equity contribution to represent the value of the investment to the Fund.

2.	G. 4. La Serena

La Serena is a 188-unit garden style conventional property in Santa Ana, California. The property was acquired on October 16, 2007 by a joint venture in which the Fund participated as a noncontrolling investor equivalent to its limited partner interests in the other Properties. The Fund’s interest is in an intermediate-level LLC which itself is a member of the Property-level LLC.2

According to the underwriting projections, the ownership entity intends to sell the Property in 2009. During the interim, the ownership entity intends to spend $1.65M on Capital Expenditures, increase rents, and stabilize occupancy. The Property-level sharing provisions call for a preferred return to all members, followed by return of capital, and finally a series of waterfalls that distribute proceeds at rates that change at the margin as various IRR target are achieved. The intermediate-level sharing provisions provide a preferred return to all members, followed by return of capital, and finally a 40/60 split between the Fund and the other member.

We performed a cash flow analysis based on Security Properties’ underwriting pro forma, but this analysis led to a present value slightly below the equity value recently contributed by the Fund. Given the extremely limited amount of operational data available, we rely on the recently paid equity contribution as the best indicator of value. Our valuation therefore uses the Fund’s $783,571 equity contribution to represent the value of the investment to the Fund.

2.	G. 5. Met Paca II

Met Paca II is a scattered site development comprised of 192 units in the Harlem neighborhood of New York City. It is financed with a Section 236 mortgage and receives property-based Section 8 assistance for a large majority of the units. The Property performed a MUM in early 2005 that raised rents sufficiently to produce healthy cash flow, even with increased operating expenses that have occurred subsequently. We

2 Technically, the Fund is a noncontrolling member of an intermediate LLC which acts as the general partner of the lower-tier LLC that controls the Property. As a noncontrolling member, the Fund does not control operation of the Property and cannot even veto most transactions. These rights are equivalent or inferior to the rights of a typical limited partner.

understand from the Fund GP that the local GP has been uncooperative, and the Fund GP further believes that he is holding available cash at the Property in anticipation of a negotiated revision to the Partnership’s sharing provisions. Our financial model captures the anticipated renegotiation of sharing by assuming that an agreement could be reached between the Partners by changing the sharing of the residuals sale proceeds to pay 50/50 to the LP and GP after LP return of Capital instead of the 95/5 provisions currently in the LPA. We project a sale when the current five-year MUM HAP Contract expires.

2.	G. 6. Norway Housing

Norway Housing is a 136-unit development in Boston, Massachusetts financed by two mortgages from MassHousing. It receives property-based Section 8 assistance for a large majority of units. The property has produced strong NOI for many years, the Limited Dividend of only $32,000 annually produced a substantial balance in its Residual Receipts account by 2002. To avoid a dispute about ownership of the Residual Receipts, the Partnership has twice participated in MassHousing’s Recapitalization program, colloquially referred to as the Dip Loan. Under this program, MassHousing sizes a soft cash flow note to the projected surplus cash over the next five to ten years plus the balance of the Residual Receipts account. The Owner and the MHFA then share these loan proceeds approximately 50/50. Our valuation projects that property will close a third Dip Loan in 2012 before the terminal sale, at which proceeds will be shared 50/50 by the LP and GP.

2.	G. 7. Southern Boulevard II

Southern Blvd. II is a scattered site development consisting of 174 units in the Bronx borough of New York City. The Property receives property-based Section 8 assistance for all units. The original Section 236 mortgage was refinanced with two conventional mortgages in December 2006 without the prior knowledge of the Fund. The payments of the second mortgage will be paid by future proceeds of an IRP decoupling. We understand that from the Fund GP that the Local GP has proved uncooperative, thereby limiting the Fund GP’s understanding of Property operations. According to the last two years audited financial statements and the 2007 budget, NOI before debt service has been and continues to be negative. However, such financial results are inconsistent with the 2006 refinancing, as lenders typically do not make new loans against negative NOI. We received a copy of the 2006 appraisal commissioned by the lender as part of the refinancing; it showed significantly lower expenses for the Property than are budgeted. Based on the negative budgeted NOI, we are unable to perform a meaningful discounted cash flow analysis that would reasonably represent the value of the Property. We therefore rely on the appraised value of $6.3 million as the best available indicator of value. Furthermore, realizing any value will likely require renegotiation of the sharing provisions, which we capture in our model by showing proceeds from a sale distributed at a renegotiated 50/50 ratio instead of the 95/5 ratio dictated in the Partnership Agreement.

2.	G. 8. Tukwilla Station (Southwicke and West Colonial)

Tukwilla Station in Tukwilla, Washington, is comprised of two adjacent conventional properties that were originally built, and now again are run, as one property. Southwicke has 72 units and West colonial has 119 units for a total of 192 units. Each property was purchased separately in 2005 from different sellers, and each is owned by a separate LLC. Both of these LLCs are wholly owned by Monatiquot Village Associates, in which the Fund holds a 95% LP interest. For our valuation we treated these two properties as one, since they are operated together and will likely be sold as a single property. The impending ballooning maturity of the Southwicke Mortgage in 2008 requires the Partnership to sell or refinance the project promptly. Based on the current favorably low cap rates in the area, our model projects a sale at mortgage maturity with proceeds from the sale shared 50/50 by the LP and GP.

2.	G. 9. Village Green (Sonoma Valero)

Village Green, recently renamed Sonoma Valero, is a 460-unit conventional project in Santa Maria, California. The Property is encumbered by two conventional mortgages and a GP deficit note. Conversion from affordable to market-rate operation and the resulting high vacancy has been a significant problem since 2005 as market-rate tenants have not replaced Section 8 tenants as quickly as expected. The Partnership has now begun a restabilization plan that includes capital spending to bring the common areas of the property to market standards. To fund this capital spending, pay off the existing GP deficit note, and cover operating deficits in the interim, the Partnership will be entering into a new Participation Note from SP Special LLC. This new note will be for up to $2M and will be paid back from available cash flow. The note will bear interest at 12% with an additional payment required at sale or refinancing. The Fund has been given the option of participating in this Note, and the Fund GP expects to provide 20% of the funding for the Note, of which $300,000 was recently provided. Our valuation model relies on projections that the Partnership funds nearly $500,000 in capital spending during 2007 and reaches stabilization by 2008. A subsequent sale of the Property would produce would repay outstanding debt, satisfy the terms of the Participation Note, and divide the remainder 50/50 between the LP and GP.

3.	Fund Level Valuation

3.	A. Cash flows to the Fund

The Fund receives distributions of cash from the Local Partnerships arising from its Local Limited Partnership Interests (LLPIs). These cash flows take four forms, as discussed in Section 2. E. 2:

•	Cash flow pre-Discontinuity

•	Cash flow post-Discontinuity

•	Refinancing residuals

•	Sale residuals

The financial models in Exhibits V and VI show flows of each type up to the Fund discounted to Net Present Value.

3.	B. Fund expenses and fees

The Fund incurs modest annual expenses for managing its investments in the Local Partnership, providing information to investors, generating annual audits and tax documents, and otherwise maintaining the fund. Most of these expenses are fees to service professionals. Our financial model in Exhibit IV shows the Fund’s expenses trended forward at 4%, and then discounted back to produce an NPV of the Fund’s expenses.

The Fund also pays fees to the Fund GP:

•	A liquidation fee, payable when Properties are sold, equal to the lesser of a) 10% of the net proceeds or b) 1% of sales price plus 3% of net after-tax proceeds, and

•	An annual management fee of 0.25% of invested assets, capped at 50% of annual net cash flow, with a minimum fee of $56,970 annually.[3]

3.	C. Current balance sheet of the Fund

As of June 5, 2007 the Fund held cash assets of $2,892,745. We understand that most of the cash derived from sales of Properties in the Fund and that the Fund General Partner plans to reinvest these funds in additional Local Partnership Interests or similar investments. Therefore, we treat the Fund cash as a component of the Net Asset Value equivalent to its other investments in the Properties.

3 The financial model represents this fee by taking the lesser of a) trended past fee amount, or b) 50% of cash flow, then applies a floor value of $56,970.

3.	D. Fractionality discount for Shares in the Fund

3.	D. 1. Adjustments for fractionality of Shares

One Share does not simply represent a pro-rata share of the Fund’s value; its value is impaired by the fractionality of the interest created by the Fund’s structure. In establishing a suitable percent-of-total fractionality discount, we have identified and assigned weights to several factors:

1. Control of the Fund.  The Investors lack control of the Fund in nearly every meaningful way. The General Partner controls the choice of investments, inauguration of transactions, distributions, and long-term asset management. The Investors do not have any veto powers. The Investor’s sole remedy is that a majority of the Investors may vote to remove the General Partner.

2. Control of the Local Partnerships.  The Investors have no control over the actions of the Local Partnerships. The Fund acts as the Limited Partner with limited veto power in the Local Partnerships. In some cases, the Fund GP is affiliated with the Local GP, but in no event do the Investors have any control. If Local GPs are uncooperative, the Fund has limited means to influence their behavior, and Investors have none.

3. Marketability.  There is little functioning marketplace or publicly available information for interests like the Shares; few transactions occur, and those that do are entirely private and at prices heavily discounted relative to NAV. In addition, The Partnership Agreement requires that LP obtain GP consent before transferring their shares of the investment. The GP’s consent is unlikely to be withheld, but marketing the investment would likely be difficult.

4. Governance quality and alignment of interests.  The Fund Agreement has well-defined demarcations of rights and responsibilities of the Partners. Because a single Share is a tiny fraction of the total investment, there is no structural assurance in the governance that the interests of Fund GP and an individual Investor will align. Affiliations between the Fund GP and Local GPs (when they occur) help to align transactional choices at the Property level with the interests of the Fund. The Partnership Agreement is now more than thirty years old, so Investors’ interests may have diverged over time.

5. Investment size.  Although purchase of individual Shares does not require large enough amounts of capital to deter investors, few investors evaluating investments of this size will find the investment attractive. Investments with similar return but more attractive liquidity are likely accessible.

6. Information flows.  Investors are doubly distant from information flows on the assets generating returns. Investors rely on the Fund GP for reports about the Fund’s investments, without much required reporting. The Fund is itself a limited partner in the Local Partnerships and must rely on the Local GPs for information, again without formal requirements for such.

7. Investment benefit mix.  The vast majority of the value comes from residual equity available at sale or refinancing. Although the Conventional Properties are easier to liquidate than the Affordable Properties, equity in both types of assets is only accessible through a real estate transaction. Only a small portion of value is from cash flow, and this income appears reliable.

Based on the above factors, we conclude that a fractionality discount of 50% applied to the pro-rata Net Asset Value of the Fund allocable to one Share properly characterizes the value a market buyer would assign.

3.	D. 2. Market confirmation of fractionality discount

The absence of a functioning market for comparable investments prevents the use of market data as a direct measure of fractionality discounts. The market for limited partnership interests in public funds (LPIPF’s), however, offers an imperfect benchmark against which to verify our conclusions. Because of significant differences between the Shares and the LPIPF’s, the data are not sufficient to determine a fractionality discount but do offer a helpful comparison.

LPIPF’s are similar but not identical to the Shares, as shown in the table below.

Table 3.D.2
Attributes of Fund Shares versus limited partnership interests in public funds (LPIPF’s)

Characteristic	Fund	LPIPF’s

Control	Very limited veto	Limited, usually veto only
Publicly traded	No, some private trading	Infrequently
Information disclosure	SEC filing required	SEC filing required
Assets	Multiple assets, conventional and affordable	Multiple assets, usually of a type

Collectively, these differences indicate that the Shares are slightly inferior to LPIPF’s. Thus we would expect the fractionality discounts for LPIPF’s to be lower than the appropriate discount for the Shares.

Using data from the Direct Investments Spectrum study of secondary market fractionality discounts, we identified public funds which own assets roughly comparable to the Properties — multifamily apartment properties, both market-rate and subsidized. The study reports both a net asset value (NAV), which represents the aggregate value of the fund’s assets, and the average trading price of the LPIPF’s in the fund. By comparing the NAV per investment unit to the average trading price of an investment unit, the study calculates (and we verified) the implied discount from NAV. The average discount in the sample of comparable LPIPF’s was 35%.4

The data in the Direct Investments Spectrum study likely have a downward bias. The NAV’s for each fund are mostly based on self-reporting by the funds’ general partners, who may have an incentive to understate the value. Furthermore, trading of LPIPF’s is particularly thin — many interests are not traded because no buyers are willing to make offers. Indeed, 2005 is the last year in which the study was done, as the market for LPIPF’s has shrunk. The transactions that appear in the study are therefore a biased selection, because only those LPIPF’s for which the market applies a sufficiently low discount will trade at all.

Given the inferiority of the Ownership Interests to LPIPF’s and the inherent downward bias in our market benchmark, our conclusion of a 50% fractionality discount is in line with market evidence.

3.	E. Opinion of value/fairness

Based on the analysis in this Report and subject to the Terms and Limiting Conditions attached as exhibit VIII, we conclude that:

•	The Fair Market Value of one Share is $1,000, and

•	a Merger Share Price of $1,050 per Share is fair from a financial perspective, in the context of the proposed Merger, as of the Valuation Date.

Respectfully submitted,

RECAPITALIZATION ADVISORS, INC.	RECAPITALIZATION ADVISORS, INC.
/s/ Ethan Handelman	/s/ David A. Smith
Ethan Handelman, Vice President	David A. Smith, President

4 Direct Investments Spectrum, May/June 2005. The publication performed the discount study annually — 2005 was the final year of the series, which terminated because of the shrinking market.

4.	Exhibits

I.	Definitions
II.	Recap corporate profile
III.	Professional biographies of David A. Smith and Ethan Handelman
IV.	Fund Model
V.	Financial models of the Affordable Properties
a. Capitol Hill
b. Community Apartments
c. Met Paca II
d. Norway Housing
e. Southern Blvd. II
VI.	Financial models of the Conventional Properties
a. Lake Villa
b. Tukwilla Station (Southwicke and West Colonial)
c. Village Green
d. La Serena
VII.	Documents relied on for valuation
VIII.	Terms and Limiting Conditions
IX.	Representation from Fund GP regarding no material change in Valuation Interval
X.	Valuation Diagram

Exhibit I

Definitions of terms used in the Report

1. Affordability Commitment	A binding pledge that a property will rent to low-income tenants and comply with related regulations, often articulated in a Use Agreement.

2. Affordability Resources	Financial resources, normally allocated by a government entity (Federal, state, or local), that are provided to Owners in exchange for undertaking Renewed Affordability transactions. May include, without implied limitation:

• Allocated Low Income Housing Tax Credits (“LIHTC’s”)

• Allocated volume-cap tax-exempt bonds, which carry with them an automatic allocation of 4% LIHTC’s.

• HOME funds.

• CDBG funds.

• State housing trust funds.

• Real estate tax exemptions, abatements, or Payment In Lieu of Taxes (PILOT) agreements.

3. Affordable Properties	Properties with one or more Affordability Commitments and the accompanying government subsidy.

4. Baseline Scenario	A projection that assumes the Property continues to operate under its current Affordability Commitment (or lack of same) and with its current financing and operational profile. The Baseline Scenario assumes no Transactions.

5. Capital Account	Deductions and capital contributed net of repayments of capital. If less than zero, called the Negative Capital Account.

6. Capital Recovery Payment	Return on an Owner’s equity contribution in a M2M restructuring, paid over ten years.

7. Client	Interfinancial Real Estate Management Company or IREMCO.

8. Conventional Properties	Properties operating in the multifamily rental market without government subsidy or Affordability Commitments.

9. Discontinuity	A potential expected future event applicable to an Affordable Property in which, as of a discrete point in time, either the Owner or the government may or must make a fundamental change in the Property’s regulation, operations, financing, or subsidy.

Discontinuity thus encompasses possibilities such as (a) subsidy expiration, (b) owner’s ability to cancel the regulatory agreement, (c) balloon of primary or secondary financing, (d) expiration of prepayment lockout and refinancing opportunity, or (e) expiration of a non-regulatory affordability covenant document, as well as many other possibilities.

10. Exit Scenario	The Owner chooses to exit from the investment through a sale of the Property, at a value consistent with the Property’s existing Affordability Commitments (if any) and allowing sufficient time for marketing the asset and completing the transfer.

11. Fair Market Value	The highest price, in terms of cash, that a market buyer would pay to acquire a Share, assuming buyer and seller were independent parties dealing at arm’s length, both fully informed, and after a sufficient interval of time to allow for proper marketing and exposure of the Share in the marketplace.

12. Fund	The Urban Improvement Fund Limited — 1974

13. Fund GP or Fund General Partner	Interfinancial Real Estate Management Company or IREMCO.

14. Fund Partnership Agreement	Amended Certificate and Agreement of Limited Partnership of Urban Improvement Fund 1974

15. Fund Sharing Provisions	Provisions of the Fund Partnership Agreement that govern the division of financial returns — taxable income or loss, tax credits, cash flow, and refinancing or sale proceeds.

16. HAP Contract	Section 8 Housing Assistance Payments Contract, which provides property-based rental assistance to tenants.

17. HUD	The Department of Housing and Urban Development.

18. Investors	The investor limited partners in the Fund.

19. Incentive Management Fee	A fee payable to the Owner of an M2M restructured Property, subject to the M2M regulatory agreement.

20. Limited Dividend	The amount the Partnership may distribute to the Partners annually from Surplus Cash.

21. LLPIs or Local Limited Partnership Interests	The limited partnership interests held by the Fund in the Local Limited Partnerships.

22. LPIPF’s	Limited Partnership Interests in Public Funds

23. Local GP or Local General Partner	Any of several General Partners of the Local Partnerships in which the Fund invests. The Local GP may or may not be an affiliate of the Fund GP.

24. Local LP or Local Limited Partner	Any of several Limited Partners of the Local Partnerships in which the Fund invests. The Fund is often the sole Local Limited Partner for a given Local Partnership.

25. Local Partnership	Any of several (typically) single-asset entities, each of which owns and operates a Property.

26. Local Partnership Agreements	The governance agreements for each of the Local Partnerships.

27. Local Partnership Sharing Provisions	Provisions in each of the Local Partnership Agreements that govern the division of financial returns — taxable income or loss, tax credits, cash flow, and refinancing or sale proceeds.

28. M2M or Mark to Market	The federal program for restructuring above-market Section 8 contracts at market rent. In exchange for a 30-year Affordability Commitment, the Property’s unsupportable (at market rent) hard debt is restructured to soft debt. The Owner participates in 25% of cash flow following the restructuring.

29. Merger	The transaction proposed by the Fund GP that, if approved, would result in the sale approximately 39% of the Limited Partner Shares at the Merger Share Price.

30. Merger Share Price	The price at which the Shares would be sold if the Merger closes.

31. MHFA 80/20	A type of Affordability Commitment based on a mortgage held by MassHousing (previously Massachusetts Housing Finance Agency). Twenty percent of the apartments are obligated to operate at affordable rents, the remainder may operate at market rents.

32. MUM or Mark Up to Market	A HUD program offering incentives to a Owner for renewing a Section 8 contract. Qualifying properties may have their Section 8 rents increased to market levels and their limited dividend increased.

33. Opinion	This report presenting Recap’s Fairness Opinion.

34. Opinion Date	The date of Recap’s Opinion, which is later than the Valuation Date. See Section 1.E.

35. Owner	Any of the Local Partnerships, each of which owns a Property.

36. Post-Valuation Interval	The period of time between the Valuation Date and the Opinion Date, as described in Section 1.E.

37. Property(ies)	The multifamily apartment properties in which the Fund invests, listed in Exhibits V and VI.

38. Recap	Recap Advisors, LLC

39. Recapitalization	A financial or operational transformation of the Property in which its earning power and economic viability are fundamentally changed. May include:

• Market conversion or cancellation of the Affordability Commitments.

• Refinancing of the Property’s loans or mortgages.

• A Renewed-Affordability transaction.

For this purpose, a sale of the Property is not considered a Recapitalization in its own right, however particular buyers might pay for the Property based on their belief that they could execute a Recapitalization sufficient to support paying equity to the Owner.

40. Recapitalization Scenario	A projected Recapitalization for which the subject Property:

• Is legally and programmatically eligible

• Would benefit from executing the Recapitalization.

• Appears a likely candidate.

The Recapitalization Scenario also incorporates projection of the sequence of steps necessary to consummate the Recapitalization, together with evaluation of its timing, probability, and risks.

41. Regulatory Agreement	An agreement subjecting the Property to regulation to maintain it as affordable housing to low-income residents.

42. Renewed Affordability	Any Transaction that extends the term of any Affordability Commitments applicable to the Property, almost always in exchange for discretionary Affordability Resources being provided to the Owner, said financial resources used for rehab, operational viability, or equity takeout.

43. Report	This report. Synonymous with “Opinion”.

44. Residual Receipts	An escrow account controlled by HUD into which the Property deposits Surplus Cash after the Limited Dividend has been paid.

45. Section 236	A type of Affordability Commitment based on FHA mortgage insurance under Section 236 of the National Housing Act. Section 236 properties receive Interest Reduction Payments and have budget-based affordable rents.

46. Share	One unit of limited partner investment in the Fund.

47. Sharing Provisions	Applicable provisions of the Partnership Agreement that govern the division of financial returns — taxable income or loss, tax credits, cash flow, and refinancing or sale proceeds — as among the Partners of the Owner.

48. Surplus Cash	The cash from a Property’s operations available after debt service, operating expenses, and reserve deposits are paid.

49. Use Agreement	An articulation of an Affordability Commitment.

50. Valuation Date	March 6, 2007

51. We	Recap Advisors, LLC.

Financial services for affordable housing owners and investors

Recap Advisors, LLC, provides comprehensive financial services to affordable housing owners and capital sources. For owners, Recap creates innovative financial transactions to recapitalize, acquire, and sell affordable housing, as well as providing valuation and fairness opinions to enable those transactions. For capital sources, Recap monitors, optimizes, and provides workout services for portfolios of affordable housing assets. And for government agencies and affordable housing industry organizations, Recap provides program development and strategic advisory services, and is known for its policy work.

Recap Advisors is the financial services division of Consolidated American Services, which provides residential property management, maintenance, financial services, and insurance services nationwide.

1.	Summary

Nation’s foremost specialist in all financial services related to affordable housing.

•	Cutting-edge innovation in the design and execution of financial transactions to recapitalize existing affordable housing.

•	Emphasis on repositioning financing combining long-term, sustainable affordability with economically viable real estate outcomes.

•	Completed transactions in preservation, renewed affordability, refinancing, sale, Mark-to-Market, LIHTC, tax-exempt bonds, Section 8 subsidy reconfiguration, and others.

•	Since 1989, closed more than 550 transactions in 34 states, representing over 73,000 apartments and more than $2.5 billion of aggregate property value.

•	National network of contacts built on visibility and reputation among owners, managers, lenders, regulators, and buyers of affordable housing.

•	Well-known and respected among national policy-makers.

•	Strong orientation toward results-based compensation.

2.	Business development approach

Create and execute new financial transactions to solve problems arising from changing conditions.

•	Identify classes of property for which current financing is no longer functional:

•	At-risk of conversion due to property economics.

•	Inadequate funds for necessary rehab and capital improvements.

•	Ownership issues including phantom income, partners desiring exit, suboptimal partnership agreements.

•	Design new financial transactions to solve the problem.

•	Develop a programmatic approach to such financial transactions.

•	Implement the program on many properties nationwide.

•	Take each property from initial conception all the way through closing.

3.	Business innovation track record

Demonstrated ability to innovate and then replicate transactions. Application of that expertise at the transaction and policy levels.

•	1994-now. Multifamily Underwriting. Performed loan underwriting and origination for 45 properties representing nearly 6,500 apartments and over $110 million in property value, including 34 FHA-insured §241f loans totaling $74.8 million. Lead underwriting for the state housing finance agencies of South Carolina, Connecticut, and Puerto Rico in connection with Mark-to-Market or outer recapitalization transactions. Lead underwriter for a Prudential Social Investment loan facility to a national non-profit.

•	1998-now. Mark-to-Market (MAHRA). Delivered underwriting and restructuring services under the MAHRA Permanent Program or preceding Demonstration Program to HUD or state-agency partners on 71 properties totaling more than 5,800 apartments in 23 states. In 2002, working for the purchaser, Recap closed a landmark recapitalization involving assignment of HUD’s Mark-to-Market debt to a nonprofit acquirer. On behalf of an owner, negotiated the restructuring, rehabilitation, and preservation of 9 properties totaling 1,420 apartments.

•	2000-now. Acquisition. Negotiated and closed the transfer of 53 properties with more than 3,000 apartments to preserving entities, including a portfolio of 30 Rural Development properties in Washington State on behalf of a non-profit purchaser.

•	2002-now. Disposition. As owner representative, Recap has arranged the sale of 54 properties, individually and in portfolios, in most instances to preserving entities. Involved in more than 5,000 apartments whose real estate value totaled $123 million.

•	2001-2002. Millennial Housing Commission. Policy design and analysis for congressionally-chartered blue-ribbon commission re-examining the affordable housing delivery system. Analysis focused on the Low Income Housing Tax Credit program and cost-to-government models of policy proposals.

•	1999-2002. Military housing privatization. Continuing participation in University of Maryland training teams, working with staff on privatizing on-post military housing via the Residential Communities Initiative (RCI), including intensive seminars to educate base staff and on-post customized introductions to housing privatization and negotiation issues.

•	1996-1999. LIHPRHA prepayment and Enhanced Voucher delivery. Facilitated orderly, community-friendly prepayments and delivery of new Section 8 assistance for more than 45 prepayments totaling approximately 8,200 apartments and over $330 million in property value.

•	1990-1997. ELIHPA and LIHPRHA recapitalization. Closed 121 transactions under mandatory federal laws ELIHPA and LIHPRHA. Properties were located in approximately 30 states and involved nearly 17,000 apartments, representing about one-sixth of all properties preserved under these programs nationwide.

•	1993-now. Policy and quantitative analysis. Have completed a wide variety of policy assignments for Congress, HUD, state agencies, trade associations, and others.

4.	Lines of current business

•	Asset Management — on behalf of institutional investors and large-scale affordable housing owners, monitor, optimize, and perform workout services on portfolios of affordable housing assets.

•	Transactions — on behalf of affordable housing owners and acquirers, design, structure, and execute transactions to maximize value and maintain quality of living in affordable housing communities through acquisition, disposition, and recapitalization.

•	Advisory — on behalf of government agencies and affordable housing organizations, design programs, provide strategic advisory services, and provide valuation and fairness opinions that enable policymakers and private capital sources to favorably shape the affordable housing market.

5.	References

Non-profit preservation entities, lenders, regulators, military, owners, and policy-makers.

•	Tom Bledsoe, Housing Partnership Network. Non-profit trade association. (617) 720-1999. bledsoe@nahp.org.

•	Eggert Dagbjartsson, Equity Resources Group, Inc. (617) 876-4800 x11. eggert@equityresources.com.

•	Conrad Egan, National Housing Conference. Formerly with Millennial Housing Commission, Washington DC, a congressionally chartered national commission focusing on improving affordable housing.
(202) 466-2121. cegan@nhc.org.

•	Tim English, Alpha Property Management. (323) 231-4174 x168. tenglish@alphaproperty.com.

•	Francie Ferguson, Neighborhood Reinvestment, Boston. Non-profit advisor. (617) 450-0410. fferguson@nw.org.

•	Judith Kennedy, President, National Association of Affordable Housing Lenders. (202) 293-9850. jkennedy@naahl.org.

•	Charlie Nimmo, President, F & W Management Corporation. (540) 774-1641. cnimmo@fwmgmt.com.

•	Tim Palmer, Charlesbank Capital, Boston. Institutional investor. (617) 619-5473. tpalmer@charlesbank.com.

•	Bruce H. Perry, Vice President, Multifamily Housing, Connecticut Housing Finance Authority. (860) 571-4360. bruce.perry@chfa.org.

•	John Repaty, U.S. Army, Ft. Drum. (315) 772-8651. repatyj@drum.army.mil.

•	Sam Ross, CEO, WinnCompanies, Boston. Owner and manager of affordable housing. (617) 742-4500. sross@winnco.com.

David A. Smith
CEO

David A. Smith is the founder and CEO of Recap Advisors, LLC (Recap), a Boston-based firm that recapitalizes and preserves existing affordable housing via innovative financial transactions that deliver quality as both good economics and good social policy. With his entire 30-year professional career focused on affordable housing, David uniquely combines the roles of practitioner and theoretician, participant and policymaker. For a bibliography of David’s work, click here.

•	Successful businessman. Recap is the nation’s foremost specialist on the finance of existing affordable housing, nationally recognized and widely cited. Recap’s clients include federal and state government agencies, non-profit and for-profit owners and acquirers of affordable housing.

•	Transaction specialist. David has personally completed more than 80 individual transactions involving over 10,000 apartments with a current value of over $400 million. Most of these have been pathbreaking innovations such as workout, resyndication, recapitalization for preservation, prepayment, and renewed affordability.

•	Policy innovator and program developer. Throughout his career, David has volunteered to develop new affordable housing tools: legislation and financial products such as preservation, mark-to-market, enhanced vouchers, and renewed affordability. During 2000 and 2001 he was a programmatic advisor to the Millennial Housing Commission concentrating on LIHTC program performance and proposals to provide relief from contingent federal exit taxes. In 1996, he was one of ten individuals selected by the Senate Housing Subcommittee as a working group to develop mark-to-market legislation (enacted in 1998) to overhaul the rental-debt structure of more than 4,000 HUD properties nationwide. Later, Recap became a lead financial restructurer, on HUD’s behalf, on more than 70 pioneer properties going through mark-to-market.

•	Program analyst and advisor. David has been a prolific author (more than 80 published articles, former contributing editor of Real Estate Review, and a textbook) and sought-after speaker or symposium co-chair (more than 50 events) on affordable housing issues. Apart from publishing Recap’s occasional electronic Web Updates, he has testified before Congress on many occasions, and has provided studies to Congress, MHC, CBO, HUD, GAO, OMB, NCSHA, FASB, and national trade associations.

•	Educator and advocate. In both writing and speaking, David can communicate affordable housing concepts vividly, enthusiastically, and memorably, making him a sought-after teacher and advocate for affordable housing. A 1975 Harvard graduate, for more than six years David has taught housing executives in a university setting, chiefly as a Senior Research Fellow at the University of Maryland School of Public Affairs, as well as guest lectures at Harvard and MIT.

•	International consultant. In his personal capacity, David is also the founder of the Affordable Housing Institute, which works worldwide (outside the US) to help people create, improve, sustain and preserve affordable housing in their individual countries. He has been awarded the Lange Award by NAHRO for his contribution to international understanding of housing finance and exchange of information.

Ethan Handelman
Vice President

Ethan Handelman is a Vice President at Recap, LLC, working primarily in Recap’s Strategic Asset Management practice area to assist institutional investors in affordable housing evaluate, manage, and transact upon affordable housing investments to realize value and minimize risk. Ethan’s Strategic Asset Management work encompasses:

•	Portfolio assessment to evaluate potential risks and returns. Ethan recently completed a Strategic Asset Management Plan evaluating 23 ownership interests in properties totaling more than 2,500 apartments. The plan assessed risks and returns for each of the affordable housing assets and recommended specific actions to dispose of the assets, minimize risk, or improve their value.

•	Transaction execution or asset monitoring to act on recommendations made, such as disposition of properties, portfolios, or ownership interests, intra-partner buyouts, or monitoring asset performance.

•	Fairness opinions on transactions to address conflict of interests raised by related-party transactions. Ethan has completed fairness opinions for both single-property and portfolio transactions involving conventional and affordable properties.

•	Valuations of fractional ownership interests in affordable housing assets for transactions, litigation, and intra-partner buyouts. Ethan’s valuations have addressed a wide range of transactional and regulatory complexities, including: intra-partnership buyouts, related-party acquisitions, estate transfers, §236 IRP, §221(d)(3), ELIHPA and LIHPRHA Preservation, property-based and portable Section 8 assistance, LIHTC, PILOTs and tax abatements, and locality-imposed restrictions.

Ethan also works in Recap’s Policy and Program Development practice advising government, foundation, and industry association clients on affordable housing policy. Recent assignments include a portfolio analysis for Boulder Housing Partners, design of the Recognized Increased Cost proposal for a coalition of trade associations, and advice to the Puerto Rico Housing Finance Agency on its LIHTC allocation plan. Ethan has analyzed Section 8 funding and block-grant proposals, dividend tax exemption, maturing mortgages in the older FHA-insured portfolio, enhanced vouchers, HUD Fair Market Rents, rent control, and the preservation inventory, among many other issues

A 1997 graduate of the University of Michigan and a 2001 M.A. in International Relations from the Harvard University Department of Government, Ethan’s background of research and analysis has covered international institutions, irreversible investment, satellite telecommunications, Middle East politics, international crisis behavior, and chaos theory. As a Harvard teaching fellow, Ethan taught classes in international political economy, American constitutional thought, and rational choice theory.

Exhibit IV

Fund Model - Assumptions	6/29/2007

Year 1	2007
Final Year	2020

Calculation of Discount Factors Used in Analysis

Base rate	11.00%

Increments
GP	0.00%	2.00%	2.00%	4.00%
LP	2.00%	4.00%	4.00%	6.00%

Discount Factors
	Ordinary	Ordinary
	Distribution	Distribution	Refinancing	Sale
	Pre-Discont.	Post-Discont.	Proceeds	Proceeds
GP	11.00%	13.00%	13.00%	15.00%
LP	13.00%	15.00%	15.00%	17.00%

Comments:	A bifurcation discount of 1% has been added at the property level if LP and GP are distinct entities

Important Note:	These factors are for display only. Factors used in model calculations are entered at the property level.

Fund Expenses & Fees			2005 Audited
Professional Fees			18,000	Minimum Fee
Management Fees			204,090	57,020
Other Expenses			14,714
Discount rate Fund Expenses			7.00%
Trend rate for Expenses			4.00%
Fees at sale as percentage of proceeeds			10.00%

Other
Current Cash	as of	6/5/2007	2,892,745
Fund Liabilities
Number of shares			11,394

LP Share			99.00%
Discount			50.00%

Fund NPV cash flow			20,525,489
Plus Current Cash			2,892,745
Less Fund Liabilities			-
NAV Fund			23,418,234
LP Share at Less discount	99%		23,184,052
	50%		(11,592,026)
Value of Fund LPIs			11,592,026
Number of shares			11,394
Value per share			1,017
Rounded to the nearest		50	1,000

Detailed Cash Flows from Properties
Year	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

Ordinary Property Flows
Capitol Hill	-	-	-	3,835	5,309	3,776	2,418	1,224	181	-
Community Apartments	0	0	-	0	0	0	-	-	0	-
La Serena	-	-	-	-	-	-	-	-	-	-
Lake Villa	-	-	-	-	-	-	-	-	-	-
Met-Paca II	310,853	261,662	219,183	-	-	-	-	-	-	-
Norway	-	-	-	-	-	341,539	-	-	-	-
Southern Blvd. II	-	-	-	-	-	-	-	-	-	-
Tukwilla Station	182,606	514,408	-	-	-	-	-	-	-	-
Village Green	(46,042)	(164)	-	-	-	-	-	-	-	-

Subtotal	447,417	775,907	219,183	3,835	5,309	345,315	2,418	1,224	181	-

Refinancing Proceeds
Capitol Hill	-	-	-	-	-	-	-	-	-	-
Community Apartments	-	-	-	-	-	-	-	-	-	-
La Serena	-	-	-	-	-	-	-	-	-	-
Lake Villa	-	-	-	-	-	-	-	-	-	-
Met-Paca II	-	-	-	-	-	-	-	-	-	-
Norway	-	-	-	-	-	-	-	-	-	-
Southern Blvd. II	-	-	-	-	-	-	-	-	-	-
Tukwilla Station	-	-	-	-	-	-	-	-	-	-
Village Green	-	-	-	-	-	-	-	-	-	-

Subtotal	-	-	-	-	-	-	-	-	-	-

Post-Discontinuity Flows
Capitol Hill	-	-	-	-	-	-	-	-	-	-
Community Apartments	-	-	-	-	-	-	-	-	-	-
La Serena	-	-	-	-	-	-	-	-	-	-
Lake Villa	-	-	-	-	-	-	-	-	-	-
Met-Paca II	-	-	-	-	-	-	-	-	-	-
Norway	-	-	-	-	-	-	-	-	-	-
Southern Blvd. II	-	-	-	-	-	-	-	-	-	-
Tukwilla Station	-	-	-	-	-	-	-	-	-	-
Village Green	-	-	-	-	-	-	-	-	-	-

Subtotal	-	-	-	-	-	-	-	-	-	-

Detailed Cash Flows from Properties
Year	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Sale Proceeds
Capitol Hill	-	-	-	-	-	-	-	-	161,300	-
Community Apartments	-	-	-	-	-	-	-	-	74,998	-
La Serena	783,571	-	-	-	-	-	-	-	-	-
Lake Villa	5,885,785	-	-	-	-	-	-	-	-	-
Met-Paca II	-	-	2,620,284	-	-	-	-	-	-	-
Norway	-	-	-	-	-	-	-	-	-	1,754,732
Southern Blvd. II	1,366,966	-	-	-	-	-	-	-	-	-
Tukwilla Station	-	2,583,779	-	-	-	-	-	-	-	-
Village Green	-	5,744,497	-	-	-	-	-	-	-	-

Subtotal	8,036,322	8,328,276	2,620,284	-	-	-	-	-	236,298	1,754,732

Total	8,483,739	9,104,183	2,839,467	3,835	5,309	345,315	2,418	1,224	236,479	1,754,732
Cumulative Total	8,483,739	17,587,922	20,427,388	20,431,223	20,436,532	20,781,847	20,784,264	20,785,488	21,021,967	22,776,699

Portfolio Fees and Expenses	(223,711)	(223,711)	(217,439)	(211,343)	(69,032)	(65,577)	(134,331)	(59,244)	(56,342)	(84,724)
Liquidation Fees	(86,197)	(613,213)	(119,838)	-	-	-	-	-	(8,362)	(78,145)
Total Fees	(309,908)	(836,924)	(337,277)	(211,343)	(69,032)	(65,577)	(134,331)	(59,244)	(64,704)	(162,869)

Net Total	8,173,830	8,267,259	2,502,189	(207,508)	(63,724)	279,737	(131,913)	(58,020)	171,775	1,591,863
Net Cumulative Total	8,173,830	16,441,089	18,943,279	18,735,771	18,672,047	18,951,785	18,819,871	18,761,851	18,933,627	20,525,489

Fund Model - Expenses

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	Total
Professional	Fees	18,000	18,720	19,469	20,248	21,057	21,900	22,776	23,687	24,634	25,620	26,644	27,710	242,754
Management	Fees	204,090	212,254	220,744	229,573	238,756	57,020	57,020	172,657	57,020	57,020	118,240	314,187	1,624,394
Other	Expenses	14,714	15,303	15,915	16,551	17,213	17,902	18,618	19,363	20,137	20,943	21,780	22,652	198,438
Total	Expenses	236,804	246,276	256,127	266,372	277,027	96,822	98,414	215,707	101,791	103,582	166,664	364,549	1,828,783
Discount	Factor	1.00	1.07	1.14	1.23	1.31	1.40	1.50	1.61	1.72	1.84	1.97	2.10
PV	Fund Expenses	236,804	230,165	223,711	217,439	211,343	69,032	65,577	134,331	59,244	56,342	84,724	173,195	1,351,908

Discounted Liquidation Fees		0	0	86,197	613,213	119,838	0	0	0	0	0	8,362	78,145	827,610

PV	Total Fees	236,804	230,165	309,908	830,652	331,181	69,032	65,577	134,331	59,244	56,342	93,086	251,340	2,179,517

Fund Model - Property Values	6/29/2007

		Property #
		1									Present Value
		Capitol Hill	Community Apts	La Serena	Lake Villa	Met-Paca II	Norway	Southern Blvd II	Tukwilla	Village Green	Totals

City		Denver	Cleveland	Santa Ana	Kent	Harlem / Manhattan	Boston	Bronx	Tukwilla	Santa Maria
State		CO	Ohio	CA	WA	NY	MA	NY	WA	CA
Type		236	221(d)(3) - Flex	Conventional	Conventional	236	MHFA	236	Conventional	Conventional
Sale Year		2015	2015	2006	2007	2009	2016	2007	2008	2008
Cap Rate at Sale		8.00%	9.00%			6.00%	6.00%		6.00%	5.00%

Ordinary Dividends		16,742	1			791,698	341,539	0	697,014	(46,206)	1,800,787
Refi Proceeds		0	0			0	0	0	0	0	0
Sales Proceeds		161,300	74,998	783,571	5,885,785	2,620,284	1,754,732	1,366,966	2,583,779	5,744,497	20,975,912
Gross Value to Fund		178,042	74,998	783,571	5,885,785	3,411,982	2,096,271	1,366,966	3,280,793	5,698,292	22,776,699

% of Proceeds	10%	16,130	7,500			262,028	175,473	136,697	258,378	574,450	1,430,656

PV of Sales Price		38,756	230,315			5,695,131	3,603,164	5,338,983	11,073,513	30,259,877	56,239,739
% of Sales Price	1%	388	2,303			56,951	36,032	53,390	110,735	302,599	562,397

% of Proceeds	3%	4,839	2,250			78,609	52,642	41,009	77,513	172,335	629,277
Proceeds after tax		3,871	1,800			62,887	42,114	32,807	62,011	137,868	503,422

Sales Fee		(4,259)	(4,103)	0	0	(119,838)	(78,145)	(86,197)	(172,746)	(440,467)	(905,755)

Net Value to Fund		173,783	70,895	783,571	5,885,785	3,292,144	2,018,125	1,280,769	3,108,047	5,257,825	21,870,944

Blended Tax Rate	20%

Documents relied on for valuation Exhibit VII
	Capitol Hill	Community Apartments	La Serena	Lake Villa	Met-Paca II	Norway Housing	Southern Blvd. II	Tukwilla Station Southwicke	Tukwilla Station West Colonial	Village Green(Sonoma Valero)
2005 Audited Financial Statements	x	x			x	x	x	x	x	x
2006 Audited Financial Statements					x Received 4/24/07		x Received 5/18/07			Draft
2006 Unaudited Financials	x					x		x	x	x
2006 Operating Budget	x					x		x	x	x
2007 Operating Budget	x	x	x Received 6/25/07	x		x	x	x	x	x
Local Partnership Agreement	x	x	LLC Agreement Received 6/25/07	x	x	x	x	x	x	x Received 4/30/07
Current Rent Schedule	x	x	x Received 6/25/07	x	x Received 4/24/07	x	x	x	x	x
Appriasal					2004		2006
Market Rent Study	2004	2004
Mortgages	x		x Received 6/28/07			x	x Received 3/23/07	x	x	x
HAP Contract	x					x
Proforma Statements Beyond 2007			Projections Received 6/25/07	x						x Received 5/3/07

Urban Fund 1974
2005 Audited Financial Statements	x
2006 Audited Financial Statements	x
Fund Partnership Agreement	x
December 31, 2005 Annual SEC Report	x
March 31, 2006 Quaterly SEC Report	x
Cash Balances as of June 5, 2006	x Received 6/5/07

     "x" denotes that we relied on the document
"Draft" indicates we did not have the official final version of the document
Years are shown for documents that were not current

All documents were received prior to Valuation Date of March 6, 2006 except as noted

Exhibit VIII
 Terms and Limiting Conditions

Client	Security Properties
Scope of Services	Fairness Opinion
Report title	Urban Improvement Fund Limited – 1974: Fairness Opinion of a Proposed Merger

In preparing the attached report (the “Report”), our representatives have reviewed information provided by the Client and its agents and made such inquiries and further investigation we considered appropriate. We have neither supplied nor verified the information relied upon in this Report, but instead have relied solely upon the following (our "Sources"):

  Statements and representations made by the Client, its representatives, and its agents.
  Statements made in the debt instruments, documents, and financial data supplied to us by the Client, its representatives, and its agents.
  Information supplied to us by third parties from various sources.

Recap reviewed all of the relevant documents that were provided to us, a list of which is in Exhibit VII. There may exist additional documents that, if provided to us, could alter our conclusions and opinion.

We are not passing upon and do not assume any responsibility for the accuracy, sufficiency, completeness or fairness of any statements, representations, warranties, descriptions or financial data supplied to us by our Sources. We make no representation that we have independently investigated, audited or verified the accuracy, sufficiency, completeness or fairness of any of the foregoing. Neither Recap nor any principal or officer of Recap is qualified to render legal opinions.

No liability will be incurred by Recap for errors, omissions, or inaccuracies in the Report, nor for any consequences incurred by the Client, acting in whole or partial reliance on the analyses, opinions, or conclusions expressed in the work product. Neither Recap nor any principal or executive thereof is an MAI (Member, Appraisal Institute), CRE (Counselor of Real Estate), CPM (Certified Property Manager), or a member of other real estate appraisal organizations or professional associations. No such certification should be assumed.

In addition, we have assumed the authenticity, completeness, due authorization and enforceability of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies. We have also assumed the accuracy and validity of all financial data submitted to us. Existing federal and state laws and housing programs are assumed to continue.

All quotations from, summaries of, interpretations of, and excerpts from any and all documentation received from our Sources do not purport to be complete and reference is made to any and all documentation received from our Sources for a full and complete statement of the terms thereof. With regard to any matters stated to be "to our knowledge", or similarly described as an “understanding” or “belief” we call your attention to the fact that we have not made any independent review or investigation of such matters.

Many issues raised in the Report merit extensive further investigation. That investigation, if conducted, could unearth facts that would change our views from those expressed in the Report or warrant a change, refinement, or amendment of any recommended recapitalization plan. Further, modeling associated with the Report reflects numerous property and financial environment assumptions that represent our best estimates. A change in any of these variables could materially affect the outcomes projected and achieved.

The statements and opinions expressed in the Report are intended to speak only as of the date hereof and we disclaim any undertaking to advise the reader of changes to such statements and opinions occurring after the date hereof.

Exhibit IX

Fairness Opinion of a Proposed Merger
Urban Improvement Fund Limited 1974
Client's certification of information provided

Under an engagement (the "Agreement") dated October 19, 2006, Interfinancial Real Estate Management Company (the "Client" or "I") has engaged (the "Engagement") Recap Advisors, LLC., ("Recap" or "the Consultant") to provide a written report (the "Report") containing its Fairness Opinion (the "Assignment") of a proposed a transaction (the "Merger") that if approved would result in the sale of all of the Limited Partner Shares (the "Shares") in the Urban Improvement Fund Limited -1974 (the "Fund") at a specified price (the "Merger Share Price"). The Fund is an upper-tier investment fund that holds noncontrolling limited partner interests (each, a "Local Interest") in lower-tier partnerships (the "Local Partnerships"), each of which owns an apartment property (each, a "Property").

To the best of my knowledge and belief after due investigation of the facts and materials in my possession or to which I have access, I hereby certify that:

A.            I have provided the Consultant with materials it has requested pursuant to our agreement and other information which I have deemed reasonably relevant to the Assignment (collectively, the "Disclosure Information"). The materials specifically requested by the consultant included the following:

  For each Fund:
     a.        Audited financial statements of the Fund for the two most recent years.
  b.        Most recent annual and quarterly reports by the Fund to the SEC, as applicable.
  c.        Fund partnership agreement with all relevant amendments.
  d.        Description of the proposed merger transaction.

  For each underlying Property in the Fund:
     a.        Audited financial statements for the two most recent years.
  b.        Applicable regulatory agreements and other affordability commitments.
  c.        Mortgages, mortgage notes, regulatory agreements, or other relevant documents for each debt instrument.
  d.        Subsidy contracts, accompanying regulatory agreements, and most recent renewal, as applicable.
  e.        Documents establishing property tax abatements or exemptions.
  f.         Schedule of current rents.
  g.        Property manager's budget.
  h.        Local partnership agreement.
  i.         Documentation of rights of first refusal, buyout options, put options, or other relevant side agreements relating to the Properties.
  j.         Information on comparable market rents and underlying real estate value.
  k.        Information on the Properties' capital needs.
  l.         Any other Property documents requested by Recap in the course of the assignment.

  Other relevant information requested by Recap in the course of the assignment.

I exercised reasonable due diligence in attempting to procure the information requested. Some of the information requested is in the exclusive possession of third parties. Despite reasonable efforts, in very limited instances, I was unable to procure that information. See Exhibit VII of the Report for a detailed list of documents provided by me and relied upon by the Consultant.

Any information requested but not produced was to the best of knowledge unavailable or unknown to me.

Exhibit IX

B.        To the best of my knowledge, no event has occurred in the Post-Valuation Interval that would have any material effect on either (1) the Fair Market Value of the Shares or (2) the financial analysis the Consultant has performed to derive its Opinion.

C.        To the best of my knowledge, I have advised the Consultant of all information available to me which was deemed by me to have a material impact on someone rendering an opinion regarding the values of Urban Fund units.

D.        The Consultant may rely on this certification and all Disclosure Information I have provided and may include a copy of this certification as an exhibit to its Report.

Very truly yours,
Interfinancial Real Estate Management Company

     Exhibit X Valuation Diagram

Recapitalizing and preserving existing affordable housing via innovative financial transactions
 Copyright © 2007 Recap Advisors, LLC All rights reserved

Exhibit B

AGREEMENT OF MERGER
BETWEEN
UIF 1974, LP, A DELAWARE LIMITED PARTNERSHIP,
WITH AND INTO
URBAN IMPROVEMENT FUND LIMITED 1974, LP, A DELAWARE LIMITED PARTNERSHIP,

This Agreement of Merger (this “Agreement”) is made as of the 12th day of  November, 2007, by and among Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership (the “Partnership”), and UIF 1974, LP, a Delaware limited partnership (the “Transitory Partnership”).

RECITALS

A. The Partnership is a limited partnership organized under the laws of the State of Delaware pursuant to a certificate of limited partnership filed on August 18, 2006.

B. The Transitory Partnership is a limited partnership organized under the laws of the State of Delaware pursuant to filing of a certificate of limited partnership on July 13, 2007.

C. The consent to the Merger (as defined below) of the limited partners holding more than fifty percent (50%) of the outstanding limited partnership interests (“Majority-In-Interest”) of the Partnership to the Merger must be obtained by the Partnership prior to its participation in the Merger.

D. Subject to the terms and conditions hereinafter set forth, the parties intend that the Transitory Partnership merge with and into the Partnership (the “Merger”) pursuant to the terms and conditions set forth herein and in accordance with the statutory merger provisions of the Delaware Revised Uniform Limited Partnership Act (the “Act”) which are set forth in Title 6 § 17-211, and that upon the Effective Time (as defined herein) of the Merger, the general partnership interests of the Transitory Partnership issued and outstanding immediately prior to the Effective Time will be cancelled, and all of the limited partnership interests of the Transitory Partnership issued and outstanding immediately prior to the Effective Time will be converted into an equal number of limited partnership units in the Partnership, and the holders of certain of the issued and outstanding partnership interests of the Partnership shall receive a cash payment as set forth in Section 4.1 of this Agreement.

E. The parties desire to enter this Agreement to evidence the terms, provisions, representations, warranties, covenants and conditions upon which the Merger will be consummated.

NOW, THEREFORE, in consideration of these premises and of the mutual provisions, conditions and covenants herein contained, the parties hereto do hereby agree as follows:

AGREEMENT

1.	DEFINITIONS

1.1 Certain Definitions.  For purposes of this Agreement, the following terms shall have the meanings specified, unless the context expressly or by necessary implication requires otherwise:

(a) “Act” shall mean the Delaware Revised Uniform Limited Partnership Act, as now adopted or as may be hereafter amended.

(b) “Appraisal Rights” shall mean the rights provided in Section 2.4 exclusively to Limited Partners who have duly made a written demand therefor and have not consented to approve the Merger or this Agreement.

(c) “Capital Account” shall have the meaning ascribed to it in the Partnership Agreement.

(d) “Certificate of Merger” shall have the meaning set forth in the Act, Title 6, § 17-211.

(e) “Closing” shall have the meaning ascribed to it in Section 2.1.

(f) “Continuing Limited Partners” shall mean those Limited Partners listed in Exhibit B attached hereto.

(g) “Effective Time” shall have the meaning ascribed to it in Section 2.2.

(h) “General Partner” shall mean Interfinancial Real Estate Management Company, a Washington corporation.

(i) “Governmental Entity” shall have the meaning ascribed to it in Section 5.5.

(j) “Initial Limited Partner” shall mean SP Millennium L.L.C., a Washington limited liability company.

(k) “IREMCO” shall mean Interfinancial Real Estate Management Company, a Washington corporation and the general partner of the Transitory Partnership and the Partnership.

(l) “Limited Partner” shall mean those Persons who are limited partners of the Partnership immediately prior to the Effective Time.

(m) “Majority-In-Interest” shall have the meaning ascribed to it in the recitals.

(n) “Partnership” shall have the meaning ascribed to it in the preamble.

(o) “Partnership Agreement” shall mean the Agreement of Limited Partnership for Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership, dated as of August 25, 2006.

(p) “Person” shall mean any natural person, partnership, corporation, association, trust or other legal entity.

(q) “Surviving Entity” shall mean the Partnership.

(r) “Transitory Partnership” shall have the meaning ascribed to it in the preamble.

(s) “Unit” shall mean a unit of partner interest in the Partnership issued pursuant to the Partnership Agreement.

1.2 Other Definitions.  In addition to the terms defined in Section 1.1, certain other terms are defined elsewhere in this Agreement. Such other terms have their respective defined meanings, unless the context expressly or by necessary implication requires otherwise.

2.  THE MERGER

2.1 Closing.  The closing of the transactions contemplated by this Agreement (the “Closing”) shall be held on such date as the Transitory Partnership and the Partnership shall mutually agree. The Closing shall be held at the offices of Riddell Williams PS located at 1001 Fourth Avenue, Suite 4500, Seattle, WA 98154 at 10:00 a.m. on such date, or at such other time and place as the parties may agree upon in writing.

2.2 Effective Time.  Subject to the terms and conditions of this Agreement, at or prior to the Closing, both the Transitory Partnership and the Partnership shall execute and deliver a Certificate of Merger in substantially the form attached hereto as Exhibit 1 (the “Certificate of Merger”). The Merger shall become effective upon the date and time set forth in the Certificate of Merger filed with the Delaware Secretary of State (the “Effective Time”). The Effective Time is currently proposed to be December 17, 2007, which date may be extended by the parties hereto but no later than December 31, 2007.

2.3 Consequences of the Merger.

(a) General Consequences of Merger.  Upon the Effective Time, (a) the separate existence of the Transitory Partnership shall cease, the Transitory Partnership shall be merged with and into the Partnership and the Partnership shall be the Surviving Entity; (b) each Unit outstanding immediately prior to the Effective Time that is held by a Limited Partner who is not a Continuing Limited Partner and has not properly perfected Appraisal Rights with respect thereto as provided in Section 2.4 shall be converted into the right to receive a cash payment of $1,050.00 (the “Merger Consideration”); (c) each Unit outstanding immediately prior to the Effective Time that is held by a Limited Partner who is not a Continuing Limited Partner and has properly perfected Appraisal Rights with respect thereto as provided in Section 2.4 shall be converted into the right to receive a cash payment equal to the amount determined as a result of the procedure set forth in Section 2.4 above; and (d) the Merger shall, from and after the Effective Time, have all the effects provided by this Agreement and applicable law, including without limitation, Delaware Code Title 6 § 17-211(h) which provides in pertinent part that (i) the separate existence of the Transitory Partnership ceases and the Partnership shall succeed, without other transfer, act, or deed, to all the rights and property of the Transitory Partnership and shall be subject to all the debts and liabilities thereof in the same manner as if the Partnership itself incurred them; and (ii) all rights of creditors and all liens upon the property of the Transitory Partnership shall be preserved unimpaired, provided that such liens upon property of the Transitory Partnership shall be limited to the property affected thereby immediately prior to the Effective Time. Following the Merger, the separate existence of the Transitory Partnership shall thereupon cease and the Partnership shall be the Surviving Entity of the Merger and shall continue in existence under the laws of the State of Delaware.

(b) Tax Treatment of Merger.  The parties hereto acknowledge and agree that for federal income tax purposes the Merger will be treated as follows:

(i) the initial Capital Account balances of the Continuing Limited Partners immediately following the Effective Time with respect to Units held prior to the Effective Time shall be equal to the Capital Account balances they had in the Partnership prior to the Effective Time and are as set forth on Exhibit B hereto;

(ii) the initial Capital Account balances of the limited partners of the Transitory Partnership immediately following the Effective Time shall be equal to the Capital Account balances they had in the Transitory Partnership prior to the Effective Time and are as set forth on Exhibit 3 hereto; and

(iii) each Limited Partner who is not a Continuing Limited Partner will have the right to receive a cash payment from the Partnership for each Unit owned by them, and to the extent to which such cash represents income or gains, these cash payments will be subject to U.S. federal income tax or capital gains tax.

2.4 Appraisal Rights.  Each Limited Partner that is not a Continuing Limited Partner may, upon satisfying the conditions set forth in subsection (a) below, (i) enter into negotiations with the General Partner and request from the General Partner the cash price for each Unit owned by the Limited Partner that such Limited Partner reasonably believes represents the fair market value per Unit and (ii) elect to have their Units appraised by the Delaware Court of Chancery as specified in subsection (c) below.

(a) Demand.  In order to preserve rights under this Section 2.4, a Limited Partner must deliver to the General Partner, at the address set forth in Section 11.5, a written demand for Appraisal Rights no later than December 13, 2007, the deadline for consents on the approval of the Merger (the "Demand Deadline"). In addition to making such written demand, the Limited Partner must not vote in favor of the Merger or this Agreement. Additionally, a Limited Partner must continuously hold Units in the Partnership from the date the Limited Partner makes the written demand required by this Section 2.4(a) through the Effective Time of the Merger.

(i) The written demand for Appraisal Rights should state the Limited Partner’s name and mailing address, the number of Units owned by the Limited Partner, and must state that the Limited Partner is demanding Appraisal Rights for the Limited Partner’s Units. Demand must be received by the Partnership no later than the Demand Deadline.

(ii) The demand must be executed by or on behalf of the Limited Partner of record, fully and correctly, as such Limited Partner's name appears on the records of the Partnership. If the Units are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the Units are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners.

An authorized agent, including an agent for two or more joint owners, may execute the demand for a Limited Partner of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in the Partnership held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below in a timely manner to perfect whatever Appraisal Rights the beneficial owners may have. A record holder, such as a broker, fiduciary, depositary, or other nominee, who holds Units as a nominee for others, may exercise Appraisal Rights with respect to the Units held for all or less than all beneficial owners of Units as to which such person is the record owner. In such case, the written demand must set forth the number of Units covered by such demand. Where the number of Units is not expressly stated, the demand will be presumed to cover all Units outstanding in the name of such record owner.

(b) Good Faith Negotiations with General Partner.  Any Limited Partner, upon satisfying the conditions set forth in subsection (a), may request from the General Partner the cash purchase price that the Limited Partner reasonably believes represents the fair market value per Unit and the basis for such belief. The General Partner and the Limited Partners who have timely delivered to the General Partner a written demand for Appraisal Rights shall  thereafter negotiate in good faith for a purchase price for the Units of such Limited Partners for a period of 30 days following the Demand Deadline. During the negotiation process, each Limited Partner must deliver to the General Partner evidence for the Limited Partner’s assertion that the fair market value of the Units differs from the Merger Consideration. At the end of the 30-day negotiation period, any Limited Partner may (x) elect to accept a cash payment of $1,050.00 for each Unit (or any higher price that the General Partner has offered during the negotiation period) or (y) elect to have the Limited Partner’s Units appraised by the Delaware Court of Chancery as provided in Section 2.4(c).

(c) Petition to Delaware Court of Chancery.

(i) Within 60 days after the Effective Time of the Merger, and after the 30 day negotiation period under Section 2.4(b) has ended, either the Partnership or any Limited Partner who has satisfied the conditions of 2.4(a) and (b) may file a petition in the Delaware Court of Chancery demanding a judicial determination of the fair market value of the Units held by all Limited Partners entitled to Appraisal Rights. Notwithstanding the foregoing, at any time within 60 days after the Effective Time of the Merger, or at any time thereafter with the written approval of the Partnership, a Limited Partner shall have the right to withdraw such Limited Partner’s demand for Appraisal Rights and to accept the Merger Consideration offered pursuant to this Agreement. If any Limited Partner withdraws its demand for Appraisal Rights before an appraisal petition is filed in the Delaware Court of Chancery, then the Limited Partner’s Units will be automatically converted, as applicable, into the right to receive the Merger Consideration, in cash, pursuant to this Agreement, without interest. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any Limited Partner without the approval of the court, and such approval may be conditioned upon such terms as the court deems just.

(ii) A Limited Partner who timely files a petition for appraisal with the Court of Chancery of the State of Delaware within 60 days after the Effective Time of the Merger as set forth above, must also serve a copy of the petition upon the Partnership. The Partnership must then, within 20 days after such service, file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all Limited Partners who are entitled to Appraisal Rights and with whom agreements as to the fair market value of their Units have not been reached by the Partnership. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the Partnership and to the Limited Partners shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least one week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the Partnership.

(iii) At the hearing on such petition, the Court shall determine the Limited Partners who have complied with this Section 2.4 and who have become entitled to Appraisal Rights. The Court may require the Limited Partners who have demanded an appraisal for their Units and who hold Units represented by certificates to submit their certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any Limited Partner fails to comply with such direction, the Court may dismiss the proceedings as to such Limited Partner.

(iv) After determining the Limited Partners entitled to an appraisal, the Court shall appraise the Units, determining their fair market value on a per unit basis, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair market value. In determining such fair market value, the Court shall take into account all relevant factors, including applying discounts to the units for illiquidity and lack of control. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the Partnership would have had to pay to borrow money during the pendency of the proceeding.

(v) The Court shall direct the payment of the fair market value of the Units, together with interest, if any, by the Partnership to the Limited Partners entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such Limited Partner upon the surrender to the Partnership of the certificates representing such Units.

(vi) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a Limited Partner, the Court may order all or a portion of the expenses incurred by any Limited Partner in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the fair market value of all the Units entitled to an appraisal.

(d) From and after the Effective Time, no Limited Partner who has demanded Appraisal Rights as provided in this Section 2.4 shall be entitled to (i) vote such Limited Partner’s Units for any purpose; (ii) receive distributions on such Limited Partner’s Units that are payable to Limited Partners of record at a date after the Effective Time; or (iii) receive payment of any Merger Consideration.

2.5 Further Acts After Effective Time.  If, at any time after the Effective Time, the Partnership considers or is advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect, or confirm of record or otherwise in the Partnership its rights, title, or interest in, to, or under any of the rights, properties, or assets of the Transitory Partnership to be acquired by the Partnership as a result of, or in connection with, the Merger or to otherwise carry out this Agreement, the General Partner of the Partnership shall and will be authorized to execute and deliver, in the name and on behalf of the Transitory Partnership all such deeds, bills of sale, assignments, and assurances, and to take and do, in the name and on behalf of the Transitory Partnership all such other actions and things as may be necessary or desirable to vest, perfect, or confirm any and all rights, title and interest in, to, and under such rights, properties or assets in the Partnership or to otherwise carry out this Agreement.

3.	CERTIFICATE OF LIMITED PARTNERSHIP AND PARTNERSHIP AGREEMENT

3.1 Certificate of Limited Partnership.  The Certificate of Limited Partnership of the Partnership in effect immediately prior to the Effective Time shall be the Certificate of Limited Partnership of the Surviving Entity unless and until amended as provided by law and the Partnership Agreement of the Partnership.

3.2 Partnership Agreement.  The limited partnership agreement of the Partnership in effect immediately prior to the Effective Time shall be the partnership agreement of the Surviving Entity unless and until amended or revoked as provided by law, the Certificate of Limited Partnership of the Surviving Entity or by the Partnership Agreement of the Partnership.

4.	MANNER AND BASIS OF CONVERTING PARTNERSHIP INTERESTS

4.1 Exchange of Equity Interests of the Partnership and Transitory Partnership.  As of the Effective Time, by virtue of the Merger and without any action on the part of any partner of the Transitory Partnership or the Partnership:

(a) Partners/Unitholders.

(i) All general partnership interests in the Transitory Partnership shall be terminated.

(ii) Each limited partnership unit in the Transitory Partnership shall be converted into an equal number of Units.

(iii) Each Unit outstanding immediately prior to the Effective Time that is held by a Limited Partner who is not a Continuing Limited Partner and has not properly perfected Appraisal Rights with respect thereto as provided in Section 2.4 shall be converted into the right to receive a cash payment of $1,050.00.

(iv) Each Unit outstanding immediately prior to the Effective Time that is held by a Limited Partner who is not a Continuing Limited Partner and has properly perfected Appraisal Rights with respect thereto as provided in Section 2.4 shall be converted into the right to receive a cash payment equal to the amount determined as a result of the procedure set forth in Section 2.4 above.

(v) Each Unit outstanding immediately prior to the Effective Time that is held by a Continuing Limited Partner shall remain outstanding.

(b) As of the Effective Time, by virtue of the Merger, the capitalization of the Partnership shall be as set forth in Exhibit 4.

5.  REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

The Partnership represents and warrants to the Transitory Partnership as of the date hereof as follows:

5.1 Organization and Good Standing.  The Partnership is a limited partnership duly organized, validly existing and in good standing organized under the laws of the State of Delaware. The Partnership has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and possesses all licenses, franchises, rights and privileges material to the conduct of its business.

5.2 Capitalization.  The capitalization of the Partnership is set forth in Exhibit 2.

5.3 Authority; No Conflict.  The Partnership has all requisite power and authority to enter this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the general partner of the Partnership and no further partnership action is required to approve this Agreement except the consent of the Limited Partners. This Agreement has been duly executed and delivered by the Partnership and constitutes a valid and binding obligation of Partnership, enforceable in accordance with its terms, subject to obtaining limited partner consents and, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by the availability of equitable remedies and defenses.

6.	REPRESENTATIONS AND WARRANTIES OF TRANSITORY PARTNERSHIP

The Transitory Partnership represents and warrants to the Partnership as of the date hereof as follows:

6.1 Organization and Good Standing.  The Transitory Partnership is a limited partnership duly organized, validly existing and in good standing organized under the laws of the State of Delaware. The Transitory Partnership has all requisite power and authority to own, lease, and operate its properties and to carry on its business as now being conducted, and possesses all licenses, franchises, rights and privileges material to the conduct of its business.

6.2 Capitalization.  The capitalization of the Transitory Partnership is set forth in Exhibit C.

6.3 Obligations With Respect to Partnership Interests.  Except as set forth in Section 6.2, there are no equity securities of any class of partnership interest, or any security exchangeable into or exercisable for such equity securities, issued, reserved for issuance, or outstanding. There are not any options, warrants, calls, rights, commitments or agreements of any character to which Transitory Partnership is a party or by which it is bound obligating the Transitory Partnership to issue, deliver, or sell, or cause to be issued, delivered, or sold, additional partnership interests or obligating the Transitory Partnership to grant, extend or enter into any such option, warrant, call, right, commitment, or agreement.

6.4 Authority; No Conflict.  The Transitory Partnership has all requisite power and authority to enter this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Transitory Partnership of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the General Partner and by the requisite vote or consent of the limited partner of the Transitory Partnership. This Agreement has been duly executed and delivered by Transitory Partnership and constitutes a valid and binding obligation of Transitory Partnership, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles related to or limiting creditors’ rights generally and by the availability of equitable remedies and defenses. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under (a) any provision of the certificate of limited partnership or partnership agreement of Transitory Partnership, or (b) any material agreement or instrument, permit, license, judgment, order, statute, rule, or regulation applicable to Transitory Partnership or its properties or assets, other than any such conflicts, violations, defaults, terminations, cancellations, or accelerations which individually or in the aggregate would not have a material adverse effect on Transitory Partnership.

6.5 Consents.  No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required with respect to Transitory Partnership in connection with the execution and delivery of this Agreement by Transitory Partnership or the consummation by Transitory Partnership of the transactions contemplated hereby, except for (a) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Transitory Partnership is qualified to do business, (b) such consents, approvals, orders, authorizations, registrations, declarations, and filings as may be required under applicable state and federal securities laws, and (c) such other consents, authorizations, filings, approvals, and registrations which if not obtained or made would not have a material adverse effect on Transitory Partnership.

7.  COVENANTS PRIOR TO THE EFFECTIVE TIME

7.1 Conduct of Business.  From the date of this Agreement and continuing until the Effective Time, the Transitory Partnership and the Partnership each agree (except to the extent that the other party otherwise consents in writing) that such partnership shall carry on its respective business in the usual, regular, and ordinary course in substantially the same manner as heretofore conducted and will use all commercially reasonable efforts consistent with past practice and policies to preserve intact its present business organization, and preserve its relationships with customers and others having business dealings with it to the end that their goodwill and ongoing business shall be unimpaired at the Effective Time.

7.2 Partnership Votes.  Prior to the Effective Time, IREMCO, as the general partner of the Partnership, shall solicit the vote of the holders of limited partnership interests in the Partnership to approve the Merger and this Agreement.

8.  CONDITIONS TO OBLIGATIONS OF THE PARTNERSHIP

All obligations of Partnership under this Agreement are, at Partnership’s option, subject to the satisfaction or waiver, at or prior to the Closing, of each of the following conditions:

8.1 Agreement.  The General Partner of the Transitory Partnership shall have executed and delivered to the Partnership duly executed copies of this Agreement and the Certificate of Merger.

8.2 Representations True.  Each and every representation and warranty of the Transitory Partnership under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing and shall be true and accurate in all material respects as of the Closing.

8.3 Compliance.  The Transitory Partnership shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior or at the Closing.

8.4 Partner Approval.  This Agreement and the transactions contemplated hereby shall have been approved by Limited Partners holding at least a Majority-In-Interest of the Partnership.

8.5 Other Legal Requirements.  All statutory and other legal requirements for the valid consummation of the Merger shall have been fulfilled. No law or regulation shall have passed or been enacted since the date of this Agreement that would prevent the consummation of the transactions contemplated by the terms of this Agreement. No legal proceeding shall be pending or threatened wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transaction contemplated by this Agreement, or (ii) cause the transaction contemplated by this Agreement to be rescinded following consummation.

9.	CONDITIONS TO TRANSITORY PARTNERSHIP’S OBLIGATIONS

The obligations of the Transitory Partnership under this Agreement are, at Transitory Partnership’s option, subject to the satisfaction or waiver, at and prior to the Closing, of each of the following conditions:

9.1 Agreement.  The General Partner of the Partnership shall have executed and delivered to the Transitory Partnership duly executed copies of this Agreement and the Certificate of Merger.

9.2 Representations True.  Each and every representation and warranty of the Partnership under this Agreement shall be true and accurate in all material respects as of the date when made and shall be deemed to be made again at and as of the Closing and shall be true and accurate in all material respects as of the Closing.

9.3 Compliance.  The Partnership shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or at the Closing.

9.4 Partner Approval.  This Agreement and the transactions contemplated hereby shall have been approved by the General Partner and the sole limited partner of the Transitory Partnership.

9.5 Other Legal Requirements.  All statutory and other legal requirements for the valid consummation of the Merger shall have been fulfilled. No law or regulation shall have passed or been enacted since the date of this Agreement that would prevent the consummation of the transactions contemplated by the terms of this Agreement. No legal proceeding shall be pending or threatened wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transaction contemplated by this Agreement, or (ii) cause the transaction contemplated by this Agreement to be rescinded following consummation.

10.  TERMINATION AND ABANDONMENT OF MERGER

10.1 Termination By Mutual Consent.  At any time prior to Closing, the Agreement may be terminated by the mutual written consent of the Partnership and the Transitory Partnership.

10.2 Termination by Partnership.  The Partnership may terminate this Agreement and/or its obligations to close the Merger with respect to the Transitory Partnership at any time prior to the Closing by delivery of written notice to the Transitory Partnership if:

(a) The Transitory Partnership has violated the Agreement in any material respect;

(b) Any representation or warranty made by the Transitory Partnership in this Agreement is determined to be false or inaccurate in any material respect or there is any material misrepresentation or omission thereby; or

(c) The Closing has not occurred by December 31, 2007.

10.3 Termination by the Transitory Partnership.  The Transitory Partnership may terminate its obligation to close the Merger under this Agreement at any time prior to the Closing by delivery of written notice to Partnership if:

(a) Partnership has violated this Agreement in any material respect;

(b) Any representation or warranty made by Partnership in this Agreement is determined to be false or inaccurate in any material respect or there is any material misrepresentation or omission thereby; or

(c) The Closing has not occurred by December 31, 2007.

10.4 Effect of Termination.  If this Agreement is terminated pursuant to this Article 10, this Agreement shall become void with no liability or obligation on the part of Partnership or the Transitory Partnership except that nothing herein shall relieve any party for any liability for willful breach of this Agreement. The Merger may be abandoned at any time prior to the filing of the Certificate of Merger in the office of the Secretary of State in the event that this Agreement is terminated in accordance with this Article 10. In the event of termination as provided above, this Agreement shall forthwith become of no further force and effect, IREMCO shall bear all costs associated with this Agreement and all transactions contemplated herein and there shall be no obligation on the part of any other parties.

11.	MISCELLANEOUS

11.1 Headings.  The headings of the sections of this Agreement are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

11.2 Binding Nature.  This Agreement shall be binding upon and inure to the benefit of the parties hereto.

11.3 Applicable Law.  This Agreement shall be governed in all respects by the laws of the State of Delaware as applied to contracts entered into solely between residents of, and to be performed entirely in, such state. The parties hereto agree to submit to the jurisdiction of the Federal and State courts of the State of Delaware.

11.4 Severability.  Each provision of this Agreement will be considered severable. If for any reason any provision or provisions hereof are determined to be invalid or contrary to any existing or future law, such invalidity will not impair the operation of or affect those portions of this Agreement that are valid.

11.5 Notices.  Except as provided otherwise herein, any notice, demand or communication required or permitted to be given by any provision of this Agreement will be deemed to have been sufficiently given for all purposes if delivered personally to the party or to an officer of the party to whom the notice is directed or if sent by United States mail, postage and charges prepaid, or by facsimile transmission, addressed as follows:

(a) If to the Partnership:

Urban Improvement Fund Limited 1974, LP
c/o Interfinancial Real Estate Management Company, General Partner
1201 Third Ave., Suite 5400
Seattle, WA 98101
Attn.: John M. Orehek
Fax: (206) 628-8031

(b) If to the Transitory Partnership:

UIF 1974, LP
c/o Interfinancial Real Estate Management Company, General Partner

1201 Third Ave., Suite 5400
Seattle, WA 98101
Attn.: Ilya Gamel
Fax: (206) 628-8031

(c) If to the General Partner:

Interfinancial Real Estate Management Company
1201 Third Ave., Suite 5400
Seattle, WA 98101
Attn: John M. Orehek

Any such notice will be deemed to be given (a) on the date on which the notice is delivered personally as aforesaid, (b) if deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid, then two business days after the date of such deposit or (c) if sent by facsimile transmission as aforesaid, then on the date of such transmission.

11.6 No Third Party Beneficiaries.  Nothing in this Agreement is intended to confer any rights or remedies on any persons other than the parties to it and their respective successors and assigns. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement.

11.7 Entire Agreement.  This Agreement, together with the Exhibits and Schedules hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof. All prior or contemporaneous agreements or understandings among the parties with respect to the subject matter hereof, whether written or oral, are merged herein and shall be of no force or effect. This Agreement cannot be changed, modified, or discharged except by a writing executed and delivered by each of the parties. There are no representations, warranties, or agreements with respect to the subject matter hereof other than those set forth in this Agreement. Notwithstanding the foregoing, after the adoption of this Agreement by the Limited Partners of the Partnership, the parties may not amend this Agreement without the consent of Limited Partners holding a Majority-In-Interest of the Partnership, if the amendment would alter or change any material term of the Certificate of Limited Partnership of Partnership or alter or change any of the terms and conditions of this Agreement if such alteration or change would materially adversely affect the holders of limited partnership interests in the Transitory Partnership.

11.8 Further Assurances.  Each Partner will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Agreement.

11.9 Survival of Representations and Warranties.  All representations and warranties made by a party in this Agreement, shall not survive the Closing and the Effective Time.

11.10 No Brokers.  Each party represents that it has not incurred any obligation, contingent or otherwise, to a broker, finder, agent or other intermediary for introducing the parties in connection with, or otherwise procuring, this Agreement or the transaction(s) contemplated hereby. Each party agrees that it shall indemnify and hold harmless the other parties from any expense arising from a claim for any such obligation allegedly arising as a result of its actions.

11.11 Attorneys Fees.  If any legal action, including, without limitation, an action for arbitration or injunctive relief, is brought relating to this Agreement or the breach hereof, the prevailing party in any final judgment or arbitration award, or the non-dismissing party in the event of a voluntary dismissal by the party instituting the action, shall be entitled to the full amount of all reasonable expenses, including all court costs, arbitration fees and actual attorneys’ fees paid or incurred in good faith.

11.12 Exhibits.  All Exhibits and Schedules expressly referenced herein are hereby incorporated herein for any and all purposes as part of this Agreement, to the same extent as if stated herein.

11.13 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement of Merger to be signed as of the date first above written.

TRANSITORY PARTNERSHIP

UIF 1974, LP

By:	Interfinancial Real Estate Management Company a Washington corporation, General Partner

By:	/s/ John M. Orehek
John M. Orehek, Senior Vice President

PARTNERSHIP

URBAN IMPROVEMENT FUND LIMITED 1974, LP

By:	Interfinancial Real Estate Management Company
a Washington corporation,
General Partner

By:	/s/ John M. Orehek
John M. Orehek, Senior Vice President

[Signature page of Agreement of Merger]

S-1

Exhibits

Exhibit 1	—	Certificate of Merger
Exhibit 2	—	Continuing Limited Partners and Partnership Interests
Exhibit 3	—	Partnership Interests of Transitory Partnership
Exhibit 4	—	Partnership Interests as of the Effective Time

EXHIBIT 1

CERTIFICATE OF MERGER
OF
UIF 1974, LP
a Delaware limited partnership
WITH AND INTO
URBAN IMPROVEMENT FUND LIMITED 1974, LP,
a Delaware limited partnership

                          For the purpose of merging UIF 1974, LP, a Delaware limited partnership, with and into Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership, pursuant to Title 6, Section 17-1211 of the Delaware Limited Partnership Act, Urban Improvement Fund Limited 1974, LP has executed the following Certificate of Merger:

        FIRST: The name of the surviving limited partnership is Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership.

        SECOND: The name of the limited partnership being merged into the surviving limited partnership is UIF 1974, LP, a Delaware limited partnership.

        THIRD: An agreement of merger (the “Agreement of Merger”) has been approved and executed by each of the constituent partnerships.

        FOURTH: The name of the surviving limited partnership is Urban Improvement Fund Limited 1974, LP.

        FIFTH: The Agreement of Merger is on file at the following place of business of the surviving limited partnership: 1201 Third Avenue, Suite 5400, Seattle, WA 98101.

        SIXTH: A copy of the Agreement of Merger will be furnished by the surviving limited partnership on request and without cost to any partner of the surviving limited partnership or the partnership being merged into the surviving limited partnership.

                      IN WITNESS WHEREOF, the surviving limited partnership has caused this certificate to be signed by its general partner this   day of          2007.

Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership

By:	Interfinancial Real Estate Management Company, a Washington corporation, General Partner

By
John M. Orehek Senior Vice President

EXHIBIT 2

CONTINUING LIMITED PARTNERS AND PARTNERSHIP INTERESTS

	Outstanding Units in
	Partnership Prior to	Capital Account
	Effective Time	Balance

General Partner
Interfinancial Real Estate Management Company	115	$(67,568)
Continuing Limited Partners
Interfinancial Real Estate Management Company	379	$(257,756)
SP Millennium L.L.C.	3,686	$(2,505,133)
Equity Resources Cambridge Fund Limited Partnership	1	$(680)
Equity Resource Dover Fund Limited Partnership	282	$(191,787)
Equity Resource Lexington Fund Limited Partnership	1,004.5	$(683,156)
Equity Resource Boston Fund Limited Partnership	55	$(37,405)
Equity Resource Bay Fund Limited Partnership	40	$(27,204)
Equity Resource Brattle Fund Limited Partnership	14	$(9,521)
Equity Resource Fund XV Limited Partnership	40	$(27,204)
Equity Resource Fund XVI Limited Partnership	12	$(8,161)
Equity Resource Fund XX Limited Partnership	611	$(415,539)
Non-Continuing Limited Partners	5,269.5

EXHIBIT 3

PARTNERSHIP INTERESTS OF TRANSITORY PARTNERSHIP

	Outstanding	Capital Account
	Units	Balance

General Partner
Interfinancial Real Estate Management Company	100	0
Limited Partners
SP Millennium L.L.C.	3,425	$3,596,250
Equity Resource Fund XXIV (QP) Limited Partnership	1,263	$1,326,150
Equity Resource Fund XXIV (AI) Limited Partnership	418	$438,900
F24 Annex Fund Limited Partnership	163.5	$171,675

EXHIBIT 4

PARTNERSHIP INTERESTS AS OF THE EFFECTIVE TIME

	Outstanding Units in	Capital Account
	Partnership	Balance

General Partner
Interfinancial Real Estate Management Company	115	$(67,568)
Continuing Limited Partners
Interfinancial Real Estate Management Company	379	$(257,756)
SP Millennium L.L.C.	7,111	$1,091,117
Equity Resources Cambridge Fund Limited Partnership	1	$(680)
Equity Resource Dover Fund Limited Partnership	282	$(191,787)
Equity Resource Lexington Fund Limited Partnership	1,004.5	$(683,156)
Equity Resource Boston Fund Limited Partnership	55	$(37,405)
Equity Resource Bay Fund Limited Partnership	40	$(27,204)
Equity Resource Brattle Fund Limited Partnership	14	$(9,521)
Equity Resource Fund XV Limited Partnership	40	$(27,204)
Equity Resource Fund XVI Limited Partnership	12	$(8,161)
Equity Resource Fund XX Limited Partnership	611	$(415,539)
Equity Resource Fund XXIV (QP) Limited Partnership	1,263	$1,326,150
Equity Resource Fund XXIV (AI) Limited Partnership	418	$438,900
F24 Annex Fund Limited Partnership	163.5	$171,675

EXHIBIT C

Historical Performance Evaluation

Urban Improvement Fund Limited 1974, LP
LP — Total Performance Evaluation
11,394 — LP Units

	Capital Account Balance for Total LP’s							Effective Cash / Performance Analysis per LP Unit
							Cumulativ							Annual	Cumulative
	Capital		Income/				Cap	Capital		Tax Impact				Cash	Cash
Year	Cont	Distributions	Loss(1)	Adjustments	Merger Px		Acct Bal	Cont	Distributions	at 55/30%(2)		Merger Px		Impact(3)	Impact

Invest	11,394,000	—	—	—	—		11,394,000	(1,000)	—	—		—		(1,000)	(1,000)
1974	—	—	(5,831,200)	—	—		5,562,800	—	—	281		—		281	(719)
1975	—	—	(5,155,029)	—	—		407,771	—	—	249		—		249	(470)
1976	—	—	(6,109,884)	—	—		(5,702,113)	—	—	295		—		295	(175)
1977	—	—	(6,140,376)	—	—		(11,842,489)	—	—	296		—		296	122
1978	—	—	(5,807,637)	—	—		(17,650,126)	—	—	280		—		280	402
1979	—	—	(5,572,314)	—	—		(23,222,440)	—	—	269		—		269	671
1980	—	—	(3,539,448)	—	—		(26,761,888)	—	—	93		—		93	764
1981	—	—	(1,292,049)	—	—		(28,053,937)	—	—	34		—		34	798
1982	—	—	(443,421)	—	—		(28,497,358)	—	—	12		—		12	810
1983	—	—	(453,915)	—	—		(28,951,273)	—	—	12		—		12	822
1984	—	—	1,414,512	—	—		(27,536,761)	—	—	(37)		—		(37)	785
1985	—	(605,880)	4,312,737	—	—		(23,829,904)	—	53	(114)		—		(60)	724
1986	—	(356,400)	892,782	—	—		(23,293,522)	—	31	(24)		—		8	732
1987	—	(161,766)	(83,754)	—	—		(23,539,042)	—	14	2		—		16	748
1988	—	—	(64,350)	—	—		(23,603,392)	—	—	2		—		2	750
1989	—	—	(89,100)	—	—		(23,692,492)	—	—	2		—		2	752
1990	—	—	337,590	—	—		(23,354,902)	—	—	(9)		—		(9)	744
1991	—	(45,639)	799,029	—	—		(22,601,512)	—	4	(21)		—		(17)	726
1992	—	—	661,815	—	—		(21,939,697)	—	—	(17)		—		(17)	709
1993	—	—	1,999,701	—	—		(19,939,996)	—	—	(53)		—		(53)	656
1994	—	—	1,572,615	—	—		(18,367,381)	—	—	(41)		—		(41)	615
1995	—	—	(3,383,919)	—	—		(21,751,300)	—	—	89		—		89	704
1996	—	—	925,452	—	—		(20,825,848)	—	—	(24)		—		(24)	680
1997	—	—	896,940	—	—		(19,928,908)	—	—	(24)		—		(24)	656
1998	—	—	3,176,217	—	—		(16,752,691)	—	—	(84)		—		(84)	572
1999	—	(1,485,000)	824,571	—	—		(17,413,120)	—	130	(22)		—		109	681
2000	—	—	449,460	—	—		(16,963,660)	—	—	(12)		—		(12)	669
2001	—	—	249,777	—	—		(16,713,883)	—	—	(7)		—		(7)	663
2002	—	—	2,366,496	—	—		(14,347,387)	—	—	(62)		—		(62)	600
2003	—	(1,465,596)	1,072,665	—	—		(14,740,318)	—	129	(28)		—		100	701
2004	—	—	4,489,254	—	—		(10,251,064)	—	—	(118)		—		(118)	583
2005	—	—	659,142	—	—		(9,591,922)	—	—	(17)		—		(17)	565
2006	—	—	2,882,385	—	—		(6,709,537)	—	—	(76)		—		(76)	489
2007	—	(1,050,000)	19,723,237 (4)	—	(11,963,700	)(5)	—	—	92	(519	)(4)	1,050	(5)	623	1,112

	11,394,000	(5,170,281)	5,739,981	—	(11,963,700)		—	(1,000)	454	609		1,050		1,112

Notes:

(1)	$39,437,541 of total loss was allocated between the years 1974-1981.	Capital Contribution:	(1,000)

(2)	Assumes a 55% tax bracket in years 1974-1979; 30% tax bracket (a blended average of income and capital gains) in years 1980+.	Distributions Rec’d:	454

(3)	Assumes a 55% tax bracket in years 1974-1979; 30% tax bracket (a blended average of income and capital gains) in years 1980+.	Estimated Tax Savings:	608

(4)	Estimated LP’s long term capital gain from sale at merger consideration, per note #5 below. Does not include any estimate of income or loss from 2007 rental real estate activities.	Current Tender Offer Price:	1,050

(5)	Assumes the LP units are sold at the proposed merger consideration of $1,050 per unit and LPs received $1,050 per unit of cash in 2007.	Total Value Achieved per LP Unit:	1,112

(6)	Internal rate of return calculation based on the IRR function in Microsoft Excel 2003. The estimated IRR calculation is based on an initial investment by the original investor at the inception of the partnership, without adjustment for the facts or circumstances of any particular limited partner.	Annual IRR:	18.0	%(6)

EXHIBIT D

Estimated Tax Consequences

ESTIMATED FEDERAL INCOME TAX CONSEQUENCES TO INVESTORS
Urban Improvement Fund Limited 1974, LP

					Federal Tax	Potential
		Dec 31, 2006	Proposed	Taxable	at 25%	After Tax
	Units	Ending Capital	Purchase Price	Gain	Tax Rate	Cash Flow
Partner Name	A	B	C = A * $1,050	D = C − B	E = D * 25%	F = C − E

Example Investor A	1	(681)	1,050	1,731	433	617
Example Investor B	5	(3,405)	5,250	8,655	2,164	3,086
Example Investor C	10	(6,810)	10,500	17,310	4,328	6,172
Example Investor D	20	(13,620)	21,000	34,620	8,655	12,345

NOTES:

1)	This schedule uses the maximum Federal capital gains tax rate of 25% applicable to unrecaptured §1250 gain. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the maximum Federal capital gains tax rate to 15% for certain transactions. The 15% tax rate may apply to some or all of this transaction.

2)	Individual investors may be able to take advantage of “Passive Activity Loss (PAL’s)” carry forward which may be used to offset capital gains.

3)	All Capital Account allocation numbers and calculations are as of Year End 2006, with an adjustment reflecting the May, 2007 distribution of $1,050,000. The tax liability calculations are estimates.

4)	This schedule shows the estimated tax consequences to an original investor who invested $1,000 per Unit at the inception of the Partnership, and received allocated income and losses in subsequent years, without adjustment for the specific facts or circumstances of any particular investor.

5)	Investors should see their own tax advisors to determine the tax consequences of the Recapitalization in their particular circumstances.

6)	This schedule does not take into account state or local taxes.

EXHIBIT E

URBAN IMPROVEMENT FUND LIMITED 1974, LP

LIMITED PARTNER CONSENT BALLOT FOR
APPROVAL OF MERGER AND MERGER AGREEMENT

The undersigned holder(s) of limited partnership interests (“Units”) in Urban Improvement Fund Limited 1974, LP, a Delaware limited partnership (the “Partnership”), having received and reviewed the Consent Solicitation and Information Statement of the Partnership dated November 14, 2007 (the “Statement”), makes the following votes and elections in connection with the proposed merger of the Partnership with UIF 1974, LP, a Delaware limited partnership (“Merger Sub”), pursuant to the Agreement of Merger between the Partnership and the Merger Sub attached to the Statement (the “Merger Agreement”), the result of which will be, unless the undersigned elects and perfects the appraisal remedy described in the Merger Agreement, to convert the Units held by the undersigned into the right to receive cash of $1,050 per Unit.

PROPOSAL 1: Proposed Merger:

☐ FOR the proposed Merger of the Partnership with Merger Sub pursuant to the terms of the Merger Agreement	☐ AGAINST the proposed Merger of the Partnership with Merger Sub pursuant to the terms of the Merger Agreement
Note: If you vote FOR the Merger you may not pursue the appraisal remedy described in the Statement.

(Please mark one of the blocks with either blue or black ink)

IN WITNESS WHEREOF, the undersigned has executed this Consent Ballot as of          , 2007.

(Printed Name of Limited Partner)	(Printed Name of Limited Partner)

(Signature of or for Limited Partner)	(Signature of or for Limited Partner)

SSN/TIN:__________________________________________________________________________________________________________________	SSN/TIN: __________________________________________________________________________________________________________________

The fully completed and executed Consent Ballot should be sent to the Partnership by mail or overnight courier service to IREMCO, 1201 Third Avenue, Suite 5400, Seattle, WA 98101, Attention: Ilya Gamel or by fax to Ilya Gamel at fax telephone number 206-628-8031, by December 13, 2007 at 5:00 p.m.